The Royce Funds
--------------------------------------------------------------------------------
Royce Premier Fund                      Royce GiftShares Fund
Royce Micro-Cap Fund                    Royce Total Return Fund
Pennsylvania Mutual Fund                Royce Low-Priced Stock Fund
PMF II                                  Royce Financial Services Fund
--------------------------------------------------------------------------------
PROSPECTUS--April 30, 1998
--------------------------------------------------------------------------------
NEW ACCOUNT AND GENERAL INFORMATION: Investor Information--1-800-221-4268
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES--1-800-841-1180                 INVESTMENT ADVISOR
                                                     SERVICES--1-800-33-ROYCE
--------------------------------------------------------------------------------
The Funds listed above are series of The Royce Fund (the "Trust"), a diversified open-end management investment company. The Funds share an investment focus on small capitalization companies that are selected on a value basis. This Prospectus relates only to the Investment Class of shares of the above Funds, which are offered without sales charges or commissions. Shares of other Fund classes are generally offered only through certain broker-dealers.
--------------------------------------------------------------------------------
TABLE OF CONTENTS



                                               Page
Fund Expenses ................................    2
Financial Highlights .........................    3
Investment Performance and Volatility ........    6
Investment Objectives ........................    7
Investment Policies ..........................    8
Investment Risks .............................   10
Investment Limitations .......................   12
Management of the Trust ......................   14
General Information ..........................   14
Royce GiftShares Fund Investors ..............   15


                                               Page
Dividends, Distributions and Taxes ...........   16
Net Asset Value Per Share ....................   17
             SHAREHOLDER GUIDE
Opening an Account and Purchasing Shares .....   17
Choosing a Distribution Option ...............   19
Important Account Information ................   19
Redeeming Your Shares ........................   20
Exchange Privilege ...........................   22
Transferring Ownership .......................   22
Statements and Reports .......................   22

--------------------------------------------------------------------------------
ABOUT THIS      This Prospectus sets forth concisely the information that you
PROSPECTUS      should know about a Fund before you invest. It should be
                retained for future reference. A Statement of Additional
                Information dated April 30, 1998, containing further information about the Funds and the Trust, has been filed with the Securities and Exchange Commission and incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Trust or calling Investor Information.

                If you are viewing the electronic version of this Prospectus through an online computer service, you may request a printed version free of charge by calling or e-mailing Investor Information. The E-mail address for The Royce Funds is funds@roycenet.com, and the Internet Home Page is http://www.roycefunds.com
--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.







                                                         Investment Class Shares

--------------------------------------------------------------------------------
FUND EXPENSES   The following table summarizes all expenses and fees
                that you would incur as a shareholder of the Funds in connection with an investment in the class of shares offered by this Prospectus.

                Shareholder Transaction Expenses and Other Costs

    Sales Load Imposed on Purchases .................................. None
    Sales Load Imposed on Reinvested Dividends ....................... None
    Deferred Sales Load .............................................. None
    Redemption Fee--on purchases held for 1 year or more ............. None
    Early Redemption Fee--on purchases held for less than 1 year .....  1%*
    Annual Trustee's Fee (Royce GiftShares Fund only) ................ $50

                             Annual Fund Operating Expenses

                                                                                                       Total
                                                Management                                           Operating
                                                  Fees**           12b-1 Fees**        Other        Expenses**
                                             (after waivers)     (after waivers)     Expenses     (after waivers)
                                            -----------------   -----------------   ----------   ----------------
  Royce Premier Fund ....................          1.00%              None              .24%            1.24%
  Royce Micro-Cap Fund ..................          1.19               None              .30             1.49
  Pennsylvania Mutual Fund ..............           .78               None              .27             1.05
  PMF II ................................           .69               None              .56             1.25
  Royce GiftShares Fund .................           .00                 .00%           1.49             1.49
  Royce Total Return Fund ...............           .83               None              .42             1.25
  Royce Low-Priced Stock Fund ...........           .86                 .00             .63             1.49
  Royce Financial Services Fund .........           .20                 .00            1.29             1.49

  The purpose of the above tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Funds. The following examples illustrate the expenses that you would incur on a $1,000 investment over various periods, assuming a 5% annual rate of return and redemption at the end of each period. These examples should not be considered representations of past or future expenses or performance. Actual expenses may be higher or lower than those shown.



                                                 1        3         5        10
                                               Year     Years     Years     Years
                                              ------   -------   -------   ------
  Royce Premier Fund ......................    $13       $39       $68      $150
  Royce Micro-Cap Fund ....................     15        47        81       178
  Pennsylvania Mutual Fund ................     11        33        58       128
  PMF II ..................................     13        40        69       151
  Royce GiftShares Fund*** ................     15        47        81       178
  Royce Total Return Fund .................     13        40        69       151
  Royce Low-Priced Stock Fund .............     15        47        81       178
  Royce Financial Services Fund ...........     15        47        81       178

  ------------
    * Early redemption fee does not apply to Royce GiftShares Fund.
   ** Management Fees would have been 1.50%, 1.00%, 1.00%, 1.00%, 1.50% and
  1.50% for Royce Micro-Cap, PMF II, GiftShares, Total Return, Low-Priced Stock and Financial Services Funds, respectively; 12b-1 Fees would have been .25% for Royce GiftShares, Low-Priced Stock and Financial Services Funds, respectively; and Total Operating Expenses would have been 1.80%, 1.56%, 3.82%, 1.42%, 2.38% and 3.04% for Royce Micro-Cap, PMF II, GiftShares, Total Return, Low-Priced Stock and Financial Services Funds, respectively, without waivers of management fees and, for Royce GiftShares Fund, expense reimbursement by Royce & Associates, Inc. ("Royce"), the Funds' investment adviser, and of 12b-1 fees by Royce Fund Services, Inc. ("RFS"), the Funds' distributor. Royce and RFS have committed to waive their fees to the extent necessary to maintain Total Operating Expenses of the Funds, other than Pennsylvania Mutual and Royce Premier, at or below the percentages set forth in the above table through 1998 (Royce GiftShares Fund through 2002).
  *** Exclusive of Royce GiftShares Fund's $50 annual trustee's fee per account. For trust accounts opened prior to or during 1998, Royce will pay that portion of the currently effective annual trustee's fee in excess of $50 per account and the trustee's fees for establishing and terminating the accounts.

--------------------------------------------------------------------------------
FINANCIAL       The following financial highlights are part of the Funds'
HIGHLIGHTS      financial statements which have been audited by Coopers &
                Lybrand L.L.P., independent accountants. The Funds' financial statements and Coopers & Lybrand L.L.P.'s reports thereon are included in the Funds' Annual Reports to Shareholders and are incorporated by reference into the Statement of Additional
                Information and this Prospectus. Further information about the Funds' performance is contained elsewhere in this Prospectus and in the Funds' Annual Reports to Shareholders for 1997, which may be obtained without charge by calling Investor Information.


                                                    Royce Premier
                           -------------------------------------------------------------------
                                                Year ended December 31,
                           -------------------------------------------------------------------
                              1997          1996        1995       1994       1993       1992
                              ----          ----        ----       ----       ----       ----
Net Asset Value,
 Beginning of
 Year ....................   $ 7.81       $ 7.12       $ 6.48     $ 6.41     $ 5.52     $ 5.00
                             ------       ------       ------     ------     ------     ------
Income from Investment
----------------------
 Operations
 ----------
 Net investment
  income (loss) ..........     0.09         0.10         0.10       0.06       0.02       0.02
 Net realized and
  unrealized gain
  on investments .........     1.35         1.18         1.05       0.15       1.03       0.77
                             ------       ------       ------     ------     ------     ------
   Total from
    Investment
    Operations ...........     1.44         1.28         1.15       0.21       1.05       0.79
                             ------       ------       ------     ------     ------     ------
Less Distributions
------------------
 Dividends paid
  from net
  investment
  income .................    (0.09)       (0.10)       (0.09)     (0.05)     (0.02)     (0.02)
 Distributions paid
  from capital
  gains ..................    (0.46)       (0.49)       (0.42)     (0.09)     (0.14)     (0.25)
                             -------      ------       ------     ------     ------     ------
   Total
   Distributions .........    (0.55)       (0.59)       (0.51)     (0.14)     (0.16)     (0.27)
                             -------      ------       ------     ------     ------     ------
Net Asset Value,
 End of Year .............   $ 8.70       $ 7.81       $ 7.12     $ 6.48     $ 6.41     $ 5.52
                             =======      ======       ======     ======     ======     ======
Total Return .............     18.4%        18.1%        17.8%       3.3%      19.0%      15.8%
                             =======      ======       ======     ======     ======     ======
Ratios/Supplemental Data
------------------------
 Net Assets, End of
  Year (millions) ........   $  533       $  317       $  302     $  202     $   47     $    2
 Ratio of Expenses
  to Average Net
  Assets(1) ..............     1.24%        1.25%        1.25%      1.38%      1.50%      1.77%
 Ratio of Net
  Investment
  Income (Loss) to
  Average Net
  Assets(1) ..............     1.20%        1.25%        1.48%      1.19%      0.68%      0.53%
 Portfolio Turnover
  Rate ...................       18%          34%          39%        38%        85%       116%
 Average
  Commission
  Rate Paid+ .............   $.0608       $.0621



                                                      Royce Micro-Cap
                           --------------------------------------------------------------------
                                                  Year ended December 31,
                           --------------------------------------------------------------------
                              1997         1996         1995       1994       1993       1992
                              ----         ----         ----       ----       ----       ----
Net Asset Value,
 Beginning of
 Year ....................   $ 8.14       $ 7.53       $ 6.48     $ 6.47     $ 5.83     $ 5.00
                             ------       ------       ------     ------     ------     ------
Income from Investment
 Operations
 Net investment
  income (loss) ..........     0.00        (0.01)        0.00       0.00       0.00      (0.01)
 Net realized and
  unrealized gain
  on investments .........     2.01         1.17         1.24       0.23       1.38       1.48
                             ------       ------       ------     ------     ------     ------
   Total from
    Investment
    Operations ...........     2.01         1.16         1.24       0.23       1.38       1.47
                             ------       ------       ------     ------     ------     ------
Less Distributions
------------------
 Dividends paid
  from net
  investment
  income .................    (0.00)       (0.00)       (0.00)     (0.00)     (0.00)     (0.00)
 Distributions paid
  from capital
  gains ..................    (0.75)       (0.55)       (0.19)     (0.22)     (0.74)     (0.64)
                             ------       ------       ------     ------     ------     ------
   Total
    Distributions ........    (0.75)       (0.55)       (0.19)     (0.22)     (0.74)     (0.64)
                             ------       ------       ------     ------     ------     ------
Net Asset Value,
 End of Year .............   $ 9.40       $ 8.14       $ 7.53     $ 6.48     $ 6.47     $ 5.83
                             ======       ======       ======     ======     ======     ======
Total Return .............     24.7%        15.5%        19.1%       3.6%      23.7%      29.4%
                             ======       ======       ======     ======     ======     ======
Ratios/Supplemental Data
------------------------
 Net Assets, End of
  Year (millions) ........   $  200       $  141       $   98     $   27     $   10     $    3
 Ratio of Expenses
  to Average Net
  Assets(1) ..............     1.49%        1.79%        1.94%      1.99%      1.99%      1.69%
 Ratio of Net
  Investment
  Income (Loss) to
  Average Net
  Assets(1) ..............     0.04%       (0.20%)       0.10%      0.02%     (0.09%)    (0.21%)
 Portfolio Turnover
  Rate ...................        8%          70%          25%        54%       116%       171%
  Average
  Commission
  Rate Paid+ .............   $.0549    $   .0476

------------
(1)Expense ratios are shown after waiver of fees by the investment adviser and distributor. Expense ratios before fee waivers would have been 1.28%, 1.68% and 4.17% for 1996, 1993 and 1992, respectively, for Royce Premier Fund, and 1.80%, 1.87%, 1.97%, 2.34%, 2.49% and 3.77% for 1997, 1996, 1995, 1994, 1993 and 1992,
respectively, for Royce Micro-Cap Fund.

+ Beginning in 1996, the Funds are required to disclose average commission rates paid per share for purchases and sales of investments.

                                            Pennsylvania Mutual Fund
                           -----------------------------------------------------------
                                             Year ended December 31,
                           -----------------------------------------------------------
                              1997         1996         1995       1994        1993
                              ----         ----         ----       ----        ----
Net Asset Value,
 Beginning of
 Year ....................   $ 7.11       $ 7.71       $ 7.41     $ 8.31      $ 8.00
                             ------       ------       ------     ------      ------

Income from Investment
----------------------
 Operations
 ----------
 Net investment
  income .................     0.07         0.11         0.11       0.12        0.11
 Net realized and
  unrealized gain
  (loss) on
  investments ............    1.70          0.84         1.27      (0.18)       0.79
                             ------       ------       ------     ------      ------
   Total from
    Investment
    Operations ...........    1.77          0.95         1.38      (0.06)       0.90
                             ------       ------       ------     ------      ------

Less Distributions
------------------
 Dividends paid
  from net
  investment
  income .................    (0.06)       (0.11)       (0.11)     (0.11)      (0.11)
 Distributions paid
  from capital
  gains ..................    (1.00)       (1.44)       (0.97)     (0.73)      (0.48)
                             ------       ------       ------     ------      ------
   Total
    Distributions ........    (1.06)       (1.55)       (1.08)     (0.84)      (0.59)
                             ------       ------       ------     ------      ------
Net Asset Value,
 End of Year .............   $ 7.82       $ 7.11       $ 7.71     $ 7.41      $ 8.31
                             ======       ======       ======     ======      ======
Total Return .............     25.0%        12.8%        18.7%      (0.7%)      11.3%
                             ======       ======       ======     ======      ======

Ratios/Supplemental Data
------------------------
 Net Assets, End of
  Year (millions) ........   $  508       $  457       $  630     $  771      $1,022
 Ratio of Expenses
  to Average Net
  Assets(1) ..............     1.05%      .   99%         .98%       .98%        .98%
 Ratio of Net
  Investment
  Income to
  Average Net
  Assets .................     0.88%        1.05%        1.18%      1.33%       1.23%
 Portfolio Turnover
  Rate ...................       18%          29%          10%        17%         24%
 Average
  Commission
  Rate Paid+ .............   $.0629       $.0588



                                                           Pennsylvania Mutual Fund
                           ---------------------------------- -------------------------------------------------------
                                                            Year ended December 31,
                           ------------------------------------------------------------------------------------------
                              1992         1991         1990         1989         1988         1997         1996
                           ------------ ------------ ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of
 Year ....................   $ 7.29       $ 5.78       $   6.85     $    6.41      $   5.47     $ 5.26       $ 5.00
                             ------       ------       --------      --------      --------     ------       ------

Income from Investment
 Operations
 Net investment
 income ..................     0.11         0.12           0.17          0.21          0.14       0.07         0.00
 Net realized and
 unrealized gain
 (loss) on
 investments .............     1.07         1.72         (0.96)         0.86          1.20       1.03         0.26
                             ------       ------       --------      --------      --------     ------       ------
  Total from
  Investment
  Operations .............     1.18         1.84         (0.79)         1.07          1.34       1.10         0.26
                             ------       ------       --------      --------      --------     ------       ------

Less Distributions
--------------------------
 Dividends paid
 from net
 investment
 income ..................    (0.10)       (0.12)        ( 0.16)        (0.22)        (0.12)     (0.08)       (0.00)
 Distributions paid
 from capital
 gains ...................    (0.37)       (0.21)        ( 0.12)        (0.41)        (0.28)     (0.36)       (0.00)
                             ------       ------       --------      --------      --------     -------      -------
  Total
  Distributions ..........    (0.47)       (0.33)        ( 0.28)        (0.63)        (0.40)     (0.44)       (0.00)
                             ------       ------       --------      --------      --------     -------      -------
Net Asset Value,
 End of Year .............   $ 8.00       $ 7.29       $   5.78     $    6.85      $   6.41     $ 5.92       $ 5.26
                             ======       ======       ========      ========      ========     =======      =======
Total Return .............     16.2%        31.8%         (11.5%)        16.7%         24.6%      20.8%         5.2%
                             ======       ======       ========      ========      ========     =======      =======

Ratios/Supplemental Data
--------------------------
 Net Assets, End of
 Year (millions) .........   $1,102       $  789       $    549     $     550      $    444     $   22       $   18
 Ratio of Expenses
 to Average Net
 Assets(1) ...............      .91%         .95%           .96%          .97%         1.01%       .99%         .97%*
 Ratio of Net
 Investment
 Income to
 Average Net
 Assets ..................     1.48%        1.73%          2.62%         2.93%         2.35%      1.23%         .83%*
 Portfolio Turnover Rate....     22%          29%            15%           23%           24%        77%           1%
 Average
 Commission
 Rate Paid+ ..............                                                                      $.0564       $.0586

------------
(1) Expense ratios before waivers of fees by the investment adviser would have been 1.03% and .99% for 1996 and 1995, respectively, for Pennsylvania Mutual Fund and 1.56% and 1.97% for 1997 and 1996, respectively, for PMF II (inception date November 19, 1996).

* Annualized.

+ Beginning in 1996, the Funds are required to disclose average commission rates paid per share for purchases and sales of investments.

           Royce GiftShares                                     Royce Total Return
-------------------------------------- ---------------------------------------------------------------------
          Year               Period                           Year                               Period
          ended               ended                           ended                              ended
        Dec. 31,            Dec. 31,                        Dec. 31,                            Dec. 31,
------------------------- ------------ --------------------------------------------------- -----------------
    1997         1996        1995(2)       1997         1996         1995         1994          1993(3)
------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------------


 $5.83         $  5.01    $ 5.00         $ 6.29       $ 5.76      $ 5.12       $ 5.00          $   5.00
 -------       -------    ------         ------       ------      ------      -------          --------



   (0.01)         0.00      0.00           0.11         0.14        0.13         0.02              0.00



    1.52          1.27      0.01           1.38         1.28        1.24         0.24              0.00
 -------       -------    ------         ------       ------      ------      -------          --------


    1.51          1.27      0.01           1.49         1.42        1.37         0.26              0.00
 -------       -------    ------         ------       ------      ------      -------          --------



   (0.00)        (0.00)    (0.00)         (0.11)       (0.16)      (0.13)       (0.02)            (0.00)


   (0.43)        (0.45)    (0.00)         (0.15)       (0.73)      (0.60)       (0.12)            (0.00)
 -------       -------    ------         ------       ------      ------      -------          ---------

   (0.43)        (0.45)    (0.00)         (0.26)       (0.89)      (0.73)       (0.14)            (0.00)
 -------       -------    ------         ------       -------     ------      -------          ---------

 $  6.91        $ 5.83    $ 5.01         $ 7.52       $ 6.29      $ 5.76       $ 5.12          $   5.00
 =======       =======    ======         ======       ======      ======      =======          =========
    26.0%         25.6%      0.2%          23.7%        25.5%       26.9%         5.2%             0.00  %
 =======      ========    ======         ======      =======      ======      =======          =========

 $     4      $      1    $   .5         $  120       $    6      $    3       $    2          $     .5


    1.49%         1.49%     0.70%*         1.25%        1.25%       1.67%        1.96%             0.29%*




   (0.32%)       (0.05%)    0.00%*         3.15%        2.50%       2.42%        0.49%            (0.29%)*

      64%           93%        0%            26%         111%         68%          88%                0%


 $ .0558      $  .0566                   $.0625       $.0605



                   Royce Low-Priced Stock                                 Royce Financial Services(5)
 --------------------------------------------------------------------- ------------------------------------
                    Year                              Period                 Year                  Year
                   ended                               ended                 ended                 ended
                   Dec. 31,                           Dec. 31,              Dec. 31,              Dec. 31,
 --------------------------------------------------- ----------------- ------------------------------------
 1997          1996       1995           1994         1993(3)     1997        1996       1995     1994(4)
 ----          ----       ----           ----         ------      ----        ----       ----     ------


 $  6.30       $ 5.62     $ 5.07         $ 5.01       $ 5.00      $ 6.03      $  5.68    $ 5.06   $ 5.00
 -------       -------    ------         ------       ------      ------      -------    ------   ------



   (0.03)        (0.03)    (0.00)         (0.03)        0.00        0.00         0.01      0.00     0.00



    1.26          1.31      1.14           0.18         0.01        1.16         0.81      1.07     0.06
 -------       -------    ------         ------       ------      ------      -------    ------   ------


    1.23          1.28      1.14           0.15         0.01        1.16         0.82      1.07     0.06
 -------       -------    ------         ------       ------      ------      -------    ------   ------



   (0.00)        (0.00)    (0.00)         (0.00)       (0.00)      (0.02)       (0.00)    (0.00)   (0.00)


   (0.71)        (0.60)    (0.59)         (0.09)       (0.00)      (0.96)       (0.47)    (0.45)   (0.00)
 -------      -------    -------         ------       ------      ------      -------    ------   ------

   (0.71)        (0.60)    (0.59)         (0.09)       (0.00)      (0.98)       (0.47)    (0.45)   (0.00)
 -------      -------    -------         ------       ------      ------      -------    ------   ------

   $6.82       $  6.30    $ 5.62         $ 5.07       $ 5.01      $ 6.21      $  6.03    $  5.68  $ 5.06
 =======       =======    ======         ======       ======      ======      =======    ======   ======
    19.5%         22.8%     22.5%           3.0%         0.2%       19.4%    1    4.6%     21.2%     1.2%
 =======       =======    ======         ======       ======      ======      =======    ======   ======

   $  18       $    16    $    4         $    2       $   .5      $    2      $     2    $    2   $   .5


    1.49%         1.88%     1.97%          1.89%        0.29%*      1.49%        1.56%     1.97%    1.78%*




   (0.47%)       (0.67%)   (1.11%)        (1.11%)      (0.29%)*    (0.01%)       0.17%    (0.58%)   0.00%*

      99%          137%      114%            95%           0%          66%         81%      106%       0%


  $.0541       $ .0464                                            $.0616      $ .0591



------------
(1)Expense ratios before waivers of fees and reimbursement of expenses by the investment adviser and distributor would have been 3.82%, 6.53% and 1.95% for 1997, 1996 and 1995, respectively, for Royce GiftShares Fund; 1.67%, 2.23%, 2.38%, 3.21% and 2.04% for 1997, 1996, 1995, 1994 and 1993, respectively, for
Royce Total Return Fund; 2.38%, 2.59%, 3.47%, 3.63% and 2.04% for 1997, 1996,
1995, 1994 and 1993, respectively, for Royce Low-Priced Stock Fund; and 3.04%, 3.31%, 3.72% and 3.69% for 1997, 1996, 1995 and 1994, respectively, for Royce
Financial Services Fund.
(2)From inception of the Fund on December 27, 1995.
(3)From inception of the Fund on December 15, 1993.
(4)From inception of the Fund on December 15, 1994.
(5)Effective November 25, 1997, the Fund changed its investment objective and policies to concentrate its investments in the financial services industry.

* Annualized.

--------------------------------------------------------------------------------
INVESTMENT        The Funds may include in communications to current or
PERFORMANCE       prospective shareholders figures reflecting total return over
AND VOLATILITY    various  time periods. "Total return" is the rate of return on an amount invested in a Fund from the beginning to the end of the stated period. "Average annual total return" is the
Total return      annual compounded percentage change in the value of an amount
is the change     invested in a Fund from the beginning until the end of the
in value over     stated period. Total returns are historical measures of past
a given time      performance and are not intended to indicate future
period, assuming  performance. Total returns assume the reinvestment of all net
reinvestment of   investment income dividends and capital gains distributions.
any dividends     The figures do not reflect a Fund's early redemption fee
and capital       because this fee applies only to redemptions of share
gains             purchases held for less than one year. Additionally, the
distributions     performance of a Fund may be compared to (i) the performance of various indices and investments for which reliable performance data is available and (ii) averages, performance rankings or other information prepared by recognized mutual fund statistical services.


                  The Funds' average annual total returns for the periods ended December 31, 1997 were:



                                   One       Three      Five        Ten      Twenty      Since
                                  Year       Year       Year        Year      Year     Inception    Inception Date
                               ---------- ---------- ---------- ---------- ---------- ----------- ------------------
Royce Premier ................     18.4%      18.1%      15.2%        --         --       15.3%   December 31, 1991
Royce Micro-Cap ..............     24.7       19.7       17.1         --         --       19.0    December 31, 1991
Pennsylvania Mutual ..........     25.0       18.7       13.1       13.8%      16.2%        --    --
PMF II .......................     20.8         --         --         --         --       24.0    November 19, 1996
Royce GiftShares .............     26.0         --         --         --         --       25.7    December 27, 1995
Royce Total Return ...........     23.7       25.3         --         --         --       19.7    December 15, 1993
Royce Low-Priced Stock .......     19.5       21.6         --         --         --       16.5    December 15, 1993
Royce Financial Services .....     19.4       18.4         --         --         --       18.6    December 15, 1994

"Risk" may be         The relative risk of investing in a particular fund should
viewed as the         be considered in addition to the total returns of the
volatility of a       fund. Risk, in terms of how volatile an investor's returns
Fund's total returns  have been, can be measured in a number of ways, including
over time             standard deviation and beta.

                          Standard deviation measures the range of performance within which monthly total returns have fallen. The lower the standard deviation of the fund, the less volatile and more consistent the fund's monthly total returns have been over that period. When the standard deviation of a fund is lower than the standard deviation of an index such as the S&P 500, the fund has been less volatile than the index.

                          Beta measures a fund's sensitivity to market movements. The beta for the index generally chosen to represent the market (the S&P 500) is 1.00. If the fund has a beta greater than 1.00, it has been more volatile than the index; if its beta is less than 1.00, it has been less volatile than the index.

                These measures of risk, which are historical in nature and not necessarily predictive of future volatility, are more fully described in the Statement of Additional Information. For the three year period ended December 31, 1997, standard deviation and beta for the Funds, the Russell 2000, an index representative of small capitalization company stocks, and the S&P 500 were:



                                       Standard
                                      Deviation       Beta
                                     -----------   ---------
  Royce Premier ..................       9.21          .38
  Royce Micro-Cap ................      12.75          .48
  Pennsylvania Mutual ............      10.26          .43
  Royce Total Return .............       7.20          .18
  Royce Low-Priced Stock .........      17.04          .46
  Russell 2000 ...................      18.20          .99
  S&P 500 ........................      13.30         1.00

                Investors evaluating these and other quantitative measures of risk should understand that the risk profiles of the Funds' portfolios may change over time. The investment risks associated with the types of securities in which the Funds may invest are described below--see "Investment Risks".

--------------------------------------------------------------------------------
INVESTMENT      Each Fund has different investment objectives and/or its
OBJECTIVES      own method of achieving its objectives and is designed to
                meet different investor needs. Since certain risks are inherent in owning any security, there can be no assurance that any of the Funds will achieve their objectives.

                Royce Premier Fund's investment objectives are primarily long-term growth and secondarily current income. It seeks to achieve these objectives through investments in a limited portfolio of common stocks and convertible securities of companies viewed by Royce as having superior financial characteristics and/or unusually attractive business prospects.

                Royce Micro-Cap Fund seeks long-term capital appreciation, primarily through investments in common stocks and convertible securities of micro-cap companies. Production of income is incidental to this objective.

                Pennsylvania Mutual Fund and PMF II seek long-term capital appreciation. They do so primarily through investments in common stocks and convertible securities of small and micro-cap companies. Production of income is incidental to this objective.

                Royce GiftShares Fund, a special purpose fund, seeks long-term capital appreciation, primarily through investments in a limited portfolio of common stocks and convertible securities of small and micro-cap companies.

                Royce Total Return Fund's investment objective is an equal focus on both long-term growth of capital and current income. It seeks to achieve this objective through investments in a diversified portfolio of dividend-paying common stocks.

                Royce Low-Priced Stock Fund's investment objective is long-term capital appreciation. It seeks to achieve this objective primarily through investments in common stocks and convertible securities of companies with shares that trade at prices below $15 per share.

                Royce Financial Services Fund seeks long-term capital appreciation by investing primarily in common stocks and convertible securities of companies principally engaged in the financial services industry.

                These investment objectives are fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares.

--------------------------------------------------------------------------------
INVESTMENT          Royce uses a "value" method in managing the Funds' assets.
POLICIES            In its selection process, Royce puts primary emphasis on the understanding of various internal returns indicative of
The Funds invest    profitability, balance sheet quality, cash flows and the
on a value basis    relationship that these factors have to the price of a
                    given security.

The Funds invest    Royce's value method is based on its belief that the
primarily in small  securities of certain small companies may sell at a discount
and micro-cap       from its estimate of such companies' "private worth," that
companies           is, what a knowledgeable buyer would pay for the entire
                    company. Royce attempts to identify and invest in these securities for each of the Funds, with the expectation that this "value discount" will companies narrow over time and thus provide capital appreciation for the Funds.

                    Royce Premier Fund
                    Normally, Royce Premier Fund will invest at least 80% of its assets in a limited number of common stocks, convertible preferred stocks and convertible bonds. At least 65% of these securities will be income-producing and/or issued by companies with stock market capitalizations under $1 billion at the time of investment. The remainder of its assets may be invested in securities of companies with higher stock market capitalizations, non-dividend-paying common stocks and non-convertible preferred stocks and debt securities. In its selection process for the Fund, Royce puts primary emphasis on companies with market capitalizations between $300 million and $1 billion which have unusually strong returns on assets, cash flows and balance sheets or unusual business strengths and/or prospects. Other characteristics, such as a company's growth potential and valuation considerations, are also used in selecting the Fund's investments.

                    Royce Micro-Cap Fund
                    At least 80% of the assets of Royce Micro-Cap Fund will normally be invested in common stocks and securities convertible into common stocks of small and micro-cap companies, with at least 65% of the Fund's assets normally issued by companies with stock market capitalizations under $300 million at the time of investment. The remainder of its assets may be invested in securities of companies with higher stock market capitalizations and non-convertible preferred stocks and debt securities.

                    Pennsylvania Mutual Fund
                    The Fund normally invests at least 65% of its assets in common stocks and securities convertible into common stocks. Both small and micro-cap companies (stock market capitalizations below $1 billion) are included in the Fund's portfolio. In the upper end of this range, $300 million to $1 billion in stock market capitalization, the Fund focuses on companies that Royce believes have superior financial characteristics and/or unusually attractive business prospects, companies Royce classifies as "premier." The Fund also focuses on companies at the lower end of the range, below $300 million, the sector known as "micro-cap."

                    PMF II
                    PMF II will normally invest at least 65% of its assets in common stocks and securities convertible into common stocks. Although the Fund focuses on small and micro-cap companies, it is not required to invest a specified percentage of its assets in the securities of such companies and may, in certain market environments, have an equal or greater weighting of the securities of larger capitalization companies in its portfolio. The Fund may also invest up to 15% of its assets in below investment grade non-convertible debt securities.

                    Royce GiftShares Fund
                    Royce GiftShares Fund will normally invest at least 65% of its assets in a limited number of common stocks and convertible securities. At least 75% of these securities will be issued by small (under $1 billion in market capitalization) and micro-cap (under $300 million) companies. The remainder of its assets may be invested in securities of companies with higher market capitalizations and non-convertible preferred stocks and debt securities.

                Investments in Royce GiftShares Fund are suitable for making long-term gifts which may qualify for the Federal annual gift tax exclusion and which may also be designed to help fund the beneficiary's college and post-secondary education. See "Royce GiftShares Fund Investors" below for further information.

                Royce Total Return Fund
                In accordance with its dual objective of capital appreciation (realized and unrealized) and current income, Royce Total Return Fund will normally invest at least 65% of its assets in common stocks and convertible securities. At least 90% of these securities will be income producing, and at least 65% will be issued by companies with stock market capitalizations under $1 billion at the time of investment. The remainder of the Fund's assets may be invested in securities with higher stock market capitalizations, non-dividend-paying common stocks and non-convertible securities. While most of the Fund's securities will be income-producing, the composite yield of the Fund will vary and may be either higher or lower than the composite yield of the stocks in the S&P 500.

                Royce Low-Priced Stock Fund
                Normally, Royce Low-Priced Stock Fund will invest at least 65% of its assets in common stocks and convertible securities of companies with shares that trade at prices below $15 at the time of investment. In addition, at least 65% of these securities will be issued by companies with market capitalizations under $1 billion at the time of investment. In determining whether a convertible security is low-priced, Royce may consider either the price of the convertible security itself or the price of the security into which it is convertible. The remainder of its assets may be invested in stocks of companies with higher prices or higher market capitalizations and non-convertible preferred stocks and debt securities.

                Royce Financial Services Fund
                Royce Financial Services Fund normally invests at least 65% of its assets in the common stocks and convertible securities of companies "principally" engaged in the financial services industry. Examples of such companies include commercial and industrial banks, savings and loan associations, companies engaged in consumer and industrial finance, insurance, securities brokerage, investment management and other financial intermediaries. For these purposes, a company is deemed to be "principally" engaged in the financial services industry if, as of the end of or for its most recent fiscal year, at least 50% of its consolidated assets, revenues or net income are committed to, or are derived from, financial services-related activities.

                Royce Financial Services Fund may also indirectly invest in the securities of domestic and foreign financial services and non-financial services companies by investing up to 20% of its assets in the securities of other investment companies that invest primarily in such companies. The other investment companies in which the Fund may invest may be domestic companies registered under the Investment Company Act of 1940 (the "1940 Act") or foreign companies that are not so registered or otherwise regulated. They usually have their own management fees and expenses, and Royce will also earn its fee on Fund assets invested in such other companies, which would result in a duplication of fees to the extent of any such investment. However, Royce will waive its management fee on any Fund assets invested in other open-end investment companies, and no sales charge will be borne by the Fund in connection with such an investment.

                The assets of the Fund that are not required to be invested in equity securities of companies engaged in the financial services industry may be invested in common stocks and convertible securities of companies engaged in non-financial services industries and/or in non-convertible preferred stocks and debt securities.

--------------------------------------------------------------------------------
INVESTMENT           As mutual funds investing primarily in common stocks and/or
RISKS                securities convertible into common stocks, the Funds are
The Funds are        subject to market risk, that is, the possibility that
subject to certain   common stock prices will decline over short or even
investment risks     extended periods. The Funds invest substantial portions of their assets in securities of small and/or micro-cap companies. Such companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than larger capitalization stocks.
                     Thus, purchases and sales of such securities may have a greater impact on their market prices than would be the case with larger capitalization stocks. Accordingly, Royce's investment focus requires it to have a long-term investment outlook for the securities in which it invests.
                     The Funds should not be used by market timers.

                     Because the Funds will invest primarily in small and/or micro-capitalization securities, they may not be able to purchase or sell more than a limited number of shares of a portfolio security at then quoted market prices, and may require a considerable period of time to acquire or dispose of their positions in the security. This risk will increase to the extent other Royce-managed accounts or other investors are seeking to purchase or sell a portfolio security held by the Funds. See "Net Asset Value Per Share".

                     Although Royce Premier and GiftShares Funds are diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"), they will normally be invested in a limited number of securities. The Funds' relatively limited portfolios may involve more risk than investing in other Royce Funds or in a broadly diversified portfolio of common stocks of large and well-known companies. To the extent that the Funds invest in a limited number of securities, they may be more susceptible to any single corporate, economic, political or regulatory occurrence than a more widely diversified fund.

                     Pennsylvania Mutual Fund, PMF II, Royce Micro-Cap, Total Return, Low-Priced Stock and GiftShares Funds invest substantially in micro-cap and/or low-priced securities that are followed by relatively few securities analysts, with the result that there tends to be less publicly available information concerning the securities. The securities of these companies may have more limited trading volumes and be subject to more abrupt or erratic market movements than the securities of small-cap companies, higher priced securities and/or the market averages in general, and Royce may be required to deal with only a few market-makers when purchasing and selling these securities. Companies in which these Funds are likely to invest also may have limited product lines, markets or financial resources, may lack management depth and may be more vulnerable to adverse business or market developments. Thus, these Funds may involve considerably more risk than a mutual fund investing in more liquid equity securities.

                     Royce Low-Priced Stock Fund may invest in securities of issuers of low-priced stocks which are financially distressed or involved in bankruptcy, liquidation, reorganization or recapitalization proceedings. Specifically because of their lower prices relative to other companies, low-priced securities may be subject to even more abrupt or erratic market movements.

                     Royce Financial Services Fund concentrates its investments in the financial services industry, which will result in its being less diversified than other funds investing in a number of industries, and the Fund's net asset value could, therefore, experience increased volatility. Financial services companies are subject to extensive governmental regulation. This may limit both the amounts and types of loans and other financial commitments that such companies are permitted to make, and, in the case of banks and insurance companies, the interest, fees and premiums they are permitted to charge. Insurance companies are particularly subject to rate setting, potential anti-trust and tax law changes and industry-wide pricing and competition cycles and may be affected by catastrophes and/or reinsurance carrier failures. Also, the profitability of many types of financial services companies is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or the rate of inflation increases.

                     General economic conditions are important to the operation of most financial services companies, and credit losses resulting from financial difficulties of borrowers may negatively impact some of them. Changes in regulations, broker commission structure and securities market activities, together with the leverage and trading strategies employed by broker-dealers and investment banks, may produce erratic returns for them over time. Finally, most types of financial services companies are subject to substantial price and other competition. Prices of the securities of domestic and foreign financial services companies may be more volatile than those of more broadly diversified investments, and the Fund's performance may be tied to the financial services industry and the United States and world economies as a whole. The securities of financial services companies may react similarly to market conditions and may move together.

Foreign Securities   Royce Financial Services Fund has no restrictions on the
                     amount of its assets that may be invested in foreign securities. PMF II may invest up to 25% of its assets in foreign securities, and each of the other Funds may invest up to 10% of its assets in foreign securities, measured at the time of purchase.

                     The Funds may purchase securities of foreign companies in the form of American Depositary Receipts ("ADRs"). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of shares of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

                     The Funds do not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of the foreign securities they purchase, and their foreign investments may be adversely affected by changes in foreign currency rates. Consequently, the risks associated with such investments may be greater than if the Funds did engage in foreign currency transactions for hedging purposes. Foreign investments may also be adversely affected by exchange control regulations, if any, in such foreign markets, and the Funds' ability to make certain distributions necessary to maintain eligibility as a regulated investment company and avoid the imposition of income and excise taxes may to that extent be limited.

                     There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Funds' portfolios. Foreign investments may also be subject to local economic and political risks, political instability and possible nationalization of issuers or expropriation of their assets, which might adversely affect the Funds' ability to realize on their investment in such securities. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

                     Income earned or received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Any such taxes paid by the Funds will reduce their cash available for distribution to shareholders. The Funds are required to calculate their distributable income and capital gains for U.S. Federal income tax purposes by reference to the U.S. dollar. Fluctuations in applicable foreign currency exchange rates may cause a Fund's distributable income and capital gains for U.S. Federal income tax purposes to differ from the value of its investments calculated by reference to foreign currencies. If a Fund invests in stock of a so-called passive foreign investment company, the Fund may make certain elections that will affect the calculation of its net investment income and capital gains.

--------------------------------------------------------------------------------
INVESTMENT           Each of the Funds has adopted certain fundamental
LIMITATIONS          limitations, designed to reduce its exposure to specific
                     situations, which may not be changed without the approval
The Funds have       of a majority of its outstanding voting shares, as that
adopted certain      term is defined in the 1940 Act. These limitations are set
fundamental          forth  in the Statement of Additional Information and
limitations          provide, among other things, that no Fund will:

                     (a) as to not less than 75% of its assets, invest more than 5% of its assets in the securities of any one issuer, excluding U.S. Government obligations;

                     (b) except for Royce Financial Services Fund, invest more than 25% of its assets in any one industry; or

                     (c) invest in companies for the purpose of exercising control of management.

Other Investment     In addition to investing primarily in the equity and fixed
Practices:           income securities described above, the  Funds may follow
                     a number of additional investment practices.

Short-term fixed     The Funds may invest in short-term fixed income securities
income securities    for temporary defensive purposes, to invest uncommitted
                     cash balances or to maintain liquidity to meet shareholder redemptions. These securities consist of United States
                     Treasury bills, domestic bank certificates of deposit, high-quality commercial paper and repurchase agreements collateralized by U.S. Government securities. In a repurchase agreement, a bank sells a security to the Fund at one price and agrees to repurchase it at the Fund's cost plus interest within a specified period of seven or fewer days. In these transactions, which are, in effect, secured loans by the Fund, the securities purchased by the Fund will have a value equal to or in excess of the value of the repurchase agreement and will be held by the Fund's custodian bank until repurchased. Should a Fund implement a temporary investment policy, its investment objective may not be achieved.

Securities lending   Each of the Funds may lend up to 25% of its assets to
                     qualified institutional investors for the purpose of realizing additional income. Loans of securities of the Funds will be collateralized by cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities. The risks of securities lending include possible delays in receiving additional collateral or in recovery of loaned securities or loss of rights in the collateral if the borrower defaults or becomes insolvent.


Warrants, rights     Each of the Funds other than Pennsylvania Mutual Fund
and options          may invest up to 5% of its total assets in warrants,
                     rights and options.


Lower-rated and      Up to 35% of Royce Total Return Fund's assets may be
investment grade     invested in non-convertible debt securities in the lowest
debt securities      category of investment grade debt. These bonds may have
                     speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Each of the Funds may invest no more than 5% (15% for PMF II) of its net assets in lower-rated (high-risk) non-convertible debt securities, which are below investment grade. The
                     Funds, other than PMF II, do not expect to invest in non-convertible debt securities that are rated lower than Caa by Moody's Investors Service, Inc. or CCC by Standard &
                     Poor's or, if unrated, determined to be of comparable quality.

                     PMF II may invest up to 15% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody's or from BB to D by Standard & Poor's or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. They are often considered to be speculative and involve greater risk of loss or price volatility due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. During the fiscal year ended December 31, 1997 none of PMF II's assets were invested in below investment grade non-convertible debt securities rated in particular rating categories by Moody's Investors Service, Inc. or, if unrated by Moody's, considered by Royce to be of equivalent quality to such ratings.

                     The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund's ability to dispose of lower-rated (high-risk) debt securities.

                     The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody's (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody's (where the capacity to repay principal is considered very strong, although elements may exists that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody's (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody's (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics). See Appendix A to the Statement of Additional Information for a further description of bond ratings.

Restricted and       Royce Financial Services Fund and PMF II may invest up to
illiquid securities  15% of their net assets in illiquid securities, including those restricted securities that are illiquid. Restricted securities are securities which, if publicly sold, might cause the Fund to be deemed an "underwriter" under the Securities Act of 1933 (the "1933 Act") or which are subject to contractual restrictions on resale. Restricted securities which these Funds may purchase include securities which have not been registered under the 1933
                     Act, but are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. Royce, under criteria established by the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the 15% limitation. In making this determination, Royce will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by Royce, and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the 15% limitation. Investing in Rule 144A securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Portfolio turnover   Royce may employ a more aggressive approach to investing
                     for PMF II, Royce Micro-Cap, Low-Priced Stock and
                     GiftShares Funds that involves substantially higher than average portfolio turnover rates. For 1998, these rates may exceed 100%. Rates which exceed 100% are higher than those of other funds. A 100% turnover rate occurs, for example, if all of a Fund's portfolio securities are replaced in one year. High portfolio activity increases a Fund's transaction costs, including brokerage commissions.

--------------------------------------------------------------------------------
MANAGEMENT           The Trust's business and affairs are managed under the
OF THE TRUST         direction of its Board of Trustees. Royce & Associates,
                     Inc., the Funds' investment adviser, is responsible for the
Royce &              management of their assets, subject to the authority of the
Associates, Inc. is  Board. Charles M. Royce, Royce's President, Chief
responsible          Investment Officer and sole voting shareholder since 1972,
for the investment   is primarily responsible for managing the Funds' portfolios
management of the    other than PMF II. He is assisted by Royce's investment
Funds' assets        staff, including W. Whitney George, Senior Portfolio
                     Manager and Managing Director, Boniface A. Zaino, Senior
                     Portfolio Manager and Managing Director, and Charles R.
                     Dreifus, Senior Portfolio Manager and Principal, and by
                     Jack E. Fockler, Jr., Managing Director. Mr. Zaino is responsible for managing PMF II's portfolio and his portfolio decisions are independent from those made for the other Royce funds. He joined Royce in April 1998 and prior thereto was Group Managing Director of Trust Company of the West. Mr. Dreifus joined Royce in February 1998 and prior thereto was Managing Director (since June 1995) and General
                     Partner (until June 1995) of Lazard Freres & Co. LLC.

                     As compensation for its services to the Funds, Royce is entitled to receive the following annual advisory fees: (i) 1% of the first $50 million of Pennsylvania Mutual Fund's average net assets, .875% of the next $50 million of its average net assets and .75% of its average net assets in excess of $100 million; (ii) 1% of the average net assets of PMF II, Royce GiftShares, Premier and Total Return Funds; and (iii) 1.5% of the average net assets of Royce Micro-Cap, Low-Priced Stock and Financial Services Funds. For 1997, the fees paid to Royce on average net assets were 1.00%, 1.19%, .78%, .42%, .83%, .86% and .20% (net of voluntary waivers) for Royce Premier, Micro-Cap, Pennsylvania Mutual, PMF II, Total Return, Low-Priced Stock and Financial Services Funds, respectively. The fee for Royce GiftShares Fund was voluntarily waived by Royce.

                     Royce selects the brokers who execute the purchases and sales of the Funds' portfolio securities and may place orders with brokers who provide brokerage and research services to Royce. Royce is authorized, in recognition of the value of brokerage and research services provided, to pay commissions to a broker in excess of the amount which another broker might have charged for the same transaction.

                     Royce Fund Services, Inc. ("RFS"), which is wholly-owned by Charles M. Royce, acts as distributor of the Funds' shares. The Trust has adopted a distribution plan for Low-Priced Stock, GiftShares and Financial Services Funds pursuant to Rule 12b-1. The plan provides for payment to RFS of .25% per annum of the average net assets of the Funds, which may be used for payment of sales commissions and other fees to those broker-dealers who introduce investors to the Fund and for various other promotional, sales-related and servicing costs and expenses. RFS has committed to waive its fees through April 1999.

--------------------------------------------------------------------------------
GENERAL              The Royce Fund (the "Trust") is a Delaware business trust,
INFORMATION          registered with the Securities and Exchange Commission as a diversified open-end management investment company. The
                     Trustees have the authority to issue an unlimited number of shares of beneficial interest, without shareholder approval, and these shares may be divided into an unlimited number of series or classes. Shareholders are entitled to one vote per share. Shares vote by individual series on all matters, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if the Trustees determine that a matter affects only one series or class, then only shareholders of that series or class are entitled to vote on that matter.

                     Meetings of shareholders will not be held except as required by the 1940 Act or other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Trust if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust.

                     The custodian for securities, cash and other assets of the Funds is State Street Bank and Trust Company. State Street, through its agent National Financial Data Services ("NFDS"), also serves as the Funds' transfer agent. Coopers & Lybrand L.L.P. serves as independent accountants for the Funds.

Year 2000            Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Funds or any of their major service providers fail to process this type of information properly, that could have a negative impact on the Funds' operations and the services provided to the Funds' shareholders. The Royce Funds, Royce and RFS are reviewing all of their own computer systems with the goal of modifying or replacing such systems to the extent necessary to prepare for the Year 2000. In addition, Royce has been advised by the Funds' major service providers that they are also in the process of reviewing their systems with the same goal. As of the date of this Prospectus, the Trust and Royce have no reason to believe that these goals will not be achieved.

--------------------------------------------------------------------------------
ROYCE                A Royce GiftShares Fund investment is a unique way to make
GIFTSHARES           a gift to a child (minor or adult) or another individual.
FUND                 (You may not open an account in GiftShares Fund for
INVESTORS            yourself or your spouse.) A GiftShares Fund investment is
                     suitable for making a long-term gift which may qualify in whole or in part for the Federal annual gift tax exclusion and which may also be designed to help fund the beneficiary's college and post-secondary education. To open a GiftShares Fund account, call Investor Information
                     (1-800-221-4268) for a GiftShares Information Packet. (A
                     GiftShares Fund account may also be opened by a trustee for an individual or organization if the trust has a long-term duration, the provisions of the trust instrument are acceptable to the Trust and the trustee has his, her or its own tax adviser.) The minimum initial investment in GiftShares Fund is $5,000.

                     Additional investments may be made in amounts of $100 or more at any time during the existence of the trust.

                     The shares in a GiftShares Fund account are held in trust for the beneficiary by State Street Bank and Trust Company, as independent trustee, until the termination date you specify. The duration of the trust may be as long as you wish, but generally must be at least 10 years from the time you make the first contribution to the GiftShares Fund trust or until the beneficiary reaches the age of majority, whichever is later. The GiftShares Fund trust is irrevocable, and neither you nor the beneficiary may amend its terms in any way. When the trust terminates, the beneficiary will receive the shares in the account. The beneficiary may then continue to own the shares, but, except for reinvestment of distributions, may not purchase additional shares.

                     Options available to a donor under the Royce GiftShares Fund trust adoption agreement are:

                     Withdrawal Option:

                     This option will be used primarily by a donor to make a gift that may qualify for the Federal annual gift tax exclusion or when the donor wants to allow the beneficiary to make withdrawals from the trust to pay for higher education and related costs.

                     o The full amount of the gift may qualify for the Federal
                       annual gift tax exclusion

                     o The trust may be designed to permit withdrawals to help
                       fund the beneficiary's college or post-secondary education

                     o The beneficiary will be taxed on all of the trust's
                       income and capital gains, and the trustee will, if requested by the beneficiary, redeem Fund shares in order to allow for withdrawals in order for the beneficiary to pay these taxes

                     o The trustee will send an information statement to the
                       beneficiary each year, showing the amount of income and capital gains to be reported on his or her income tax returns for that year

                     Accumulation Option:

                     This option should generally be used by a donor who is not concerned about the Federal annual gift tax exclusion, who wants to prohibit any access to the trust by the beneficiary before the termination date, and who does not want the beneficiary to be required to pay the taxes on the trust's income or capital gains or to file tax returns.

                     o No part of the gift qualifies for the Federal annual gift tax exclusion

                     o The trust will be taxed on all income and capital gains
                       in excess of $100 per year

                     o The trustee of the trust will prepare and file all
                       Federal and state income tax returns that are required each year, and will pay the taxes from the assets of the trust by redeeming Fund shares

                     See "Dividends, Distributions and Taxes--Royce GiftShares Fund" below for further information. A donor should consider consulting with an attorney or qualified tax adviser before investing in Royce GiftShares Fund.

--------------------------------------------------------------------------------
DIVIDENDS,           Each of the Funds pays dividends from net investment income
DISTRIBUTIONS        (if any) and distributes its net realized capital gains
AND TAXES            annually in December. Dividends and distributions will be
                     automatically reinvested in additional shares of the Fund unless the shareholder chooses otherwise.

                     Shareholders receive information annually as to the tax status of distributions made by each Fund for the calendar year. For Federal income tax purposes, all distributions by a Fund are taxable to shareholders when declared, whether received in cash or reinvested in shares. Distributions paid from a Fund's net investment income and short-term capital gains are taxable to shareholders as ordinary income dividends. A portion of a Fund's dividends may qualify for the corporate dividends-received deduction, subject to certain limitations. The portion of a Fund's dividends qualifying for such deduction is generally limited to the aggregate taxable dividends received by the Fund from domestic corporations. Distributions paid from long-term capital gains of a Fund are treated by a shareholder for Federal income tax purposes as long-term capital gains, regardless of how long a shareholder has held Fund shares.

                     If a shareholder disposes of shares held for six months or less at a loss, such loss will be treated as a long-term capital loss to the extent of any long-term capital gains reported by the shareholder with respect to such shares. A loss realized on a taxable disposition of Fund shares may be disallowed to the extent that additional Fund shares are purchased (including by reinvestment of distributions) within 30 days before or after such distribution.

                     The redemption of shares is a taxable event, and a shareholder may realize a capital gain or capital loss. Each Fund will report to redeeming shareholders the proceeds of their redemptions. However, because the tax consequences of a redemption will also depend on the shareholder's basis in the redeemed shares for tax purposes, shareholders should retain their account statements for use in determining their tax liability on a redemption.

                     At the time of a shareholder's purchase, a Fund's net asset value may reflect undistributed income or capital gains. A subsequent distribution of these amounts by a Fund will be taxable to the shareholder even though the distribution economically is a return of part of the shareholder's investment.

                     The Funds are required to withhold 31% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. Shareholders may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to backup withholding.

                     The discussion of Federal income taxes above is for general information only. Shareholders may also be subject to state and local taxes on income and gains from their investment. Investors should consult their own tax advisers concerning the tax consequences of an investment in the

                     Funds. The Statement of Additional Information includes a more detailed description of Federal income tax aspects that may be relevant to a shareholder.

Royce GiftShares     The creation of a Royce GiftShares Fund trust account
Fund                 for a beneficiary and any addition to an existing account
                     will be subject to the reporting requirements of Federal gift tax law, which requires, in general, that a Federal gift tax return be filed reporting all gifts made by an individual during any calendar year, other than gifts of present interests in property that qualify for, and do not exceed, the amount of the Federal annual gift tax exclusion
                     (currently, $10,000). Whether a particular gift of Fund shares qualifies for the annual exclusion will depend on the option selected by the donor in the adoption agreement.
                     A gift of Fund shares may also be subject to state gift tax reporting requirements under the laws of the state in which the donor of the gift resides.

                     See "Royce GiftShares Fund Investors" above and "Taxation--Royce GiftShares Fund" in the Statement of Additional Information for more detailed information about these and other tax matters applicable to an investment in Royce GiftShares Fund. Due to the complexity of Federal and state laws pertaining to all gifts in trust, prospective donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce GiftShares Fund.

--------------------------------------------------------------------------------
NET ASSET            Fund shares are purchased and redeemed at their net asset
VALUE                value per share next determined after an order is received
PER SHARE            by the Funds' transfer agent or an authorized service agent or sub-agent. Net asset value per share is determined by
                     dividing the total value of the Fund's investments plus
Net asset value per  cash and other assets, less any liabilities, by the number
share (NAV) is       of outstanding shares of the Fund. Net asset value per
determined each day  share is calculated at the close of regular trading on the
the New York Stock   New York Stock Exchange on each day the Exchange is open
Exchange is open     for business.

                     In determining net asset value, securities listed on an exchange or the Nasdaq National Market System are valued on the basis of the last reported sale price prior to the time the valuation is made or, if no sale is reported for that day, at their bid price for exchange-listed securities and at the average of their bid and ask prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

--------------------------------------------------------------------------------
                               SHAREHOLDER GUIDE
OPENING AN           Each Fund's shares are offered through this prospectus on a
ACCOUNT AND          no-load basis. To open a new  account other than an IRA or
PURCHASING           403(b)(7) account or a Royce GiftShares Fund account,
SHARES               either by  mail, by telephone or by wire, simply complete
                     and return an Account Application. If you need assistance with the Account Application or have any questions about the Funds, please call Investor Information at 1-800-221-4268. Note: For certain types of account registrations (e.g., corporations, partnerships, foundations, associations, other organizations, trusts or powers of attorney), please call Investor Information to determine if you need to provide additional forms with your application.


                        Type of Account                                  Minimum
                        ---------------                                  -------
Minimum Initial         Regular Accounts                                  $2,000
Investments             IRAs*                                             $  500
                        Accounts established with Automatic
                        Investment Plan or Direct Deposit Plan            $  500
                        401(k) and 403(b)(7) accounts*                      None
                        Royce GiftShares Fund accounts                    $5,000

------------
*Separate forms must be used for opening IRAs or 403(b)(7) accounts and Royce
 GiftShares Fund accounts; please call Investor Information at 1-800-221-4268 if you need these forms.

Additional           Subsequent investments may be made by mail ($50 minimum,
Investments          $100 minimum for Royce GiftShares), telephone ($500
                     minimum), wire ($1,000 minimum) or Express Service (a system of electronic funds transfer from your bank account).

                     -----------------------------------------------------------

                                   NEW ACCOUNT
Purchasing By Mail   Please include the amount of your initial
Complete and sign    investment on the Account Application, make
the enclosed         your check payable to The Royce Fund, and
Account Application  mail to:

                        The Royce Funds
                        P.O. Box 419012
                        Kansas City, MO 64141-6012

For express or       The Royce Funds
registered mail,     c/o National Financial Data Services
send to:             1004 Baltimore, 5th Floor
                     the Kansas City, MO 64105


                                      ADDITIONAL INVESTMENTS
                                       TO EXISTING ACCOUNTS
                     Additional investments should include the Invest-by-Mail
                     remittance form attached to your Fund account confirmation statements. Please make your check payable to The Royce Fund, write your account number on your check and, using the return envelope provided, mail to the address indicated on the Invest-by-Mail form.

                     All written requests should be mailed to one of the addresses indicated for new accounts.

                     -----------------------------------------------------------

                                      NEW ACCOUNT

Purchasing By        To open an account by telephone, you should call Investor
Telephone            Information (1-800-221-4268) before 4:00 p.m., Eastern
                     time. You will be given a confirming order number for your purchase. This number must be placed on your completed
                     Application before mailing. If a completed and signed
                     Application is not received on an account opened by telephone, the account may be subject to backup withholding of Federal income taxes.

                                      ADDITIONAL INVESTMENTS
                                       TO EXISTING ACCOUNTS
                     Subsequent telephone purchases ($500 minimum) may also be
                     made by calling Investor Information. For all telephone
                     purchases, payment is due within three business days and
                     may be made by wire or personal, business or bank check,
                     subject to collection.
                     -----------------------------------------------------------
Purchasing By Wire   Money should be wired to:

Before Wiring        State Street Bank and Trust Company
For a new account,   ABA 011000028 DDA 9904-712-8
please contact       Ref: (Name of Fund)--Investment Class
Investor Information Order Number or Account Number ---------------------
at 1-800-221-4268    Account Name -------------------------------------

                     To ensure proper receipt, please be sure your bank includes the name of the Fund and your order number (for telephone purchases) or account number. If you are opening a new account, you must call Investor Information to obtain an order number, and complete the Account Application and mail it to the "New Account" address above after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian are open for business.
                     -----------------------------------------------------------

Purchasing By        You can purchase shares automatically or at your discretion
Express              through the following options:
Service
                     Expedited Purchase Option permits you, at your discretion, to transfer funds ($100 minimum and $200,000 maximum) from your bank account to purchase shares in your Royce Fund account by telephone or, if previously established, computer online access.

                     Automatic Investment Plan allows you to make regular, automatic transfers ($50 minimum) from your bank account to purchase shares in your Royce Fund account on the monthly or quarterly schedule you select.

                     To establish the Expedited Purchase Option and/or the Automatic Investment Plan, please provide the appropriate information on the Account Application Form and attach a voided check. We will send you a confirmation of Express Service activation. Please wait three weeks before using the service.

                     To make an Expedited Purchase by telephone please call Shareholder Services at 1-800-841-1180 before 4:00 p.m., Eastern time. Expedited purchases may also be made through the automated Royce Infoline (800-78-ROYCE).

                     Payroll Direct Deposit Plan and Government Direct Deposit Plan let you have investments ($50 minimum) made from your net payroll or government check into your existing Royce Fund account each pay period. Your employer must have direct deposit capabilities through ACH (Automated Clearing House) available to its employees. You may terminate participation in these programs by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institution transmitting payments.

                     To initiate a Direct Deposit Plan, you must complete an Authorization for Direct Deposit form, which may be obtained from Investor Information by calling 1-800-221-4268.

--------------------------------------------------------------------------------
CHOOSING A           You may select one of three distribution options:
DISTRIBUTION
OPTION

                     1. Automatic Reinvestment Option--Both net investment income dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                     2. Cash Dividend Option--Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares.

                     3. All Cash Option--Both dividends and capital gains distributions will be paid in cash.

                     You may change your option by calling Shareholder Services at 1-800-841-1180. Distribution options available for Royce GiftShares Fund trust accounts are dependent on the trust option selected by the donor.

--------------------------------------------------------------------------------

IMPORTANT            The easiest way to establish optional services on your
ACCOUNT              account is to select the options you desire when you
INFORMATION          complete your Account Application. If you want to add or
                     change shareholder options later, you may need to provide additional information and a signature guarantee. Please call Shareholder Services at 1-800-841-1180 for further assistance.

Signature            For our mutual protection, we may require a signature
Guarantees           guarantee on certain written transaction requests. A
                     signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokerage firms and any other guarantor that our transfer agent deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates         Certificates for whole shares will be issued upon request.
                     If a certificate is lost, stolen or destroyed, you may incur an expense to replace it.

Purchases Through    If you purchase shares of a Fund through a program of
Service Providers    services offered or administered by a broker-dealer,
                     financial institution or other service provider, you should read the program materials provided by the service provider, including information regarding fees which may be charged, in conjunction with this Prospectus. Certain shareholder servicing features of a Fund may not be available or may be modified in connection with the program of services offered. When shares of a

                   Fund are purchased in this way, the service provider, rather than the customer, may be the shareholder of record of the shares. RFS, Royce and/or the Funds may pay fees to unaffiliated broker-dealers, financial institutions or other service providers who introduce investors to the Funds and/or provide certain administrative services to those of their customers who are Fund shareholders.

Computer           You can view your account balance and history through
Online             computer online access to our website (www.roycefunds.com)
Access             after first requesting authorization through our web site, by telephone (800-841-1180) or by selecting this option on the Account Application. You may also purchase, redeem or exchange shares through the same online access if you have previously established the Express Service option.

Telephone and      Neither the Funds nor their transfer agent will be liable for
Online Access      following instructions communicated by telephone or computer
Transactions       online access that are reasonably believed to be genuine. The transfer agent uses certain procedures designed to confirm that telephone and computer online access instructions are genuine, which may include requiring some form of personal identification prior to acting on the instructions, providing written confirmation of the transaction and/or recording incoming calls, and if it does not follow such procedures, the Fund or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions.

Nonpayment         If your check or wire does not clear, or if payment is not received for any telephone or computer online access purchase, the transaction will be cancelled and you will be responsible for any loss the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred.

Trade Date for     Your trade date is the date on which share purchases are
Purchases          credited to your account. If your purchase is made by
                   telephone, computer online access, check, Federal Funds wire or exchange and is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time), your trade date is the date of receipt. If your purchase is received after the close of regular trading on the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                   In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Funds will accept only a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a United States correspondent bank.

                   The Trust reserves the right to suspend the offering of Fund shares to new investors. The Trust also reserves the right to reject any specific purchase request.

--------------------------------------------------------------------------------

REDEEMING          You may redeem any portion of your account at any time. You
YOUR               may request a redemption in writing or by telephone.
SHARES             Redemption proceeds normally will be sent within two business days after the receipt of the request in Good Order.

Redeeming by Mail  Requests should be mailed to The Royce Funds, c/o NFDS, P.O.
                   Box 419012, Kansas City, MO 64141-6012. (For express or registered mail, send your request to The Royce Funds, c/o NFDS, 1004 Baltimore, 5th Floor, Kansas City, MO 64105.)

                   The redemption price of shares will be their net asset value next determined after NFDS or an authorized service agent or sub-agent has received all required documents in Good Order.


Definition of      Good Order means that the request includes the following:
Good Order

                     1. The account number and Fund name.

                     2. The amount of the transaction (specified in dollars or
                        shares).

                     3. Signatures of all owners exactly as they are registered on the account.

                     4. Signature guarantees if the value of the shares being redeemed exceeds $50,000 or if the payment is to be sent to an address other than the address of record or is to be made to a payee other than the shareholder.


                     5.  Certificates, if any are held.


                     6. Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.


                   If you have any questions about what is required as it pertains to your request, please call Shareholder Services at 1-800-841-1180.
                   -------------------------------------------------------------

Redeeming By       Shareholders who have not established Express Service may
Telephone or       redeem up to $50,000 of their Fund shares by telephone or, if
Computer Online    previously established, computer online access, provided the
Access             proceeds are mailed to their address of record or transferred to their bank account. If preapproved, higher minimums may apply for institutional accounts. To redeem shares by
                   telephone, you or your pre-authorized representative may call
                   Shareholder Services at 1-800-841-1180 during normal business hours or the automated Royce Infoline (800-78-ROYCE) at any time. Redemption requests received by telephone or on-line access prior to the close of regular trading on the New York
                   Stock Exchange (generally 4:00 p.m., Eastern time) are
                   processed on the day of receipt; redemption requests received after the close of regular trading on the Exchange are
                   processed on the business day following receipt. These
                   redemption services are not available for Trust-sponsored
                   retirement plan accounts or if certificates are held.
                   Telephone redemptions will not be permitted for a period of sixty days after a change in the address of record. See also
                   "Important Account Information--Telephone and Online Access
                   Transactions".
                   -------------------------------------------------------------

Redeeming By      If you select the Express Service Automatic Withdrawal option,
Express           shares will be automatically redeemed from your Fund account
Service           and the proceeds transferred to your bank account according to the schedule you have selected. You must have at least $25,000 in your Fund account to establish the Automatic Withdrawal option.

                  The Expedited Redemption option lets you redeem up to $50,000 of shares from your Fund account by telephone and transfer the proceeds directly to your bank account. You may elect Express Service on the Account Application Form or call Shareholder Services at 1-800-841-1180 for an Express Service application.
                  -------------------------------------------------------------

Important         If you are redeeming shares recently purchased by check,
Redemption        Express Service, Expedited Purchase or Automatic Investment
Information       Plan, the proceeds of the redemption may not be sent until payment for the purchase is collected, which may take up to fifteen calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                  If you experience difficulty in making a telephone or online access redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be processed at the net asset value next determined after your request has been received by the transfer agent in Good Order. The Trust reserves the right to revise or terminate telephone and online access redemption privileges at any time.

                  The Trust may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

                  Although the Trust will normally make redemptions in cash, it may cause the Funds to redeem in kind under certain circumstances.

Early Redemption  In order to discourage short-term trading, the Funds assess an
Fee early redemption fee of 1% on redemptions of share purchases held for less than one year. Redemption fees will be paid to the Fund, out of the redemption proceeds otherwise payable to the shareholder.

                  The Funds will use the "first-in, first-out" (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of the share purchases held in the account. If this holding period is less than one year, the fee will be assessed. In determining "one year", the Funds will use the anniversary month of a transaction. Thus, shares purchased in August 1998, for example, will be subject to the fee if they are redeemed prior to August 1999. If they are redeemed on or after August 1, 1999, they will not be subject to the fee.

                  No redemption fee will be payable on shares acquired through reinvestment, on an exchange into another Royce Fund or by shareholders who are (a) employees of the Trust or Royce or members of their immediate families or employee benefit plans for them, (b) current participants in an Automatic Investment Plan or an Automatic Withdrawal Plan, (c) certain Trust-approved Group Investment Plans and charitable organizations, (d) profit-sharing trusts, corporations or other institutional investors who are investment advisory clients of Royce, (e) omnibus or similar account customers of certain Trust-approved broker-dealers and other institutions or (f) shareholders of Royce GiftShares Fund.

Minimum Account   Due to the relatively high cost of maintaining smaller
Balance           accounts, the Trust reserves the right to involuntarily redeem
Requirement       shares in any Fund (except Royce GiftShares Fund) account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment or, if an Automatic Investment Plan is discontinued before an account reaches the minimum initial investment that would otherwise be required, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then have sixty days to increase your account balance before the account is liquidated. Proceeds would be promptly paid to the shareholder.

Royce GiftShares  Until a Royce GiftShares Fund trust terminates, only the
Fund independent trustee, as the legal owner of the shares, may redeem them. The ability of the trustee to redeem shares, and of the beneficiary to compel redemption, is subject to the terms and conditions of the Royce GiftShares Fund Trust Instrument.

--------------------------------------------------------------------------------
EXCHANGE          Exchanges between series of the Trust (except Royce GiftShares
PRIVILEGE         Fund) are permitted by telephone, computer online access or by mail. An exchange is treated as a redemption and purchase;
                  therefore, you could realize a taxable gain or loss on the transaction. Exchanges are accepted only if the registrations and the tax identification numbers of the two accounts are identical. Minimum investment requirements must be met when opening a new account by exchange, and exchanges may be made only for shares of a class or series then offering its shares for sale in your state of residence. The Trust reserves the right to revise or terminate the exchange privilege at any time.

--------------------------------------------------------------------------------

TRANSFERRING      You may transfer the ownership of any of your Fund shares to
OWNERSHIP         another person by writing to: The Royce Funds, c/o NFDS, P.O.
                  Box 419012, Kansas City, MO 64141-6012. The request must be in
                  Good Order (see "Redeeming Your Shares--Definition of Good
                  Order"). Before mailing your request, please contact
                  Shareholder Services (1-800-841-1180) for full instructions.

--------------------------------------------------------------------------------

STATEMENTS        A confirmation statement will be sent to you each time you
AND REPORTS       have a transaction in your account, and an account statement is sent semi-annually. Shareholder reports are mailed semi-annually. To reduce expenses, only one copy of most shareholder reports may be mailed to a household. Please call
                  Investor Information if you need additional copies.

--------------------------------------------------------------------------------

---------------------------------------------
---------------------------------------------




The Royce Funds
---------------
1414 Avenue of the Americas
New York, NY 10019
1-800-221-4268
funds@roycenet.com



Investment Adviser
Royce & Associates, Inc.
1414 Avenue of the Americas
New York, NY 10019



Distributor
Royce Fund Services, Inc.
1414 Avenue of the Americas
New York, NY 10019



Transfer Agent
State Street Bank and Trust Company
c/o NFDS
P.O. Box 419012
Kansas City, MO 64141-6012
1-800-841-1180



Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02105



Officers
Charles M. Royce, President
 and Treasurer
Jack E. Fockler, Jr., Vice President
W. Whitney George, Vice President
Daniel A. O'Byrne, Vice President
 and Asst. Secretary
John E. Denneen, Secretary




---------------------------------------------
---------------------------------------------


---------------------------------------------
---------------------------------------------
The Royce Funds
---------------
             Royce Premier Fund

            Royce Micro-Cap Fund

          Pennsylvania Mutual Fund

                   PMF II

            Royce GiftShares Fund

           Royce Total Return Fund

              Royce Low-Priced

                 Stock Fund

        Royce Financial Services Fund





                 Prospectus

               April 30, 1998






                     Investment Class Shares
---------------------------------------------
---------------------------------------------

[Recycle Logo]

The Royce Funds
--------------------------------------------------------------------------------
Royce Micro-Cap Fund
Pennsylvania Mutual Fund
Royce GiftShares Fund
--------------------------------------------------------------------------------
PROSPECTUS--April 30, 1998
--------------------------------------------------------------------------------
NEW ACCOUNT AND GENERAL INFORMATION: Investor Information--1-800-221-4268
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES--1-800-841-1180       FINANCIAL CONSULTANT --1-800-59-ROYCE
--------------------------------------------------------------------------------
The Funds listed above are series of The Royce Fund (the "Trust"), a diversified open-end management investment company. The Funds share an investment focus on small capitalization companies that are selected on a value basis. The Funds are currently offering two classes of shares. This Prospectus relates only to a Fund's Consultant Class.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                               Page
Fund Expenses ................................   2
Financial Highlights .........................   3
Investment Performance and Volatility ........   4
Investment Objective .........................   5
Investment Policies ..........................   5
Investment Risks .............................   6
Investment Limitations .......................   6
Management of the Trust ......................   7
General Information ..........................   8
Royce GiftShares Fund Investors ..............   8

                                               Page
Dividends, Distributions and Taxes ...........   9
Net Asset Value Per Share ....................  10
             SHAREHOLDER GUIDE
Opening an Account and Purchasing Shares .....  10
Choosing a Distribution Option ...............  13
Important Account Information ................  13
Redeeming Your Shares ........................  14
Exchange Privilege ...........................  15
Transferring Ownership .......................  15
Other Services ...............................  15

--------------------------------------------------------------------------------

ABOUT THIS      This Prospectus sets forth concisely the information that you
PROSPECTUS      should know about the Funds and the Consultant Class of shares before you invest. It should be retained for future reference. A
                Statement of Additional Information dated April 30, 1998, containing further information about the Funds and the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain a copy without charge by writing to the Trust or calling
                Investor Information.

--------------------------------------------------------------------------------
  The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




                                                         Consultant Class Shares

--------------------------------------------------------------------------------

FUND EXPENSES   The following tables summarize the maximum transaction costs and estimated expenses and fees that you would incur in connection with an investment in the class of shares offered by this Prospectus.

                        Shareholder Transaction Expenses
                        --------------------------------

                                                   Royce Micro-Cap Fund
                                                 Pennsylvania Mutual Fund     Royce GiftShares Fund
                                                --------------------------   ----------------------
Maximum Initial Sales Charge Imposed on a
  Purchase (as a % of offering price) .........           0.00%                       0.00%
Maximum Sales Charge Imposed on Reinvested
  Dividends ...................................           None                        None
Maximum Contingent Deferred Sales Charge
    (as a % of offering price) ................           1.00%                       5.00%
Annual Trustee's Fee ..........................           None                         $50

                         Annual Fund Operating Expenses
                         ------------------------------

                                                  Royce         Pennsylvania          Royce
                                             Micro-Cap Fund      Mutual Fund     GiftShares Fund
                                            ----------------   --------------   ----------------
Management Fees (after waivers) .........          1.19%             0.78%             0.00%
12b-1 Fees (after waivers) ..............          1.00              0.66              1.00
Other Expenses (after
  reimbursement) ........................          0.30              0.22              1.49
                                                   ----              ----              ----
Total Operating Expenses (after
  waivers and reimbursements) ...........          2.49%             1.66%             2.49%
                                                   ====              ====              ====

The purpose of the above tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in shares of a Consultant Class of the Funds. Operating expenses for Royce Micro-Cap and GiftShares Funds are estimated based on the 1997 expenses of the Investment Class. Management fees would have been 1.50% for Royce Micro-Cap Fund and 1.00% for Royce GiftShares Fund; 12b-1 Fees would have been 1.00% for Pennsylvania Mutual Fund; and Total Operating Expenses would have been 2.80%, 2.00% and 4.57% for Royce Micro-Cap, Pennsylvania Mutual and Royce GiftShares Funds, respectively, without the waiver of fees and, for Royce GiftShares Fund, without expense reimbursement, by Royce & Associates, Inc. ("Royce"), the Funds' investment adviser, and the waiver of 12b-1 fees by Royce Fund Services, Inc. ("RFS"), the Funds' distributor. Royce and RFS have committed to waive their fees to the extent necessary to maintain Total Operating Expenses of Royce Micro-Cap and GiftShares Funds at or below the percentages set forth in the above table through 1998 and 2002, respectively.

The following examples illustrate the expenses that you would incur on a $1,000 investment over various periods, assuming a 5% annual rate of return and redemption at the end of each period.

                                                    1 Year   3 Years   5 Years   10 Years
                                                   -------- --------- --------- ---------
Royce Micro-Cap Fund .............................    $25      $ 78      $133      $283
Pennsylvania Mutual Fund .........................     17        52        90       195
Royce GiftShares Fund (10 year minimum investment)*    71       115       150       283

These examples should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge of 6.25% of the amount invested permitted by the Rules of Fair Practice of NASD Regulation, Inc.


------------
* Exclusive of Royce GiftShares Fund's $50 annual trustee's fee per account. For trust accounts opened prior to or during 1998, Royce will pay that portion of the currently effective trustee's fees for establishing and terminating the accounts.

--------------------------------------------------------------------------------

FINANCIAL           The following financial highlights are part of the Funds'
HIGHLIGHTS          financial statements which have been audited by Coopers &
                    Lybrand L.L.P., independent accountants. The Funds'
(For a share        financial statements and Coopers & Lybrand L.L.P.'s reports
outstanding         thereon are included in the Funds' Annual Reports to
throughout          Shareholders and are incorporated by reference into the
each year)          Statement of Additional Information and this Prospectus.
                    Further information about the Funds' performance is contained elsewhere in this Prospectus and in the Funds'
                    Annual Reports to Shareholders for 1997, which may be obtained without charge by calling Investor Information.

                                                                 Pennsylvania Mutual Fund             Royce GiftShares Fund
                                                            Period ended December 31, 1997(a)   Period ended December 31, 1997(a)
                                                           ----------------------------------- ----------------------------------
Net Asset Value, Beginning of Period .....................                 $7.90                               $7.21
                                                                        --------                             -------
Income from Investment Operations
---------------------------------
 Net investment income ...................................                  0.02                               (0.01)
 Net realized and unrealized gain on investments .........                  0.93                                0.11
                                                                        --------                             -------
  Total from Investment Operations .......................                  0.95                                0.10
                                                                        --------                             -------
Less Distributions
------------------
 Dividends paid from net investment income ...............                 (0.04)                              (0.00)
 Distributions paid from capital gains ...................                 (1.00)                              (0.43)
                                                                        --------                             -------
  Total Distributions ....................................                 (1.04)                              (0.43)
                                                                        --------                             -------
Net Asset Value, End of Period ...........................                 $7.81                               $6.88
                                                                        ========                             =======
Total Return .............................................                  12.0%                               1.5%
                                                                        ========                             =======
Ratios/Supplemental Data
 Net Assets, End of Year (thousands) .....................              $151,948                                $107
 Ratio of Expenses to Average Net Assets(a) ..............                 1.65%*                              2.49%*
 Ratio of Net Investment Income to Average
 Net Assets ..............................................                 0.29%*                             (1.35%)*
 Portfolio Turnover Rate .................................                   18%                                 64%
 Average Commission Rate Paid ............................               $0.0629                             $0.0558

------------
(a) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended December 31, 1997, the expense ratio before waivers would have been 2.00% and 30.28% for Pennsylvania Mutual Fund and Royce GiftShares Fund, respectively. The Consultant Classes for Pennsylvania Mutual and Royce GiftShares Funds began June 18, 1997 and September 26, 1997, respectively.

* Annualized.

--------------------------------------------------------------------------------

INVESTMENT                   The Funds may include in communications to current
PERFORMANCE                  or prospective shareholders figures reflecting
AND VOLATILITY               total return over various time periods. "Total
                             return" is the rate of return on an amount invested
                             in a Fund from the beginning to the end of the
Total return is the          stated period. "Average annual total return" is the
change in value over a       annual compounded percentage change in the value of
given time period,           an amount invested in a Fund from the beginning
assuming reinvestment        until the end of the stated period. Total returns
of dividends and capital     are historical measures of past performance and are
gains distributions          not intended to indicate future performance. Total
                             returns assume the reinvestment of all net investment income dividends and capital gains distributions and the imposition of contingent deferred sales charges (if any) applicable to the time period quoted. Additionally, the performance of a Fund may be compared in publications to (i) the performance of various indices and investments for which reliable performance data is available and (ii) averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Average annual total returns for the periods ended December 31, 1997* were:

                                                          10 Years or
                                    1 Year    5 Years   Since Inception   Fund Inception Date
                                  ---------- --------- ----------------- --------------------
Royce Micro-Cap Fund ............     24.7%     17.1%         19.0%       December 31, 1991
Pennsylvania Mutual Fund ........     24.5      13.0          13.8                --
Royce GiftShares Fund ...........     21.0        --          23.9        December 27, 1995

"Risk" may be                The relative risk of investing in a particular fund
viewed as the                should be considered in addition to the total
volatility of a fund's       returns of a fund. Risk, in terms of how volatile
total returns over time      an investor's returns have been, can be measured in
                             a number of ways, including standard deviation and beta.

     Standard deviation measures the range of performance within which a fund's monthly total returns have fallen. The lower the standard deviation of the fund, the less volatile and more consistent the fund's monthly total returns have been over that period. When the standard deviation of a fund is lower than the standard deviation of an index such as the S&P 500, the fund has been less volatile than the index.

     Beta measures a fund's sensitivity to market movements. The beta for the index chosen to represent the stock market (the S&P 500) is 1.00. If the fund has a beta greater than 1.00, it has been more volatile than the index; if its beta is less than 1.00, it has been less volatile than the index.

These measures of risk, which are historical in nature and not necessarily predictive of future volatility, are more fully described in the Statement of Additional Information. For the three year period ended December 31, 1997, standard deviation and beta for Investment Class shares of Royce Micro-Cap and Pennsylvania Mutual Funds (which would have approximated those of Consultant Class shares), the Russell 2000, an index representative of small company stocks, and the S&P 500 were:

                                         Standard
                                        Deviation       Beta
                                       -----------   ---------
Royce Micro-Cap Fund ...............       12.75          .48
Pennsylvania Mutual Fund ...........       10.26          .43
Russell 2000 .......................       18.20          .99
S&P 500 ............................       13.30         1.00

Investors evaluating these and other quantitative measures of risk should understand that the risk profiles of the Funds' portfolio may change over time. The investment risks associated with the types of securities in which the Funds may invest are described below--see "Investment Risks."


------------
* Commencement of sale of Consultant Class shares of Pennsylvania Mutual Fund and Royce GiftShares Fund took place on June 18, 1997 and September 26, 1997, respectively. Royce Micro-Cap Fund's Consultant Class had not commenced sales prior to the date of this Prospectus. Consultant Class returns prior to the commencement of sales of the Class are those of Investment Class shares, which have no or substantially reduced, 12b-1 fees. If Consultant Class' 12b-1 fees had been reflected, total returns prior to such dates would have been lower.

--------------------------------------------------------------------------------

INVESTMENT          Each Fund has different investment objectives and/or its own
OBJECTIVE           method of achieving its objectives and is designed to meet different investor needs. There can be no assurance that any of the Funds will achieve their investment objectives.

                    Royce Micro-Cap Fund seeks long-term capital appreciation, primarily through investments in common stocks and securities convertible into common stocks of micro-cap companies. Production of income is incidental to this objective.

                    Pennsylvania Mutual Fund seeks long-term capital appreciation. It does so primarily through investments in common stocks and convertible securities of small and micro-cap companies.

                    Royce GiftShares Fund, a special purpose fund, seeks capital appreciation, primarily through investments in a limited portfolio of common stocks and convertible securities of small and micro-cap companies.

                    These investment objectives are fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares.

--------------------------------------------------------------------------------

INVESTMENT          Royce & Associates, Inc. ("Royce"), the Funds' investment
POLICIES            adviser, uses a "value" method in managing the Funds'
                    assets. In its selection process, Royce puts primary
The Funds invest    emphasis on the understanding of various internal returns
on a value basis    indicative of profitability, balance sheet quality, cash
                    flows and the relationships that these factors have to the
The Funds invest    price of a given security.
primarily in
small and           Royce's value method is based on its belief that the
micro-cap           securities of certain companies may sell at a discount from
companies           its estimate of such companies' "private worth," that is,
                    what a knowledgeable buyer would pay for the entire company.
                    Royce attempts to identify and invest in these securities for the Funds, with the expectation that this "value discount" will narrow over time and thus provide capital appreciation for the Funds

                    Royce Micro-Cap Fund
                    At least 80% of the assets of Royce Micro-Cap Fund will normally be invested in common stocks and securities convertible into common stocks of small and micro-cap companies, with at least 65% of the Fund's assets normally issued by companies with stock market capitalizations under $300 million at the time of investment. The remainder of its assets may be invested in securities of companies with higher stock market capitalizations and in non-convertible preferred stocks and debt securities.

                    Pennsylvania Mutual Fund
                    Normally, Pennsylvania Mutual Fund invests at least 65% of its assets in the common stocks and securities convertible into common stocks of small and micro-cap companies (stock market capitalizations below $1 billion). In the upper end of this range, $300 million to $1 billion in stock market capitalization, the Fund invests in companies that Royce believes have superior financial characteristics and/or unusually attractive business prospects, companies Royce classifies as "premier." The Fund uses a more diversified approach to investments in the lower end of the range, below $300 million, the sector known as "micro-cap." The remainder of its assets may be invested in securities of companies with higher stock market capitalizations and in non-convertible preferred stocks and debt securities.

                    Royce GiftShares Fund
                    The Fund normally invests at least 65% of its assets in a limited number of common stocks and securities convertible into common stocks. At least 75% of these securities will be issued by small (under $1 billion in market capitalization) and micro-cap (under $300 million in market capitalization) companies. The remainder of its assets may be invested in securities of companies with higher stock market capitalizations and in non-convertible preferred stocks and debt securities.

                    Investments in Royce GiftShares Fund are suitable for making long-term gifts which may qualify for the Federal annual gift tax exclusion and which may also be designed to help fund the beneficiary's college and post-secondary education. See "Royce GiftShares Fund Investors" below for further information.

--------------------------------------------------------------------------------

INVESTMENT          As mutual funds investing primarily in common stocks and/or
RISKS               securities convertible into common stocks, the Funds are
                    subject to market risk, that is, the possibility that common
The Funds are       stock prices will decline over short or even extended
subject to certain  periods. The Funds invest substantial portions of their
investment risks    assets in securities of small and/or micro-cap companies.
                    Such companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects.
                    In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than larger capitalization stocks. Accordingly, Royce's investment focus requires it to have a long-term investment outlook for the securities in which it invests. The Funds should not be used by market timers.

                    Because the Funds invest in small and/or micro-capitalization securities, they may not be able to purchase or sell more than a limited number of shares of a portfolio security at then quoted market prices, and may require a considerable period of time to acquire or dispose of its position in the security. This risk will increase to the extent other Royce-managed accounts or other investors are seeking to purchase or sell a portfolio security held by the Funds.

                    Finally, the Funds invest in micro-cap securities that are followed by relatively few securities analysts, with the result that there tends to be less publicly available information concerning the securities. The securities of these companies may have more limited trading volumes and be subject to more abrupt or erratic market movements than the securities of small-cap companies, and Royce may be required to deal with only a few market-makers when purchasing and selling these securities. Such companies also may have limited product lines, markets or financial resources, may lack management depth and may be more vulnerable to adverse business or market developments. Thus, the Funds may involve considerably more risk than a mutual fund investing in more liquid equity securities.

--------------------------------------------------------------------------------

INVESTMENT          The Funds have adopted certain fundamental limitations,
LIMITATIONS         designed to reduce their exposure to specific situations,
                    which may not be changed without the approval of a majority
The Funds have      of a Fund's outstanding voting shares, as that term is
adopted certain     defined in the 1940 Act. These limitations are set forth in
fundamental         the Statement of Additional Information and provide, among
limitations         other things, that a Fund will not:

                    (a) as to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer, fundamental excluding obligations of the U.S. Government;

                    (b)  invest more than 25% of its assets in any one industry;
                         or

                    (c) invest in companies for the purpose of exercising control of management.

Other Investment    In addition to investing primarily in the equity and fixed
Practices:          income securities described above, the Funds may follow a
                    number of additional investment practices.

Short-term fixed    The Funds may invest in short-term fixed income securities
income securities   for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities consist of United States
                    Treasury bills, domestic bank certificates of deposit, high-quality commercial paper and repurchase agreements collateralized by U.S. Government securities. In a repurchase agreement, a bank sells a security to a Fund at one price and agrees to repurchase it at the Fund's cost plus interest within a specified period of seven or fewer days. In these transactions, which are, in effect, secured loans by the Funds, the securities purchased by the Funds will have a value equal to or in excess of the value of the repurchase agreement and will be held by the Funds' custodian bank until repurchased. Should a Fund implement a temporary investment policy, its investment objective may not be achieved.

Securities lending  Each of the Funds may lend up to 25% of its assets to qualified institutional investors for the purpose of realizing additional income. Loans of securities of a Fund will be collateralized by cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities. The risks of securities lending include possible delays in receiving additional collateral or in recovery of loaned securities or loss of rights in the collateral if the borrower defaults or becomes insolvent.

Warrants, rights    Each of the Funds other than Pennsylvania Mutual Fund may
and options         invest up to 5% of its total assets in and options warrants, rights and options.

Lower-rated         Each of the Funds may invest no more than 5% of its net
debt securities     assets in lower-rated (high-risk) non-convertible debt
                    securities, which are below investment grade. The Funds do not expect to invest in non-convertible debt securities that are rated lower than Caa by Moody's Investors Service, Inc.
                    or CCC by Standard & Poor's Corp. or, if unrated, determined to be of comparable quality.

Foreign securities  Each of the Funds may invest up to 10% of its assets in foreign securities, measured at the time of purchase. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, fluctuating exchange rates and the possibility of imposition of exchange controls. These securities may also be subject to greater fluctuations in price than the securities of U.S. corporations, and there may be less publicly available information about their operations. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors such as the Funds.

Portfolio turnover  Although the Funds generally seek to invest for the long term, they retain the right to sell securities regardless of how long they have been held. Royce may employ a more aggressive approach to investing for Royce Micro-Cap and GiftShares Funds that involves substantially higher than average portfolio turnover rates. For 1998, these rates may exceed 100%. A 100% turnover rate occurs, for example, if all of a Fund's portfolio securities are replaced in one year. High portfolio activity increases a Fund's transaction costs, including brokerage commissions. The Funds' annual portfolio turnover rates are shown in the "Financial Highlights."

--------------------------------------------------------------------------------

MANAGEMENT OF       The Trust's business and affairs are managed under the
THE TRUST           direction of its Board of Trustees. Royce & Associates,
                    Inc., the Funds' investment adviser, is responsible for the
Royce & Associates, investment of their assets, subject to the authority of the Inc. is responsible Board. Charles M. Royce, Royce's President, Chief Investment
for management of   Officer and sole voting shareholder since 1972, is primarily
the Funds'          responsible for managing the Funds' portfolios. He is
portfolios          assisted by Royce's investment staff, including W. Whitney
                    George, Senior Portfolio Manager and Managing Director,
                    Boniface A. Zaino, Senior Portfolio Manager and Managing
                    Director and Charles R. Dreifus, Senior Portfolio Manager and Principal, and by Jack E. Fockler, Jr., Managing
                    Director. Mr. Zaino joined Royce in April 1998 and prior thereto was Group Managing Director of Trust Company of the West. Mr. Dreifus joined Royce in February 1998 and prior thereto was Managing Director (since June 1995) and General
                    Partner (until June 1995) of Lazard Freres & Co. LLC. Royce is also the investment adviser to other series of the Trust, and to other investment and non-investment company accounts.

                    As compensation for its services to the Funds, Royce is entitled to receive annual advisory fees as follows: (i) 1.50% of the average net assets of Royce Micro-Cap Fund;
                    (ii) 1.0% of the first $50 million of Pennsylvania Mutual Fund's average net assets, 0.875% of the next $50 million of its average net assets and 0.75% of its average net assets in excess of $100 million; and (iii) 1.00% of the average net assets of Royce GiftShares Fund. For 1997, the fees paid to Royce on average net assets (net of voluntary waivers) were 1.19%, 0.78% and 0.00% for Royce Micro-Cap Fund, Pennsylvania Mutual Fund and Royce GiftShares Fund, respectively.

                    Royce selects the brokers who execute the purchases and sales of the Funds' portfolio securities and may place orders with brokers who provide brokerage and research services to Royce. Royce is authorized, in recognition of the value of brokerage and research services provided, to pay commissions to a broker in excess of the amount which another broker might have charged for the same transaction.

                    Royce Fund Services, Inc. ("RFS"), which is wholly-owned by Charles M. Royce, acts as distributor of the Funds' shares. Shares of the Consultant Class of the Funds are available for new investors only through certain broker-dealers having agreements with RFS. The Trust has adopted distribution plans for the Funds' Consultant Class pursuant to Rule 12b-1. The plans provide for payment to RFS of fees not to exceed 1% per annum of the Class's average net assets, which may be used for payment of sales commissions and other fees to those broker-dealers who introduce investors to a Fund and various other promotional, sales-related and servicing costs and expenses. The fees payable by the Class to RFS have been allocated between personal service and/or account maintenance fees and asset-based sales charges, so that not more than .25% per annum is payable as a personal service and/or account maintenance fee and not more than .75% per annum is payable as an asset-based sales charge.

--------------------------------------------------------------------------------

GENERAL         The Royce Fund (the "Trust") is a Delaware business trust,
INFORMATION     registered with the Securities and Exchange Commission as a diversified open-end management investment company. The Trustees have the authority to issue an unlimited number of shares of beneficial interest, without shareholder approval, and these shares may be divided into an unlimited number of series and classes. Shareholders are entitled to one vote per share. Shares vote by individual series on all matters, except that shares are voted in the aggregate and not by individual series or class when required by the 1940 Act and that if the Trustees determine that a matter affects only one series or class, then only shareholders of that series or class are entitled to vote on that matter.

                Meetings of shareholders will not be held except as required by the 1940 Act or other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Trust if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust.

                The custodian for the securities, cash and other assets of the Funds is State Street Bank and Trust Company. State Street, through its agent National Financial Data Services ("NFDS"), also serves as the Funds' transfer agent. Coopers & Lybrand, L.L.P. serves as independent accountants for the Funds.

Year 2000       Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Funds or any of their major service providers fail to process this type of information properly, that could have a negative impact on the Funds' operations and the services provided to the Funds' shareholders. The Royce Funds, Royce and RFS are reviewing all of their own computer systems with the goal of modifying or replacing such systems to the extent necessary to prepare for the Year 2000. In addition, Royce has been advised by the Funds' major service providers that they are also in the process of reviewing their systems with the same goal. As of the date of this Prospectus, the Trust and Royce have no reason to believe that these goals will not be achieved.

--------------------------------------------------------------------------------

ROYCE           A Royce GiftShares Fund investment is a unique way to make a
GIFTSHARES      gift to a child (minor or adult) or another individual. (You may
FUND            not open an account in GiftShares Fund for yourself or your
INVESTORS       spouse.) A GiftShares Fund investment is suitable for making a long-term gift which may qualify in whole or in part for the Federal annual gift tax exclusion and which may also be designed to help fund the beneficiary's college and post-secondary education. To open a GiftShares Fund account, contact your financial representative or call Investor Information
                (1-800-221-4268) for a GiftShares Information Packet. (A
                GiftShares Fund account may also be opened by a trustee for an individual or organization if the trust has a long-term duration, the provisions of the trust instrument are acceptable to the Trust and the trustee has his, her or its own tax adviser.) The minimum initial investment in GiftShares Fund is $5,000. Additional investments may be made in amounts of $100 or more at any time during the existence of the trust.

                The shares in a GiftShares Fund account are held in trust for the beneficiary by State Street Bank and Trust Company, as independent trustee, until the termination date you (the donor) specify. The duration of the trust may be as long as you wish, but generally must be at least 10 years from the time you make the first contribution to the GiftShares Fund trust or until the beneficiary reaches the age of majority, whichever is later. The GiftShares Fund trust is irrevocable, and neither you nor the beneficiary may amend its terms in any way. When the trust terminates, the beneficiary will receive the shares in the account. The beneficiary may then continue to own the shares, but, except for reinvestment of distributions, may not purchase additional shares.

                Options available to a donor under the Royce GiftShares Fund trust adoption agreement are:

                Withdrawal Option:

                This option will be used primarily by a donor to make a gift that may qualify for the Federal annual gift tax exclusion or when the donor wants to allow the beneficiary to make withdrawals from the trust to pay for higher education and related costs.

                [bullet] The full amount of the gift may qualify for the
                         Federal annual gift tax exclusion

                [bullet] The trust may be designed to permit withdrawals to help fund the beneficiary's college or post-secondary education

                [bullet] The beneficiary will be taxed on all of the trust's income and capital gains, and the trustee will, if requested by the beneficiary, redeem Fund shares in order to allow for withdrawals in order for the beneficiary to pay these taxes

                [bullet] The trustee will send an information statement to the beneficiary each year, showing the amount of income and capital gains to be reported on his or her income tax returns for that year

                Accumulation Option:

                This option should generally be used by a donor who is not concerned about the Federal annual gift tax exclusion, who wants to prohibit any access to the trust by the beneficiary before the termination date, and who does not want the beneficiary to be required to pay the taxes on the trust's income or capital gains or to file tax returns.

                [bullet] No part of the gift qualifies for the Federal annual gift tax exclusion

                [bullet] The trust will be taxed on all income and capital gains in excess of $100 per year

                [bullet] The trustee of the trust will prepare and file all
                         Federal and state income tax returns that are required each year, and will pay the taxes from the assets of the trust by redeeming Fund shares

                See "Dividends, Distributions and Taxes--Royce GiftShares Fund" below for further information. A donor should consider consulting with an attorney or qualified tax adviser before investing in Royce GiftShares Fund.

--------------------------------------------------------------------------------

DIVIDENDS,          Each of the Funds pays dividends from net investment income
DISTRIBUTIONS       (if any) and distributes its net realized capital gains
AND TAXES           annually in December. Dividends and distributions will be
                    automatically reinvested in additional shares of the Class
The Funds pay       unless the shareholder chooses otherwise.
dividends and
capital gains       Shareholders receive information annually as to the tax
annually in         status of distributions made by each Fund for the calendar
December            year. For Federal income tax purposes, all distributions by a Fund are taxable to shareholders when declared, whether received in cash or reinvested in shares. Distributions paid from a Fund's net investment income and short-term capital gains are taxable to shareholders as ordinary income dividends. A portion of a Fund's dividends may qualify for the corporate dividends received deduction, subject to certain limitations. The portion of a Fund's dividends qualifying for such deduction is generally limited to the aggregate taxable dividends received by the Fund from domestic corporations. Distributions paid from long-term capital gains of a Fund are treated by a shareholder for Federal income tax purposes as long-term capital gains, regardless of how long the shareholder has held Fund shares.

                    If a shareholder disposes of shares held for six months or less at a loss, such loss is treated as a long-term capital loss to the extent of any long-term capital gains reported by the shareholder with respect to such shares. A loss realized on a taxable disposition of Fund shares may be disallowed to the extent that additional Fund shares are purchased (including by reinvestment of distributions) within 30 days before or after such disposition.

                    The redemption of shares is a taxable event, and a shareholder may realize a capital gain or capital loss. Each Fund will report to redeeming shareholders the proceeds of their redemptions. However, because the tax consequences of a redemption will also depend on the shareholder's basis in the redeemed shares for tax purposes, shareholders should retain their account statements for use in determining their tax liability on a redemption.

                    At the time of a shareholder's purchase, a Fund's net asset value may reflect undistributed income or capital gains. A subsequent distribution of these amounts by a Fund will be taxable to the shareholder even though the distribution economically is a return of part of the shareholder's investment.

                    The Funds are required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to non-corporate shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. Shareholders may avoid this withholding requirement by certifying on the Account Application their proper Social Security or Taxpayer Identification Number and that they are not subject to backup withholding.

                    The discussion of Federal income taxes above is for general information only. Shareholders may also be subject to state and local taxes on income and any gains from their investment. Investors should consult their own tax advisers concerning the tax consequences of an investment in the Funds. The Statement of Additional Information includes a more detailed description of Federal income tax aspects that may be relevant to a shareholder.

Royce GiftShares    The creation of a Royce GiftShares Fund trust account for a
Fund                beneficiary and any addition to an Fund existing account
                    will be subject to the reporting requirements of Federal gift tax law, which requires, in general, that a Federal gift tax return be filed reporting all gifts made by an individual during any calendar year, other than gifts of present interests in property that qualify for, and do not exceed, the amount of the Federal annual gift tax exclusion
                    (currently, $10,000). Whether a particular gift of Fund shares qualifies for the annual exclusion will depend on the option selected by the donor in the adoption agreement. A gift of Fund shares may also be subject to state gift tax reporting requirements under the laws of the state in which the donor of the gift resides.

                    See "Royce GiftShares Fund Investors" above and "Taxation--Royce GiftShares Fund" in the Statement of Additional Information for more detailed information about these and other tax matters applicable to an investment in Royce GiftShares Fund. Due to the complexity of Federal and state laws pertaining to all gifts in trust, prospective donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce GiftShares Fund.

--------------------------------------------------------------------------------

NET ASSET VALUE     Shares are purchased and redeemed at their net asset value
PER SHARE           per share next determined after an order is received by the
                    Funds' transfer agent or an authorized agent or sub-agent.
Net asset value     Net asset value per share is determined by dividing the
per share (NAV)     total value of the Funds' investments plus cash and other
is determined       assets, less any liabilities, by the number of outstanding
each daythe         shares of the Fund. Net asset value per share is calculated
New York Stock      at the close of regular trading on the New York Stock
Exchange is open    Exchange on each day the Exchange is open for business.

                    In determining net asset value, securities listed on an exchange or the Nasdaq National Market System are valued on the basis of the last reported sale price prior to the time the valuation is made or, if no sale is reported for that day, at their bid price for exchange-listed securities and at the average of their bid and ask prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

--------------------------------------------------------------------------------

                                SHAREHOLDER GUIDE

OPENING AN          New accounts can be opened through a broker-dealer having an
ACCOUNT AND         agreement with RFS. If you have any questions about the
PURCHASING          Funds, please call your financial consultant or call
SHARES              Investor Information at 1-800-221-4268. Note: For certain
                    types of account registrations (e.g., corporations, partnerships, foundations, associations, other organizations, trusts or powers of attorney), please call your financial consultant or Investor Information to determine if you need to provide additional forms with your application.

Minimum Initial
Investment

                    Type of Account                                                Minimum
                    ---------------                                                -------
                    Regular accounts                                               $2,000
                    IRAs*                                                          $  500
                    Accounts established with Automatic Investment Plan or
                    Direct Deposit Plan                                            $  500
                    401(k) and 403(b)(7) accounts*                                   None
                    Royce GiftShares Fund accounts                                 $5,000

Subsequent          Subsequent investments may be made by mail ($50 minimum,
Investments         $100 for Royce GiftShares), telephone ($500 minimum), wire
                    ($1,000 minimum) or Express Service (a system of electronic funds transfer from your bank account).

Contingent Deferred Consultant Class shares are offered at net asset value
Sales Charge        without an initial sales charge, but subject to a 0.75%
                    annual asset-based sales charge (after approximately eight years Royce GiftShares Fund accounts automatically convert into Investment Class shares that are identical to Consultant Class shares but that do not bear the sales charge). Consultant Class shares are also subject to a declining contingent deferred sales charge if redeemed within the period after purchase specified below. The contingent deferred sales charge is a percentage of the purchase price of the shares being redeemed and is paid to RFS. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

                                                                       Years After Purchase
                                                                       --------------------
                                                         0-1     1-2     2-3     3-4     4-5     5-6     6-7
                                                         ---     ---     ---     ---     ---     ---     ---
                    Royce Micro-Cap Fund .............   1.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%
                    Pennsylvania Mutual Fund .........   1.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%
                    Royce GiftShares Fund ............   5.00%   4.50%   4.00%   3.50%   2.50%   1.50%   0.00%

                    0-1 ends on the day before one year after the date on which the purchase was accepted and so on. Shares issued upon the reinvestment of distributions are not subject to any contingent deferred sales charge. The contingent deferred sales charge will not be applied to redemptions in Royce GiftShares Fund accounts to pay taxes or trustee fees.

                    -----------------------------------------------------------

Purchasing Through  If you purchase shares of a Fund through a program of a Broker services offered or administered by a broker-dealer, financial institution or other service provider, you should read the program materials provided by the service provider, including information regarding fees which may be charged, in conjunction with this Prospectus. Certain shareholder servicing features of the Funds may not be available or may be modified in connection with the program of services offered. When shares of a Fund are purchased in this way, the service provider, rather than the customer, may be the shareholder of record of the shares. Certain broker-dealers and other service providers receive compensation from the Funds, RFS and/or Royce for providing such services.


------------
* Separate forms must be used for opening IRAs or 403(b)(7) accounts and Royce GiftShares accounts; please call Investor Information if you need these forms.

                    -----------------------------------------------------------


                                   NEW ACCOUNT
Purchasing By Mail  Please include the amount of your initial
Complete and sign   investment on the Account Application, make
the enclosed        your check payable to The Royce Fund, and
Account Application forward through your financial consultant to:
                         The Royce Funds
                         P.O. Box 419012
                         Kansas City, MO 64141-6012

For express or      The Royce Funds
registered mail,    c/o National Financial Data Services
send to:            1004 Baltimore, 5th Floor
                    Kansas City, MO 64105

                              ADDITIONAL INVESTMENTS
                               TO EXISTING ACCOUNTS

                    Additional investments should include the
                    Invest-by-Mail remittance form attached to your Fund account confirmation statements. Please make your check payable to The Royce Fund, write your account number on your check and, using the return envelope provided, mail to the address indicated on the Invest-by-Mail form.

                    All written requests should be mailed to one of the addresses indicated for new accounts.

--------------------------------------------------------------------------------


                                   NEW ACCOUNT
Purchasing By Mail  To open an account by telephone, your financial consultant should call Investor Information (1-800-221-4268) before 4:00 p.m., Eastern time. A confirming order number for the purchase will be provided. This number must be placed on the completed Account Application before mailing. If a completed and signed Account Application is not received on may be subject to backup withholding of Federal income taxes.

                             ADDITIONAL INVESTMENTS
                              TO EXISTING ACCOUNTS

                    Subsequent telephone purchases ($500 minimum) may also be made by calling Investor Information. For all telephone purchases, payment is due within three business days and may be made by wire or personal, business or bank check, subject to collection.

                    ------------------------------------------------------------

Purchasing By Wire  Money should be wired to:

Before Wiring:                 State Street Bank and Trust Company
For a new account,             ABA 011000028 DDA 9904-712-8
please contact Investor        Ref: (Name of Fund)--Consultant Class
Information                    Order Number or Account Number ------------------
at 1-800-221-4268              Account Name ------------------------------------

                    To ensure proper receipt, please be sure your bank includes the name of the Fund and your order number (for telephone purchases) or account number. If you are opening a new account, your financial consultant must call Investor Information to obtain an order number, and complete the Account Application and mail it to the "New Account" address above after completing the wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and its custodian are open for business.

                    ------------------------------------------------------------

Purchasing By       Additional shares can be purchased automatically or at your
Express             discretion through the following options:
Service
                    Expedited Purchase Option permits you, at your discretion, to transfer funds ($100 minimum and $200,000 maximum) from your bank account to purchase shares in your Royce Fund account by telephone or computer online access.

                    Automatic Investment Plan allows you to make regular, automatic transfers ($50 minimum) from your bank account to purchase shares in your Royce Fund account on the monthly or quarterly schedule you select.

                    To establish the Expedited Purchase Option and/or Automatic Investment Plan, please provide the appropriate information on the Account Application and attach a voided check. We will send you a confirmation of Express Service activation. Please wait three weeks before using the service.

                    To make an Expedited Purchase by telephone please call Shareholder Services at 1-800-841-1180 before 4:00 p.m., Eastern time. Expedited purchases may also be made through the automated Royce Infoline (800-78-ROYCE).

                    Payroll Direct Deposit Plan and Government Direct Deposit Plan let you have investments ($50 minimum) made from your net payroll or government check into your existing Royce Fund account each pay period. Your employer must have direct deposit capabilities through ACH (Automated Clearing House) available to its employees. You may terminate participation in these programs by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institution transmitting payments.

                    To initiate a Direct Deposit Plan, you must complete an Authorization for Direct Deposit form which may be obtained from Investor Information by calling 1-800-221-4268.

--------------------------------------------------------------------------------

CHOOSING A          You may select one of three distribution options:
DISTRIBUTION
OPTION                1.    Automatic Reinvestment Option--Both net investment
                            income dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                      2. Cash Dividend Option--Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares.

                      3. All Cash Option--Both dividends and capital gains distributions will be paid in cash.

                    You may change your option by calling Shareholder Services at 1-800-841-1180.

--------------------------------------------------------------------------------

IMPORTANT           The easiest way to establish optional services on your
ACCOUNT             account is to select the options you desire when you
INFORMATION         complete your Account Application. If you want to add or
                    change shareholder options later, you may need to provide additional information and a signature guarantee. Please call Shareholder Services at 1-800-841-1180 for further assistance.

Signature           For our mutual protection, we may require a signature
Guarantees          guarantee on certain written transaction requests. A
                    signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokerage firms and any other guarantor that our transfer agent deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates        Certificates for whole shares will be issued upon request.
                    If a certificate is lost, stolen or destroyed, you may incur an expense to replace it.

Telephone and       Neither the Funds nor their transfer agent will be liable
Online Access       for following instructions communicated by telephone or
Transactions        computer online access that are reasonably believed to be
                    genuine. The transfer agent uses certain procedures designed to confirm that telephone and computer online access instructions are genuine, which may include requiring some form of personal identification prior to acting on the instructions, providing written confirmation of the transaction and/or recording incoming telephone calls, and if it does not follow such procedures, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions.

Nonpayment          If your check or wire does not clear, or if payment is not received for any telephone or computer online access purchase, the transaction will be canceled and you will be responsible for any loss a Fund incurs. If you are already a shareholder, a Fund can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred.

Trade Date for      Your trade date is the date on which share purchases are
Purchases           credited to your account. If your purchase is made by check,
                    Federal Funds wire, telephone, computer online access or exchange and is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time), your trade date is the date of receipt. If your purchase is received after the close of regular trading on the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Funds will accept only a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a United States correspondent bank.

                The Trust reserves the right to suspend the offering of Fund shares to new investors. The Trust also reserves the right to reject any specific purchase request.

--------------------------------------------------------------------------------

REDEEMING       You may redeem any portion of your account at any time. You may
YOUR            request a redemption through your financial consultant, or in
SHARES          writing or by telephone to the Fund. Redemption proceeds
                normally will be sent within two business days after the receipt of the request by a Fund's transfer agent or sub-agent in Good
                Order.

Redeeming       Redemption requests should be mailed to The Royce Funds, c/o
By Mail         NFDS, P.O. Box 419012, Kansas City, MO 64141-6012. (For express or registered mail, send your request to The Royce Funds, c/o
                National Financial Data Services, 1004 Baltimore, 5th Floor,
                Kansas City, MO 64105.)

Definition of The redemption price of shares will be their net asset value Good Order next determined after NFDS or an authorized service agent or sub-agent has received all required documents in Good Order.

                Good Order means that the request includes the following:

                1. The account number and Fund name.
                2. The amount of the transaction (specified in dollars or
                   shares).
                3. Signatures of all owners exactly as they are registered on the account.
                4. Signature guarantees if the value of the shares being
                   redeemed exceeds $50,000 or if the payment is to be sent to an address other than the address of record or is to be made to a payee other than the shareholder.
                5. Certificates, if any are held.
                6. Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.

                If you have any questions about what is required as it pertains to your request, please call Shareholder Services at 1-800-841-1180.

                ---------------------------------------------------------------

Redeeming By    Shareholders who have not established Express Service may redeem
Telephone       up to $50,000 of their shares by telephone, provided the
                proceeds are mailed to their address of record. If pre-approved, higher minimums may apply for institutional accounts. To redeem shares by telephone, you or your pre-authorized representative may call Shareholder Services at 1-800-841-1180. Redemption requests received by telephone prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m.,
                Eastern time) are processed on the day of receipt; redemption requests received by telephone after the close of regular trading on the Exchange are processed on the business day following receipt.

                    Telephone redemption service is not available for Trust-sponsored retirement plan accounts or if certificates are held. Telephone redemptions will not be permitted for a period of sixty days after a change in the address of record. See also "Important Account Information--Telephone and Online Access Transactions".

                ---------------------------------------------------------------

Redeeming By    If you select the Express Service Automatic Withdrawal option,
Express         shares will be automatically redeemed from your Fund account and
Service         the proceeds transferred to your bank account according to the schedule you have selected. You must have at least $25,000 in your Fund account to establish the Automatic Withdrawal option.

                The Expedited Redemption option lets you redeem up to $50,000 of shares from your Fund account by telephone and transfer the proceeds directly to your bank account. You may elect Express Service on the Account Application or call Shareholder Services at 1-800-841-1180 for an Express Service application.

                ---------------------------------------------------------------

Important       If you are redeeming shares recently purchased by check, Express
Redemption      Service Expedited Purchase or Automatic Investment Plan, the
Information     proceeds of the redemption may not be sent until payment for the purchase is collected, which may take up to fifteen calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                    If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be processed at the net asset value next determined after your request has been received by the transfer agent in Good Order. The Trust reserves the right to revise or terminate the telephone redemption privilege at any time.

                    The Trust may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

                    Although the Trust will normally make redemptions in cash, it may cause a Fund to redeem in kind under certain circumstances.

                    -----------------------------------------------------------

Minimum Account     Due to the relatively high cost of maintaining smaller
Balance             accounts, the Trust reserves the right to involuntarily
Requirement         redeem shares in any Fund account that falls below the
                    minimum initial investment Requirement due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment or, if an Automatic Investment Plan is discontinued before an account reaches the minimum initial investment that would otherwise be required, you and/or your financial consultant may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then have sixty days to increase your account balance before the account is liquidated. Proceeds would be promptly paid to the shareholder.

Royce GiftShares    Until a Royce GiftShares Fund trust terminates, only the
Fund                independent trustee, as the legal owner of the shares, may redeem them. The ability of the trustee to redeem shares, and of the beneficiary to compel redemption, is subject to the terms and conditions of the Royce GiftShares Fund Trust
                    Instrument.

--------------------------------------------------------------------------------

EXCHANGE            Exchanges into the same class of shares of another series of
PRIVILEGE           the Trust (except Royce GiftShares Fund) are permitted by
                    telephone, computer online access or mail. An exchange is treated as a redemption and purchase; therefore, you could realize a taxable gain or loss on the transaction. Exchanges are accepted only if the registrations and the tax identification numbers of the two accounts are identical.
                    Minimum investment requirements must be met when opening a new account by exchange, and exchanges may be made only for shares of a Fund then offering its shares for sale in your state of residence. The Trust reserves the right to revise or terminate the exchange privilege at any time.

--------------------------------------------------------------------------------

TRANSFERRING        You may transfer the ownership of any of your Fund shares to
OWNERSHIP           another person by writing to: The Royce Funds, c/o NFDS,
                    P.O. Box 419012, Kansas City, MO 64141-6012. The request must be in Good Order (see "Redeeming Your
                    Shares--Definition of Good Order"). Before mailing your request, please contact Shareholder Services
                    (1-800-841-1180) for full instructions.

--------------------------------------------------------------------------------

OTHER SERVICES      For more information about any of these services, please
                    call your financial consultant or Investor Information at 1-800-221-4268.

Statements and      A confirmation statement will be sent to you each time you
Reports             have a transaction in your account, and an account statement is sent semi-annually. Shareholder reports are mailed semi-annually. To reduce expenses, only one copy of most shareholder reports may be mailed to a household. Please call Investor Information if you need additional copies.

Tax-sheltered       Shares of a Fund are available for purchase in connection
Retirement          with certain types of tax-sheltered retirement plans,
Plans               including Individual Retirement Accounts (IRA's) for
                    individuals and 403(b)(7) Plans for employees of certain tax-exempt organizations.

                    These plans should be established with the Trust only after an investor has consulted with a tax adviser or attorney. Information about the plans and the appropriate forms may be obtained from Investor Information at 1-800-221-4268.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Royce Funds
---------------
1414 Avenue of the Americas
New York, NY 10019
1-800-221-4268
funds@roycenet.com

Investment Adviser
Royce & Associates, Inc.
1414 Avenue of the Americas
New York, NY 10019

Distributor
Royce Fund Services, Inc.
1414 Avenue of the Americas
New York, NY 10019

Transfer Agent
State Street Bank and Trust Company
c/o National Financial Data Services
P.O. Box 419012
Kansas City, MO 64141-6012
1-800-841-1180

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02105

Officers
Charles M. Royce, President and Treasurer
Jack E. Fockler, Jr., Vice President
W. Whitney George, Vice President
Daniel A. O'Byrne, Vice President and
Assistant Secretary
John E. Denneen, Secretary


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                  [Recycle Logo]



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Royce Funds
--------------------------------------------------------------------------------

                              Royce Micro-Cap Fund
                            Pennsylvania Mutual Fund
                              Royce GiftShares Fund








                                   Prospectus

                                 April 30, 1998






                                                        Consultant Class Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE ROYCE FUNDS
------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND
------------------------------------------------------------------------------
PROSPECTUS -- April 30, 1998
------------------------------------------------------------------------------
NEW ACCOUNT AND GENERAL INFORMATION: Investor Information -- 1-800-221-4268
------------------------------------------------------------------------------
SHAREHOLDER SERVICES -- 1-800-841-1180 INVESTMENT ADVISOR SERVICES -- 1-800-33-ROYCE
------------------------------------------------------------------------------
                PENNSYLVANIA MUTUAL FUND (the "Fund")  seeks  long-
INVESTMENT      term capital appreciation by investing primarily in
OBJECTIVE AND   common  stocks  and  securities  convertible   into
POLICIES        common stocks of small and micro-cap companies. The
                Fund's  securities are selected on a  value  basis.
                There can be no assurance that the Fund will achieve its objective.

                The  Fund  is  a  series of  The  Royce  Fund  (the
                "Trust"),   a   diversified   open-end   management
                investment company.  The Fund is currently offering
                two classes of its shares.  This Prospectus relates
                only to the Fund's Investment Class.  Shares of the
                Fund's  other  class  are  generally  offered  only
                through certain broker-dealers.
------------------------------------------------------------------------------
ABOUT THIS      This   Prospectus   sets   forth   concisely    the
PROSPECTUS      information   that  you  should  know   about   the
                Investment Class of Pennsylvania Mutual Fund before
                you  invest.   It  should be  retained  for  future
                reference.   A Statement of Additional  Information
                dated    April   30,   1998,   containing   further
                information about the Fund and the Trust, has  been
                filed  with  the Securities and Exchange Commission
                and   is   incorporated  by  reference  into   this
                Prospectus.  A copy may be obtained without  charge
                by   writing  to  the  Trust  or  calling  Investor
                Information.
------------------------------------------------------------------------------
TABLE OF CONTENTS
                          Page                            	  Page
Fund Expenses                2         SHAREHOLDER GUIDE
Financial Highlights         3     Opening an Account and
Investment Performance and          Purchasing Shares          	     10
 Volatility                  4     Choosing a Distribution Option    13
Investment Objective         5     Important Account Information     13
Investment Policies          5     Redeeming Your Shares             14
Investment Risks             5     Exchange Privilege                16
Investment Limitations       6     Transferring Ownership            16
Management of the Trust      8     Other Services     		     16
General Information          8
Dividends, Distributions and
 Taxes                       9
Net Asset Value Per Share   10
------------------------------------------------------------------------------

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.


                                                         INVESTMENT CLASS SHARES

------------------------------------------------------------------------------
FUND EXPENSES   The   following   tables  summarize   the   maximum
                transaction costs and estimated expenses  and  fees
                that   you  would  incur  as  an  Investment  Class
                shareholder of the Fund. The Fund offers one other class of shares, generally available through broker-dealers, which has a different expense structure than the Investment Class, resulting in different performance for that class.

                	Shareholder Transaction Expenses
                	--------------------------------
                Sales Load Imposed on Purchases                None
                Sales Load Imposed on Reinvested Dividends     None
                Deferred Sales Load                            None
                Redemption Fee -- on share purchases held for 1
                    year or more                               None
                Early Redemption Fee -- on share purchases held
                   for less than 1 year                          1%

                 	Annual Fund Operating Expenses
			------------------------------

                Management Fees                0.78%
                12b-1 Fees                     None
                Other Expenses                 0.27%
                Total Operating Expenses       1.05%

                The purpose of the above tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in shares of the Investment Class of the Fund.

                The following examples illustrate the expenses that you would incur on a $1,000 investment over various periods, assuming a 5% annual rate of return and redemption at the end of each period.
                            1 Year    3 Years	5 Years   10 Years
			    ------    -------   -------   --------
                              $11       $33       $58       $128

                THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

------------------------------------------------------------------------------
FINANCIAL       The following financial highlights are part of the Fund's
HIGHLIGHTS      financial statements which have been audited by Coopers &
		Lybrand L.L.P., independent accountants.  The Fund's financial
(For  a share	statements and Coopers & Lybrand L.L.P.'s reports thereon are
out-		included in the Fund's Annual Reports to Shareholders and are
standing	incorporated by reference into the Statement of Additional
through-	Information and this Prospectus.  Further information about
out each	the Fund's performance is contained elsewhere in this
year)		prospectus and in the Fund's Annual Report to Shareholders
		for 1997, which may be obtained without charge by calling
		Investor Information.

							   Year ended December 31,
				    -------------------------------------------------------------------------
                    		    1997    1996  1995   1994     1993     1992     1991   1990   1989   1988
				    ----    ----  ----   ----     ----     ----     ----   ----	  ----   ----
Net Asset Value, Beginning of Year  $7.11  $7.71 $7.41   $8.31    $8.00    $7.29    $5.78  $6.85 $6.41  $5.47
Income from Investment                     ----- -----   -----    -----    -----    -----  ----- -----  -----
----------------------
Operations
----------
Net investment income                0.07   0.11  0.11    0.12     0.11     0.11     0.12   0.17  0.21   0.14
Net realized and unrealized
   gain (loss) on investments        1.70   0.84  1.27   (0.18)    0.79     1.07     1.72  (0.96) 0.86   1.20
      Total from Investment                 ----- -----   -----    -----    -----    -----  ----- -----  -----
        Operations                   1.77   0.95  1.38   (0.06)    0.90     1.18     1.84  (0.79) 1.07   1.34
Less Distributions    			    ----- -----   -----    -----    -----    -----  ----- -----  -----
------------------
Dividends paid from net
  investment income                 (0.06) (0.11) (0.11) (0.11)   (0.11)   (0.10)   (0.12) (0.16)(0.22) (0.12)
Distributions paid from capital
  gains                             (1.00) (1.44) (0.97) (0.73)   (0.48)   (0.37)   (0.21) (0.12)(0.41) (0.28)
  					    ----- -----   -----    -----    -----    -----  ----- -----  -----
      Total Distributions           (1.06) (1.55) (1.08) (0.84)   (0.59)   (0.47)   (0.33) (0.28)(0.63) (0.40)
					    ----- -----   -----    -----    -----    -----  ----- -----  -----
Net Asset Value, End of Year         $7.82  $7.11  $7.71  $7.41    $8.31    $8.00   $7.29  $5.78 $6.85   $6.41
					    ----- -----   -----    -----    -----    -----  ----- -----  -----
Total Return                         25.0%  12.8%  18.7%  -0.7%    11.3%    16.2%   31.8% -11.5% 16.7%   24.6%
Ratios/Supplemental Data
------------------------
Net Assets, End of Year (millions)    $508   $457   $630   $771   $1,022   $1,102   $789   $549   $551   $444
Ratio of Expenses to
  Average Net Assets (a)             1.05%   .99%   .98%  0.98%     .98%    .91%    .95%   .96%   .97%   1.01%
Ratio of Net Investment Income
  to Average Net Assets              0.88%  1.05%  1.18%  1.33%    1.23%   1.48%   1.73%  2.62%  2.93%   2.35%
Portfolio Turnover Rate                18%    29%    10%    17%      24%     22%     29%    15%    23%     24%
Average Commission Rate Paid       $.0629  $.0588   ---    ---      ---     ---     ---    ---    ---

(a)  Expense  ratio before waiver of fees by the investment adviser  would  have
been   1.03%  and  .99%  for  the  years  ended  December  31,  1996  and  1995, respectively.


------------------------------------------------------------------------------
INVESTMENT      The  Fund may include in communications to  current
PERFORMANCE     or   prospective  shareholders  figures  reflecting
AND             total  return  over various time  periods.   "Total
VOLATILITY      return" is the rate of return on an amount invested
                in  the  Fund from the beginning to the end of  the
Total  return   stated  period.  "Average annual total  return"  is
is the          the  annual  compounded percentage  change  in  the
change in       value  of  an amount invested in the Fund from  the
value over      beginning  until  the  end of  the  stated  period.
a given time    Total  returns  are  historical  measures  of  past
period,         performance and are not intended to indicate future
assuming        performance.  Total returns assume the reinvestment
reinvestment    of  all net investment income dividends and capital
of dividends    gains  distributions.  The figures do  not  reflect
and capital     the  Fund's early redemption fee because  this  fee
gains           applies only to redemptions of share purchases held
distributions   for   less   than  one  year.   Additionally,   the
                performance   of  the  Fund  may  be  compared   in
                publications  to  (i)  the performance  of  various
                indices   and   investments  for   which   reliable
                performance data is available and (ii) averages, performance rankings or other information prepared by recognized mutual fund statistical services.

                The Fund's average annual total returns for the periods ended December 31, 1996 were:

                      One    Three     Five    Ten    Twenty
                      Year    Year     Year    Year    Year
		      ----    ----     ----    ----    ----
                     25.0%   18.7%    13.1%   13.8%    16.2%

"Risk" may be   The relative risk of investing in a particular fund
viewed          should  be  considered  in addition  to  the  total
as the          returns  of a fund.  Risk, in terms of how volatile
volatility of   an investor's returns have been, can be measured in
a               a  number of ways, including standard deviation and
fund's  total   beta.
returns
over time            STANDARD  DEVIATION  measures  the  range   of
                performance  within  which a fund's  monthly  total
                returns   have  fallen.   The  lower  the  standard
                deviation of the fund, the less volatile and more consistent the fund's monthly total returns have been over that period. When the standard deviation of a fund is lower than the standard deviation of an index such as the S&P 500, the fund has been less volatile than the index.

                    BETA  measures a fund's sensitivity  to  market
                movements. The beta for the index chosen to represent the stock market (the S&P 500) is 1.00. If the fund has a beta greater than 1.00, it has been more volatile than the index; if its beta is less than 1.00, it has been less volatile than the index.

                These measures of risk, which are historical in nature and not necessarily predictive of future volatility, are more fully described in the Statement of Additional Information. For the three year period ended December 31, 1997 standard deviation and beta for the Fund, the Russell 2000, an index representative of small company stocks, and the S&P 500 were:

                                      		Standard
                                      		Deviation      Beta
						---------      ----
                Pennsylvania Mutual Fund       	10.3           0.43
                Russell 2000         		18.2           0.99
                S&P 500              		13.3           1.00

                Investors evaluating these and other quantitative measures of risk should understand that the risk profiles of the Fund's portfolio may change over time. The investment risks associated with the types of securities in which the Fund may invest are described below -- see "Investment Risks".

------------------------------------------------------------------------------
INVESTMENT      The  investment objective of the Fund is  long-term
OBJECTIVE       capital  appreciation.  It seeks  to  achieve  this
                objective  primarily through investments in  common
                stocks   and  securities  convertible  into  common
                stocks  of  small  companies.   There  can  be   no
                assurance that the Fund will achieve its investment objective.

                The Fund's investment objective is fundamental and may not be changed without the approval of a majority of its outstanding voting shares.

------------------------------------------------------------------------------
INVESTMENT      Royce  &  Associates,  Inc. ("Royce"),  the  Fund's
POLICIES        investment  adviser,  uses  a  "value"  method   in
                managing  the  Fund's  assets.   In  its  selection
The Fund   	process,  Royce  puts  primary  emphasis   on   the
invests         understanding    of   various   internal    returns
on a value   	indicative of profitability, balance sheet quality,
basis           cash flows and the relationships that these factors
                have to the price of a given security.
The Fund
invests         Royce's  value method is based on its  belief  that
primarily in    the  securities of certain companies may sell at  a
small and       discount  from  its  estimate  of  such  companies'
micro-cap       "private  worth,"  that is,  what  a  knowledgeable
companies       buyer  would  pay  for the entire  company.   Royce
                attempts to identify and invest in these securities for the Fund, with the expectation that this "value discount" will narrow over time and thus provide capital appreciation for the Fund.

                The Fund normally invests at least 65% of its assets in the common stocks and securities convertible into common stocks. Both small and micro-cap companies (stock market capitalizations below $1 billion) are included in the Fund's portfolio. In the upper end of this range, $300 million to $1 billion in stock market capitalization, the Fund focuses on companies that Royce believes have superior financial characteristics and/or unusually attractive business prospects, companies Royce classifies as "premier." The Fund also focuses on companies at the lower end of the range, below $300 million, the sector known as "micro-cap."

Other           The assets of the Fund that are not invested in the
securities      equity  securities of small and micro-cap companies
                may  be  invested in securities of  companies  with
                higher  stock market capitalizations  and  in  non-
                convertible preferred stocks and debt securities.
------------------------------------------------------------------------------
INVESTMENT      As  a mutual fund investing primarily in  common
RISKS           stocks  and/or securities convertible  into  common
                stocks,  the  Fund is subject to market  risk--that
The  Fund  is   is,  the possibility that common stock prices  will
subject         decline   over  short  or  even  extended  periods.
to    certain   Because  the  Fund will focus on  the  less  liquid
investment      securities   of   small   and  micro-capitalization
risks           companies,  it may involve considerably  more  risk
                than  a  mutual fund investing in the  more  liquid
                common  stocks and convertible securities of larger
                capitalization companies.  The Fund's companies may
                have  static,  cyclical  or  only  moderate  growth
                prospects and/or limited product lines, markets and
                financial resources.  They may also lack management
                depth  and  be more vulnerable to adverse  business
                developments.  In addition, these companies may not
                be  well known to the investment community and  may
                be  followed by relatively few securities analysts,
                so  that  there  will  tend  to  be  less  publicly
                available
                information  about them, and their  securities  may
                not   be   widely   held  or  attract   significant
                institutional  ownership.  Finally, the  securities
                of  the  Fund's companies may have limited  trading
                volumes,  wide spreads between their  bid  and  ask
                prices,  prices that are subject to more abrupt  or
                erratic  market  movements than the  securities  of
                larger   capitalization  companies  or  the  market
                averages  in general and, in the case of securities
                traded in the over-the-counter market, only  a  few
                market  makers.   Accordingly,  Royce's  investment
                method requires it to have a long-term investment outlook for the securities in which it invests.
                The Fund should not be used by market timers.

                Because the Fund will invest primarily in small and micro-capitalization securities, it may not be able to purchase or sell more than a limited number of shares of a portfolio security at then quoted market  prices,  and  may  require  a  considerable
                period of time to acquire or dispose of its position in the security. This risk will increase to the extent other Royce-managed accounts or other investors are seeking to purchase or sell a portfolio security held by the Fund.


------------------------------------------------------------------------------
INVESTMENT      The    Fund   has   adopted   certain   fundamental
LIMITATIONS     limitations,  designed to reduce  its  exposure  to
                specific  situations,  which  may  not  be  changed
The  Fund has   without   the  approval  of  a  majority   of   its
adopted         outstanding voting shares, as that term is  defined
certain         in  the 1940 Act.  These limitations are set  forth
fundamental     in  the  Statement  of Additional  Information  and
limitations     provide,  among other things, that  the  Fund  will
                not:

                (a)as to not less than 75% of its assets, invest more than 5% of its assets in the securities of any one issuer, excluding U.S. Government obligations;

                (b)invest more than 25% of its assets in any one industry; or

                (c)invest   in   companies  for  the   purpose   of
                exercising control of management.

Other           In  addition to investing primarily in  the  equity
Investment      and  fixed  income securities described above,  the
Practices       Fund  may  follow a number of additional investment
                practices.

Short-term      The  Fund  may  invest in short-term  fixed  income
fixed           securities  for  temporary defensive  purposes,  to
income          invest  uncommitted cash balances  or  to  maintain
securities      liquidity  to meet shareholder redemptions.   These
                securities consist of United States Treasury bills,
                domestic bank certificates of deposit, high-quality
                commercial    paper   and   repurchase   agreements
                collateralized by U.S. Government securities.  In a
                repurchase  agreement, a bank sells a  security  to
                the  Fund at one price and agrees to repurchase  it
                at the Fund's cost plus interest within a specified
                period   of   seven  or  fewer  days.    In   these
                transactions,  which are, in effect, secured  loans
                by  the Fund, the securities purchased by the  Fund
                will  have  a  value equal to or in excess  of  the
                value of the repurchase agreement and will be  held
                by  the  Fund's  custodian bank until  repurchased.
                Should  the  Fund implement a temporary  investment
                policy,  its  investment  objective  may   not   be
                achieved.

Securities      The  Fund  may  lend up to 25%  of  its  assets  to
lending         qualified  institutional investors for the  purpose
                of   realizing   additional   income.    Loans   of
                securities  of  the Fund will be collateralized  by
                cash  or  securities issued or  guaranteed  by  the
                United   States  Government  or  its  agencies   or
                instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities. The risks of securities lending include possible delays in receiving additional collateral or in recovery of loaned securities or loss of rights in the collateral if the borrower defaults or becomes insolvent.

Lower-rated     The  Fund  may invest no more than 5%  of  its  net
debt            assets  in  lower-rated (high-risk) non-convertible
securities      debt  securities, which are below investment grade.
                The   Fund  does  not  expect  to  invest  in  debt
                securities that are rated lower than Caa by Moody's
                Investors Service, Inc. or CCC by Standard & Poor's
                Corp.   or,  if  unrated,  determined  to   be   of
                comparable quality.

Foreign         The  Fund  may  invest up to 10% of its  assets  in
securities      foreign   securities,  measured  at  the  time   of
                purchase.  The Fund may purchase foreign securities
                in   the   form  of  American  Depositary  Receipts
                ("ADRs"). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of shares of a foreign-based issuer.
                Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

                The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of the foreign securities it purchases, and its foreign investments may be adversely affected by changes in foreign currency rates. Consequently, the risks associated with such investments may be greater than if the Fund did engage in foreign currency transactions for hedging purposes. Foreign investments may also be adversely affected by exchange control regulations, if any, in such foreign markets, and the Fund's ability to make certain distributions necessary to maintain eligibility as a regulated investment company and avoid the imposition of income and excise taxes may to that extent be limited.

                There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political instability and possible nationalization of issuers or expropriation of their assets, which might adversely affect the Fund's ability to realize on its investment in such securities. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

                Income earned or received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Any such taxes paid by the Fund will reduce its cash available for distribution to shareholders. The Fund is required to calculate its distributable income and capital gains for U.S. Federal income tax purposes by reference to the U.S. dollar. Fluctuations in applicable foreign currency exchange rates may cause the Fund's distributable income and capital gains for U.S. Federal income tax purposes to differ from the value of its investments calculated by reference to foreign currencies. If the Fund invests in stock of a so-called passive foreign investment company, the Fund may make certain elections that will affect the calculation of its net investment income and capital gains.


Portfolio       Although the Fund generally seeks to invest for the
turnover        long  term, it retains the right to sell securities
                regardless  of how long they have been  held.   The
                Fund's annual portfolio turnover rates are shown in the "Financial Highlights."

------------------------------------------------------------------------------
MANAGEMENT OF   The  Trust's  business and affairs  are  managed
THE TRUST       under  the  direction  of its  Board  of  Trustees.
                Royce  &  Associates, Inc., the  Fund's  investment
Royce &         adviser, is responsible for the investment of their
Associates,     assets,  subject  to the authority  of  the  Board.
Inc. is         Charles   M.   Royce,  Royce's   President,   Chief
responsible     Investment  Officer  and  sole  voting  shareholder
for             since  1972, is primarily responsible for  managing
management of   the  Fund's  portfolio.  He is assisted by  Royce's
the             investment  staff,  including  W.  Whitney  George,
Fund's assets   Senior  Portfolio  Manager and  Managing  Director,
                Boniface  A.   Zaino, Senior Portfolio Manager  and
                Managing  Director and Charles R.  Dreifus,  Senior
                Portfolio  Manager and Principal, and  by  Jack  E.
                Fockler, Jr., Managing Director.  Mr. Zaino  joined
                Royce  in  April 1998 and prior thereto  was  Group
                Managing  Director of Trust Company  of  the  West.
                Mr. Dreifus joined Royce in February 1998 and prior
                thereto was Managing Director (since June 1995) and
                General Partner (until June 1995) of Lazard  Freres
                &  Co.   LLC.  Royce is also the investment adviser
                to   other  series  of  the  Trust,  and  to  other
                investment and non-investment company accounts.

                As compensation for its services to the Fund, Royce is entitled to receive annual advisory fees as follows: (i) 1.0% of the first $50 million of the average net assets of the Fund, (ii) 0.875% of the next $50 million of average net assets and (iii) 0.75% of average net assets in excess of $100 million. The fees paid by the Fund to Royce for 1997 amounted to 0.78% of average net assets (net of voluntary waiver).

                Royce selects the brokers who execute the purchases and sales of the Fund's portfolio securities and may place orders with brokers who provide brokerage and research services to Royce. Royce is authorized, in recognition of the value of brokerage and research services provided, to pay commissions to a broker in excess of the amount which another broker might have charged for the same transaction.

                Royce Fund Services, Inc. ("RFS"), which is wholly-owned by Charles M. Royce, acts as distributor of the Fund's shares.

------------------------------------------------------------------------------
GENERAL         The Royce Fund (the "Trust") is a Delaware business
INFORMATION     trust,  registered with the Securities and Exchange
                Commission  as  a  diversified open-end  management
                investment  company.   It is  the  successor  to  a
                Massachusetts business trust established in October
                1985  and merged into the Trust in June 1996.   The
                Trustees have the authority to issue an unlimited number of shares of beneficial interest, without shareholder approval, and these shares may be divided into an unlimited number of series and classes. Shareholders are entitled to one vote per share. Shares vote by individual series on all matters, except that shares are voted in the aggregate and not by individual series or class when required by the 1940 Act and that if the Trustees determine that a matter affects only one series or class, then only shareholders of that series or class are entitled to vote on that matter.

                Meetings of shareholders will not be held except as required by the 1940 Act or other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Trust if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust.

                The custodian for the securities, cash and other assets of the Fund is State Street Bank and Trust Company. State Street, through its agent National Financial Data Services ("NFDS"), also serves as the Fund's transfer agent. Coopers & Lybrand, L.L.P. serves as independent accountants for the Fund.

Year 2000       Many  computer software systems in use today cannot
                properly process date-related information from  and
                after  January 1, 2000.  Should any of the computer
                systems  employed by the Fund or any of  its  major
                service  providers  fail to process  this  type  of
                information  properly, that could have  a  negative
                impact  on  the Fund's operations and the  services
                provided  to  the Fund's shareholders.   The  Royce
                Funds, Royce and RFS are reviewing all of their own computer systems with the goal of modifying or replacing such systems to the extent necessary to prepare for the Year 2000. In addition, Royce has been advised by the Fund's major service providers that they are also in the process of reviewing their systems with the same goal. As of the date of this Prospectus, the Trust and Royce have no reason to believe that these goals will not be achieved.


------------------------------------------------------------------------------
DIVIDENDS,      The  Fund pays dividends from net investment income
DISTRIBUTIONS   (if  any) and distributes its net realized  capital
AND TAXES       gains   annually   in  December.    Dividends   and
                distributions  will be automatically reinvested  in
The Fund pays   additional   shares  of  the   Class   unless   the
dividends and   shareholder chooses otherwise.
capital
gains           Shareholders receive information annually as to the
annually in     tax  status of distributions made by the  Fund  for
December        the   calendar  year.   For  Federal   income   tax
                purposes, all distributions by the Fund are taxable
                to  shareholders when declared, whether received in
                cash  or reinvested in shares.  Distributions  paid
                from  the  Fund's net investment income and  short-
                term  capital gains are taxable to shareholders  as
                ordinary income dividends.  A portion of the Fund's
                dividends  may qualify for the corporate  dividends
                received deduction, subject to certain limitations.
                The  portion of the Fund's dividends qualifying for
                such   deduction  is  generally  limited   to   the
                aggregate  taxable dividends received by  the  Fund
                from  domestic  corporations.   Distributions  paid
                from long-term capital gains of the Fund are treated by a shareholder for Federal income tax purposes as long-term capital gains, regardless of how long the shareholder has held Fund shares.

                If a shareholder disposes of shares held for six months or less at a loss, such loss is treated as a long-term capital loss to the extent of any long-term capital gains reported by the shareholder with respect to such shares. A loss realized on a taxable disposition of Fund shares may be disallowed to the extent that additional Fund shares are purchased (including by reinvestment of distributions) within 30 days before or after such disposition.

                The redemption of shares is a taxable event, and a shareholder may realize a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. However, because the tax consequences of a redemption will also depend on the shareholder's basis in the redeemed shares for tax purposes, shareholders should retain their account statements for use in determining their tax liability on a redemption.

                At the time of a shareholder's purchase, the Fund's net asset value may reflect undistributed income or capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the shareholder even though the distribution economically is a return of part of the shareholder's investment.

                The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to non-corporate shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. Shareholders may avoid this withholding requirement by certifying on the Account Application their proper Social Security or Taxpayer Identification Number and that they are not subject to backup withholding.

                The discussion of Federal income taxes above is for general information only. The Statement of Additional Information includes a more detailed description of Federal income tax aspects that may be relevant to a shareholder. Shareholders may also be subject to state and local taxes on income and any gains from their investment. Investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund

 ------------------------------------------------------------------------------
NET ASSET   	Shares  are  purchased and redeemed  at  their  net
VALUE           asset  value  per  share next determined  after  an
PER SHARE       order  is received by the Fund's transfer agent  or
                an  authorized  service agent  or  sub-agent.   Net
                asset value per share is determined by dividing the
Net asset       total value of the Fund's investments plus cash and
value per       other  assets, less any liabilities, by the  number
share (NAV)     of outstanding shares of the Fund.  Net asset value
is              per  share  is calculated at the close  of  regular
determined      trading on the New York Stock Exchange on each  day
each day        the Exchange is open for business.
the New York
Stock           In  determining net asset value, securities  listed
Exchange is     on an exchange or the Nasdaq National Market System
open            are  valued on the basis of the last reported  sale
                price  prior to the time the valuation is made  or,
                if  no sale is reported for that day, at their  bid
                price  for  exchange-listed securities and  at  the
                average  of  their  bid and ask prices  for  Nasdaq
                securities.  Quotations are taken from  the  market
                where the security is primarily traded.  Other over-
                the-counter securities for which market  quotations
                are  readily  available are  valued  at  their  bid
                price.  Securities for which market quotations  are
                not  readily  available are valued  at  their  fair
                value  under procedures established and  supervised
                by  the  Board of Trustees.  Bonds and other  fixed
                income  securities may be valued  by  reference  to
                other  securities with comparable ratings, interest
                rates and maturities, using established independent
                pricing services.
------------------------------------------------------------------------------
                        SHAREHOLDER GUIDE

OPENING AN      The  Fund's shares are offered on a no-load  basis.
ACCOUNT AND     To  open  a  new  account (other  than  an  IRA  or
PURCHASING      403(b)(7) account) either by mail, by telephone  or
SHARES          by  wire,  simply  complete and return  an  Account
                Application.   If  you  need  assistance  with  the
                Account Application or have any questions about the
                Fund, please call Investor Information at 1-800-221-
                4268.    Note:   For  certain  types   of   account
                registrations  (e.g.,  corporations,  partnerships,
                foundations,   associations,  other  organizations,
                trusts or powers of attorney), please call Investor
                Information to determine if you need to provide additional forms with your application.

Minimum         Type of Account         		Minimum
Initial		---------------                 	-------
Investment    	Regular accounts                	 $2,000
	        IRAs *                     	            500
                Accounts established with  Automatic	    500
                   Investment Plan or Direct Deposit Plan
                401(k) and 403(b)(7) accounts              None

                *  Separate forms must be used for opening IRAs  or
                403(b)(7)    accounts;   please    call    Investor
                Information if you need these forms.

Subsequent Subsequent investments may be made by mail ($50 Investments minimum), telephone ($500 minimum), wire ($1,000 minimum) or Express Service (a system of electronic
                funds transfer from your bank account).
        	---------------------------------------------------

                          NEW ACCOUNT      ADDITIONAL INVESTMENTS
Purchasing By   Please    include    the    TO EXISTING ACCOUNTS
Mail            amount  of your  initial
Complete  and   investment    on     the
sign the        Account     Application,  Additional    investments
enclosed        make  your check payable  should    include     the
Account         to  The Royce Fund,  and  Invest-by-Mail
Application     mail to:                  remittance form  attached
                    The Royce Funds       to   your   Fund  account
                    P.O. Box 419012       confirmation  statements.
                    Kansas City, MO  	  Please  make  your  check
                     64141-6012           payable   to  The   Royce
                                          Fund,  write your account
                                          number   on  your   check
                                          and,   using  the  return
                                          envelope  provided,  mail
                                          to  the address indicated
                                          on   the   Invest-by-Mail
                                          form.
For express     The Royce Funds           All    written   requests
or              c/o National Financial    should  be mailed to  one
registered       Data Services            of      the     addresses
mail,           1004 Baltimore,           indicated     for     new
send to:        5th Floor                 accounts.
                Kansas City, MO 64105

------------------------------------------------------------------------------

                     NEW ACCOUNT          ADDITIONAL INVESTMENTS
Purchasing By   To  open  an account  by    TO EXISTING ACCOUNTS
Telephone       telephone,  you   should
                call Investor  		  Subsequent      telephone
                Information  (1-800-221-  purchases ($500  minimum)
                4268)  before 4:00 p.m.,  may   also  be  made   by
                Eastern time.  You  will  calling          Investor
                be  given  a  confirming  Information.    For   all
                order  number  for  your  telephone      purchases,
                purchase.   This  number  payment  is  due   within
                must  be placed on  your  three  business days  and
                completed        Account  may  be  made by wire  or
                Application       before  personal,   business   or
                mailing.  If a completed  bank  check,  subject  to
                and    signed    Account  collection.
                Application    is    not
                received  on an  account
                opened by telephone, the
                account  may be  subject
                to backup withholding of
                Federal income taxes.

		---------------------------------------------------
Purchasing By
Wire            Money should be wired to:
                    State Street Bank and Trust Company
Before              ABA 011000028    DDA 9904-712-8
Wiring:             Ref:  Pennsylvania Mutual Fund - Investment Class
For a new
account,
please          Order Number or Account Number____________________
contact
Investor        Account Name  ____________________________________
Information     To  ensure proper receipt, please be sure your bank
at 1-800-       includes the name of the Fund and your order number
221-4268        (for  telephone purchases) or account  number.   If
                you  are  opening  a  new account,  your  financial
                consultant must call Investor Information to obtain
                an   order   number,  and  complete   the   Account
                Application  and  mail  it  to  the  "New  Account"
                address    above   after   completing   the    wire
                arrangement.   Note:  Federal Funds  wire  purchase
                orders will be accepted only when the Fund and  its
                custodian are open for business.
		---------------------------------------------------
Purchasing By
Express         Additional shares can be purchased automatically or
Service         at your discretion through the following options:

                EXPEDITED PURCHASE OPTION permits you, at your discretion, to transfer funds ($100 minimum and $200,000 maximum) from your bank account to purchase shares in your Royce Fund account by telephone or computer online access.

                AUTOMATIC  INVESTMENT  PLAN  allows  you  to   make
                regular, automatic transfers ($50 minimum) from your bank account to purchase shares in your Royce Fund account on the monthly or quarterly schedule you select.

                To establish the Expedited Purchase Option and/or Automatic Investment Plan, please provide the appropriate information on the Account Application and ATTACH A VOIDED CHECK. We will send you a confirmation of Express Service activation. Please wait three weeks before using the service.

                To make an Expedited Purchase by telephone, please call Shareholder Services at 1-800-841-1180 before 4:00 p.m., Eastern time.

                PAYROLL DIRECT DEPOSIT PLAN AND GOVERNMENT DIRECT DEPOSIT PLAN let you have investments ($50 minimum) made from your net payroll or government check into your existing Royce Fund account each pay period. Your employer must have direct deposit capabilities through ACH (Automated Clearing House) available to its employees. You may terminate participation in these programs by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institution transmitting payments.

                To   initiate  a  Direct  Deposit  Plan,  you  must
                complete  an Authorization for Direct Deposit  form
                which may be obtained from Investor Information  by
                calling 1-800-221-4268.
		---------------------------------------------------
Purchasing      If  you  purchase  shares of  the  Fund  through  a
through         program  of services offered or administered  by  a
a Service   	broker-dealer,  financial  institution   or   other
Provider        service  provider,  you  should  read  the  program
                materials   provided  by  the   service   provider,
                including information regarding fees which  may  be
                charged,   in  conjunction  with  this  Prospectus.
                Certain shareholder servicing features of the  Fund
                may  not  be  available  or  may  be  modified   in
                connection  with  the program of services  offered.
                When  shares of the Fund are purchased in this way,
                the service provider, rather than the customer, may
                be  the  shareholder of record of the shares.  RFS,
                Royce  and/or the Fund may pay fees to unaffiliated
                broker-dealers,  financial  institutions  or  other
                service  providers who introduce investors  to  the
                Fund and/or provide certain administrative services
                to   those   of  their  customers  who   are   Fund
                shareholders.

------------------------------------------------------------------------------
CHOOSING A      You may select one of three distribution options:
DISTRIBUTION
OPTION          1.    Automatic   Reinvestment   Option--Both   net
                investment  income  dividends  and  capital   gains
                distributions  will  be  reinvested  in  additional
                Fund shares. This option will be selected for you automatically unless you specify one of the other options.
                2. Cash Dividend Option--Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Investment Class shares.
                3. All Cash Option--Both dividends and capital gains distributions will be paid in cash.

                You  may  change your option by calling Shareholder
                Services at 1-800-841-1180.
------------------------------------------------------------------------------
IMPORTANT       The  easiest way to establish optional services  on
ACCOUNT         your  account is to select the options  you  desire
INFORMATION     when you complete your Account Application.  If you
                want to add or change shareholder options later, you may need to provide additional information and a signature guarantee. Please call Shareholder
                Services at 1-800-841-1180 for further assistance.

Signature       For  our  mutual  protection,  we  may  require   a
Guarantees      signature  guarantee on certain written transaction
                requests.   A  signature  guarantee  verifies   the
                authenticity of your signature and may be  obtained
                from banks, brokerage firms and any other guarantor
                that  our  transfer  agent  deems  acceptable.    A
                signature guarantee cannot be provided by a notary public.

Certificates    Certificates for whole shares will be  issued  upon
                request.   If  a  certificate is  lost,  stolen  or
                destroyed, you may incur an expense to replace it.

Telephone and   Neither  the  Fund nor its transfer agent  will  be
Online Access liable for following instructions communicated by Transactions telephone or computer online access that are
                reasonably  believed to be genuine.   The  transfer
                agent  uses certain procedures designed to  confirm
                that   telephone   and   computer   online   access
                instructions   are  genuine,  which   may   include
                requiring  some  form  of  personal  identification
                prior  to  acting  on  the instructions,  providing
                written  confirmation  of  the  transaction  and/or
                recording incoming telephone calls, and if it  does
                not   follow  such  procedures,  the  Fund  or  the
                transfer agent may be liable for any losses due to unauthorized or fraudulent transactions.

Nonpayment      If your check or wire does not clear, or if payment
                is not received for any telephone or computer online access purchase, the transaction will be canceled and you will be responsible for any loss the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.

Trade Date      Your   trade  date  is  the  date  on  which  share
for             purchases  are credited to your account.   If  your
Purchases       purchase  is  made  by check, Federal  Funds  wire,
                telephone,  computer online access or exchange  and
                is  received by the close of regular trading on the
                New  York  Stock  Exchange  (generally  4:00  p.m.,
                Eastern  time),  your trade date  is  the  date  of
                receipt.   If your purchase is received  after  the
                close of regular trading on the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Fund will accept only a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a United States correspondent bank.

                The   Trust  reserves  the  right  to  suspend  the
                offering  of  Fund  shares to new  investors.   The
                Trust also reserves the right to reject any specific purchase request.

------------------------------------------------------------------------------
REDEEMING       You  may redeem any portion of your account at  any
YOUR            time.   You may request a redemption in writing  or
SHARES          by telephone.  Redemption proceeds normally will be
                sent within two business days after the receipt of the request in Good Order.

                Redemption requests should be mailed to  The  Royce
Redeeming  By   Funds,  c/o NFDS, P.O. Box 419012, Kansas City,  MO
Mail            64141-6012.  (For express or registered mail,  send
                your  request  to  The  Royce Funds,  c/o  National
                Financial Data Services, 1004 Baltimore, 5th Floor,
                Kansas City, MO 64105.)

                The redemption price of shares will be their net asset value next determined after NFDS or an authorized service agent or sub-agent has received all required documents in Good Order.

Definition of   GOOD  ORDER  means  that the request  includes  the
Good Order      following:
   0
                1.  The account number and Fund name.
                2. The amount of the transaction (specified in dollars or shares).
                3. Signatures of all owners exactly as they are registered on the account.
                4. Signature guarantees if the value of the shares being redeemed exceeds $50,000 or if the payment is to be sent to an address other than the address of record or is to be made to a payee other than the shareholder.
                5.  Certificates, if any are held.
                6. Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.

                If you have any questions about what is required as
                it   pertains   to   your  request,   please   call
                Shareholder Services at 1-800-841-1180.
		---------------------------------------------------
Redeeming By
Te0lephone       Shareholders  who  have  not  established   Express
                Service may redeem up to $50,000 of their shares by telephone, provided the proceeds are mailed to their address of record. If pre-approved, higher
                minimums may apply for institutional accounts.   To
                redeem  shares  by  telephone,  you  or  your  pre-
                authorized   representative  may  call  Shareholder
                Services at 1-800-841-1180. Redemption requests received by telephone prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) are processed on the day
                of   receipt;   redemption  requests  received   by
                telephone after the close of regular trading on the
                Exchange   are   processed  on  the  business   day
                following receipt.

                Telephone  redemption service is not available  for
                Trust-sponsored  retirement  plan  accounts  or  if
                certificates are held.  TELEPHONE REDEMPTIONS  WILL
                NOT BE PERMITTED FOR A PERIOD OF SIXTY DAYS AFTER A
                CHANGE   IN  THE  ADDRESS  OF  RECORD.   See   also
                "Important  Account  Information  -  Telephone  and
                Online Access Transactions."
		---------------------------------------------------
Redeeming By
Express         If   you   select  the  Express  Service  AUTOMATIC
Service         WITHDRAWAL  option,  shares will  be  automatically
                redeemed from your Fund account and the proceeds transferred to your bank account according to the schedule you have selected. You must have at least
                $25,000 in your Fund account to establish the Automatic Withdrawal option.

Important       The EXPEDITED REDEMPTION option lets you redeem  up
Redemption      to  $50,000  of  shares from your Fund  account  by
Information     telephone  and  transfer the proceeds  directly  to
                your bank account. You may elect Express Service on
                the   Account   Application  or  call   Shareholder
                Services at 1-800-841-1180 for an Express Service application.

                If  you are redeeming shares recently purchased  by
 0               check,   Express  Service  Expedited  Purchase   or
                Automatic Investment Plan, the proceeds of the redemption may not be sent until payment for the purchase is collected, which may take up to fifteen calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be processed at the net asset value next determined after your request has been received by the transfer agent in Good Order. The Trust reserves the right to revise or terminate the telephone redemption privilege at any time.

                The Trust may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and
0                Exchange Commission.

                Although  the Trust will normally make  redemptions
                in  cash, it may cause the Fund to redeem  in  kind
                under certain circumstances.
		---------------------------------------------------
Early           In  order  to discourage short-term trading,  the
Redemption      Fund  assesses an early redemption  fee  of  1%  on
Fee             redemptions of share purchases held for  less  than
                one  year.    Redemption fees will be paid  to  the
                Fund,  out  of  the  redemption proceeds  otherwise
                payable   to   the  shareholder,  to  help   offset
                transaction costs.

                The Fund will use the "first-in, first-out" (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of the share purchases held in the account. If this holding period is less than one year, the fee will be assessed. In determining "one year," the Fund will use the anniversary month of a transaction. Thus, shares purchased in October 1997, for example, will be subject to the fee if they are redeemed prior to October 1998. If they are redeemed on or after October 1, 1998, they will not be subject to the fee.

                No   redemption  fee  will  be  payable  on  shares
                acquired through reinvestment, on an exchange  into
                another  Royce Fund or by shareholders who are  (a)
                employees of the Trust or Royce or members of their
                immediate  families or employee benefit  plans  for
                them;  (b)  current participants  in  an  Automatic
                Investment  Plan  or an Automatic Withdrawal  Plan;
                (c)  certain Trust-approved Group Investment  Plans
                and  charitable  organizations; (d)  profit-sharing
                trusts,   corporations   or   other   institutional
                investors  who are investment advisory  clients  of
                Royce;  or  (e)  omnibus and other similar  account
                customers  of certain Trust-approved broker-dealers
                and other institutions.
		---------------------------------------------------
Minimum
Account         Due  to  the  relatively high cost  of  maintaining
Balance         smaller  accounts, the Trust reserves the right  to
Requirement     involuntarily  redeem shares in  any  Fund  account
                that falls below the minimum initial investment due
                to  redemptions by the shareholder.  If at any time
                the balance in an account does not have a value  at
                least  equal to the minimum initial investment  or,
                if an Automatic Investment Plan is
                discontinued before an account reaches the  minimum
                initial   investment   that  would   otherwise   be
                required, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then have sixty days to increase your account balance before the account is liquidated. Proceeds would be promptly paid to the shareholder.

------------------------------------------------------------------------------
EXCHANGE        Exchanges between series of the Trust are permitted
PRIVILEGE       by  telephone, computer online access or mail.   An
                exchange  is treated as a redemption and  purchase;
                therefore, you could realize a taxable gain or loss
                on the transaction.  Exchanges are accepted only if
                the   registrations  and  the  tax   identification
                numbers of the two accounts are identical.  Minimum
                investment requirements must be met when opening  a
                new  account by exchange, and exchanges may be made
                only  for  shares  of a series  then  offering  its
                shares  for  sale in your state of residence.   The
                Trust reserves the right to revise or terminate the exchange privilege at any time.

------------------------------------------------------------------------------
TRANSFERRING    You  may transfer the ownership of any of your Fund
OWNERSHIP       shares to another person by writing to:  The  Royce
                Funds,  c/o NFDS, P.O. Box 419012, Kansas City,  MO
                64141-6012.  The request must be in Good Order (see
                "Redeeming  Your  Shares  -  Definition   of   Good
                Order").   Before  mailing  your  request,   please
                contact Shareholder Services (1-800-841-1180) for full instructions.

------------------------------------------------------------------------------
OTHER           For  more  information about any of these services,
SERVICES        please call Investor Information at 1-800-221-4268.

Statements      A  confirmation statement will be sent to you  each
and             time you have a transaction in your account, and an
Reports         account    statement    is   sent    semi-annually.
                Shareholder  reports are mailed semi-annually.   To
                reduce expenses, only one copy of most shareholder reports may be mailed to a household. Please call
                Investor Information if you need additional copies.

Tax-sheltered   Shares  of  the Fund are available for purchase  in
Retirement      connection  with  certain  types  of  tax-sheltered
Plans           retirement  plans, including Individual  Retirement
                Accounts  (IRA's)  for  individuals  and  403(b)(7)
                Plans   for   employees   of   certain   tax-exempt
                organizations.

                These plans should be established with the Trust only after an investor has consulted with a tax adviser or attorney. Information about the plans and the appropriate forms may be obtained from Investor Information at 1-800-221-4268.

==============================			==============================

THE ROYCE FUNDS        					THE ROYCE FUNDS
---------------						---------------
1414 Avenue of the Americas
New York, NY 10019
1-800-221-4268
funds@roycenet.com

INVESTMENT ADVISER
Royce & Associates, Inc.
1414 Avenue of the Americas
New York, NY 10019

DISTRIBUTOR					 	PENNSYLVANIA
Royce Fund Services, Inc.			 	MUTUAL FUND
1414 Avenue of the Americas
New York, NY 10019

TRANSFER AGENT
State Street Bank and Trust Company
c/o National Financial Data Services
P.O. Box 419012
Kansas City, MO 64141-6012
1-800-841-1180

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02105

OFFICERS
Charles M. Royce, President and Treasurer          	   PROSPECTUS
Jack E. Fockler, Jr., Vice President       		APRIL 30, 1998
W. Whitney George, Vice President
Daniel A. O'Byrne, Vice President and
 Assistant Secretary
John E. Denneen, Secretary
					            INVESTMENT CLASS SHARES


==============================			==============================

THE ROYCE FUNDS
-------------------------------------------------------------------------------
ROYCE SPECIAL EQUITY FUND
-------------------------------------------------------------------------------
PROSPECTUS -- APRIL 30, 1998
-------------------------------------------------------------------------------
NEW ACCOUNT AND GENERAL INFORMATION:    Investor Information -- 1-800-221-4268
-------------------------------------------------------------------------------
SHAREHOLDER SERVICES -- 1-800-841-1180
------------------------------------------------------------------------------
                   ROYCE SPECIAL EQUITY FUND'S investment objective is long-
INVESTMENT         term  capital  appreciation.  It seeks to  achieve  this
OBJECTIVE AND      objective  by investing primarily in common  stocks  and
POLICIES           convertible   securities  of   companies   with   market
                   capitalizations of less than $500 million. There can be no assurance that the Fund will achieve its objective.

                   The  Fund  is  a no-load series of The Royce  Fund  (the
                   "Trust"),  a diversified open-end management  investment
                   company.
-------------------------------------------------------------------------------
ABOUT THIS         This  Prospectus  sets forth concisely  the  information
PROSPECTUS         that  you should know about the Fund before you  invest.
                   It   should   be  retained  for  future  reference.    A
                   "Statement of Additional Information" containing further
                   information about the Fund and the Trust has been  filed
                   with  the  Securities  and  Exchange  Commission.    The
                   Statement  is  dated April 30,  1998  and  has   been
                   incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Trust or calling Investor Information.

-------------------------------------------------------------------------------
TABLE OF CONTENTS
			        Page                                        Page
Fund Expenses                      2      	Net Asset Value Per Share     9
Investment Performance and
  Volatility   			   3
Investment Objective               3          SHAREHOLDER GUIDE
Investment Policies                4    Opening an Account and Purchasing
Investment Risks                   4    	Shares                        9
Investment Limitations             5    Choosing a Distribution Option       11
Management of the Trust            6    Important Account Information        11
General Information                7    Redeeming Your Shares          	     12
Dividends, Distributions and Taxes 8	Transferring Ownership               14
                                        Other Services     		     15

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
0FUND EXPENSES      The following table summarizes all expenses and fees
                   that you would incur as a shareholder of the Fund.
The Fund is                    Shareholder Transaction Expenses
no-load and has    	       --------------------------------
no 12b-1 fees      Sales Load Imposed on Purchases . . . . . . . . .None
                   Sales Load Imposed on Reinvested Dividends       None
                   Deferred Sales Load                              None
                   Redemption Fee -- on purchases held for one
			year or more   				    None
                   Early Redemption Fee -- on purchases held
			for less than one year                         1%

                                Annual Fund Operating Expenses
                   	        ------------------------------
                   Management Fees (after waivers)         0.46%
                   Other Expenses                 	   1.03%
                   Total Operating Expenses       	   1.49%
                   _____
                   The purpose of the above tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund. Management Fees would be 1.00% and Total Operating Expenses would be 2.03% without the waiver of management fees by Royce & Associates, Inc. ("Royce"), the Fund's investment adviser. Royce has committed to waive its fees to the extent necessary to reduce Total Operating Expenses to 1.49% through December 31, 1998.

                   The following examples illustrate the expenses that you would incur on a $1,000 investment over various periods, assuming a 5% annual rate of return and redemption at the end of each period.

                                1 Year        3 Years
				------        -------
                                 $15  		$47

                   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

-------------------------------------------------------------------------------
                    The Fund may include in communications to current or
INVESTMENT          prospective shareholders figures reflecting Total Return
PERFORMANCE         over various time periods.  "Total Return" is the rate of
AND                 return on an amount invested in the Fund from the beginning
VOLATILITY          to the end of the stated period.  "Average Annual Total
                    Return" is the annual compounded percentage change in the
Total Return is the value of an amount invested in the Fund from the beginning
change in value     until the end of the stated period.  Total Returns are
over a given time   historical measures of past performance and are not
period, assuming    intended to indicate future performance.  Total Returns
reinvestment        assume the reinvestment of all net investment income
of dividends and    dividends and capital gains distributions.  The figures do
capital gains       not reflect the Fund's early redemption fee because this
distributions       fee applies only to redemptions of share purchases held for less than one year.

                    Additionally, the performance of the Fund may be compared to (i) the performance of various indices and investments for which reliable performance data is available and (ii) averages, performance rankings or other information prepared by recognized mutual fund statistical services.

                    The relative risk of investing in a particular fund should be considered in addition to the total returns of a fund. Risk, in terms of how volatile an investor's returns have been, can be measured in a number of ways, including standard deviation and beta.

                    Standard deviation measures the range of performance within which a fund's total returns have fallen. The lower the standard deviation of the fund, the less volatile and more consistent the fund's monthly total returns have been over that period. When the standard deviation of a fund is lower than the standard deviation of the S&P 500, the fund has been less volatile than the index.


                    Beta measures a fund's sensitivity to market movements.
		    The beta for the index chosen to represent the market
		    (the S&P 500) is 1.00. If the fund has a beta greater than 1.00, it has been more volatile than the index; if its beta is less than 1.00, it has been less volatile than the index.

		Investors evaluating these and other quantitative measures of risk should understand that the risk profiles of the Fund's portfolio may change over time. The investment risks associated with the types of securities in which the Fund may invest are described below. See "Investment Risks".



INVESTMENT         ROYCE SPECIAL EQUITY FUND'S investment objective is long-
OBJECTIVE          term capital appreciation.  It seeks to achieve this
                   objective by investing primarily in common stocks and
                   convertible securities of companies with market
                   capitalizations of less than $500 million.   Since
                   certain risks are inherent in owning any security, there can be no assurance that the Fund will achieve its objective.

                   This investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares, as that term is defined in the Investment Company Act of 1940 (the "1940 Act").

-------------------------------------------------------------------------------
INVESTMENT
POLICIES

The Fund invests
on a value basis

The Fund invests
primarily in small
companies


An intensive value discipline will be used in managing the Fund's assets. This approach has its roots in the teachings of Benjamin Graham and Abraham Briloff. Thus, classic value analysis will be combined with accounting cynicism. Investments will generally be made in equity securities of companies which, in Royce's opinion, have one or more of the following characteristics:

-Assets whose value is unrecognized or under recognized by the market; -Currently earning a low return on equity or assets employed, but have the potential to earn a higher return by either improving the profitability of these assets or disposing of them;
-The ability to operate effectively in an adverse environment;
-Burdened by an unprofitable subsidiary or business segment, which may have been reduced or eliminated;
-Recently experienced a change in management or control (including through merger or acquisition) and have a potential for a "turnaround" in earnings; -Profitability or other financial characteristics that make their securities undervalued when compared to the market in general or to a specified industry;
-Current assets which, less all liabilities, compare favorably to the aggregate market value of the company's securities;
-Substantial or growing cash flow;
-A management whose members, due to their own stockholdings or otherwise, are committed to managing the company in a way which increases stock values and enhances stockholder wealth; or
-Financial reporting policies which, viewed from the outside, appear conservative.

In summary, Royce will attempt to invest in companies where the market's perception and, therefore, price is significantly lower than Royce's assessment of its economic value.

In accordance with its objective of seeking long-term capital appreciation, the Fund will normally invest at least 80% of its total assets in common stocks, convertible preferred stocks and convertible bonds. At least 65%
of these securities will be issued by companies with stock market capitalizations under $500,000,000 at the time of investment. The remainder of the Fund's assets may be invested in securities of companies with higher stock market capitalizations and non-convertible preferred stocks and debt securities.
-------------------------------------------------------------------------------

INVESTMENT         As a mutual fund investing primarily in common stocks
RISKS              and/or securities convertible into common stocks, the
                   Fund is subject to market risk - that is, the
                   possibility that common stock prices will decline over
                   short or even extended periods.  Because the Fund will
The Fund is        focus on the less liquid securities of small and micro-
subject            capitalization companies, it may involve considerably
to certain         more risk than a mutual fund investing in the more
investment         liquid common stocks and convertible securities of
risks              larger capitalization companies.  The Fund's companies
                   may have static, cyclical or only moderate growth prospects and/or limited product lines, markets and financial resources. They may also lack management depth and be more vulnerable to adverse business developments. In addition, these companies may not be well known to the investment community and may be followed by relatively few, if any, securities analysts, so that there will tend to be less publicly available information about them, and their securities may not be widely held or attract significant institutional ownership. Finally, the securities of the Fund's companies may have limited trading volumes, wide spreads between their bid and ask prices, prices that are subject to more abrupt or erratic market movements than the securities of larger capitalization companies or the market averages in general and, in the case of securities traded in the over-the-counter market, only a few market makers. Accordingly, Royce's investment method requires it to have a long-term investment outlook for the securities in which the Fund invests.
                   The Fund should not be used by investors with a short-term investment horizon.

                   Because the Fund will invest primarily in small and micro-capitalization securities, it may not be able to purchase or sell more than a limited number of shares of a portfolio security at then quoted market prices, and may require a considerable period of time to acquire or dispose of its position in the security. This risk will increase to the extent that other Royce-managed accounts or other investors are also seeking to purchase or sell the same security when the Fund is doing so. In addition, although the Fund may purchase an over-the-counter security at or near its ask price, it will be required to value the security at the close of trading on the day of purchase based on the last reported sale price or bid price for the security. This could reduce the net asset value of the Fund's shares if the closing price is lower than the purchase price. See "Net Asset Value Per Share".

                   Although the Fund will be diversified within the meaning
                   of the 1940 Act, it will normally be invested in a
                   limited number of securities and may invest up to 25% of
                   its assets in the securities of one company. The Fund's relatively limited portfolio will therefore involve even more risk than a mutual fund vesting in a broadly diversified portfolio of common stocks of small and micro-capitalization companies, and the Fund will also be more vulnerable to any single corporate, market, economic, political or regulatory event than would a more widely diversified fund.
-------------------------------------------------------------------------------

INVESTMENT         The Fund has adopted certain fundamental limitations,
LIMITATIONS        designed to reduce its exposure to specific situations,
                   which may not be changed without the approval of a
The Fund has       majority of its outstanding voting shares, as that term
adopted certain    is defined in the 1940 Act.  These limitations are set
fundamental        forth in the Statement of Additional Information and
limitations        provide, among other things, that the Fund will not:

                   (a) with respect to 75% of its assets, invest more than
                   5% of its assets in the securities of        any one
                   issuer, excluding obligations of the U.S. Government;

                   (b) invest more than 25% of its assets in any one industry; or

                   (c) invest in companies for the purpose of exercising control of management.

Other Investment   In addition to investing primarily in the equity and
Practices:         fixed income securities described above, the Fund may
                   follow a number of additional investment practices.

Short-term fixed   The Fund may invest in short-term fixed income
income securities  securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities consist of United States Treasury bills, domestic bank certificates of deposit, high-quality commercial paper and repurchase agreements collateralized by U.S. Government securities. In a repurchase agreement, the Fund's custodian bank sells a security to the Fund at one price and agrees to repurchase it at the Fund's cost plus interest within a specified period of seven or fewer days. In these transactions, which are, in effect, secured loans by the Fund, the securities purchased by the Fund will have a value equal to or in excess of the value of the repurchase agreement and will be held by the Fund's custodian bank until repurchased. Should the Fund implement a temporary investment policy, its investment objective may not be achieved.

Securities         The Fund may lend up to 25% of its assets to qualified
lending            institutional investors for the purpose of realizing
                   additional income. Loans of securities of the Fund will be collateralized by cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities. The risks of securities lending include possible delays in receiving additional collateral or in recovery of loaned securities or loss of rights in the collateral if the borrower defaults or becomes insolvent.

Warrants, rights   The Fund may invest up to 5% of its total assets in warrants
and options	   rights and options.

Lower-rated        The Fund may invest not more than 5% of its net assets
debt securities	   in lower-rated (high-risk) non-convertible debt
       		   securities, which are below investment grade. The Fund does not expect to invest in non-convertible debt securities that are rated lower than Caa by Moody's
       		   Investors Service, Inc. or CCC by Standard & Poor's
                   Corp. or, if unrated, determined to be of comparable quality.

Portfolio	   Although the Fund generally seeks to invest for the long
turnover	   term, it retains the right to sell securities regardless
		   of how long they have been held.  Under normal
	           circumstances, the Fund does not expect its portfolio
		   turnover rate to exceed 50%.  A 50% turnover rate would
		   occur, for example, if one-half of the Fund's portfolio
		   securities were replaced in one year.
-------------------------------------------------------------------------------

MANAGEMENT         The Trust's business and affairs are managed under the
OF THE TRUST       direction of its Board of Trustees.  Royce & Associates,
                   Inc. ("Royce"), the Fund's investment adviser, is
                   responsible for the investment of its assets, subject to
                   the authority of the Board.  Charles M. Royce, Royce's
Royce &            President, Chief Investment Officer and sole voting
Associates, Inc.   shareholder since 1972, is primarily responsible for
is                 supervising Royce's investment management activities.
responsible for    Charles R. Dreifus, CFA, Senior Portfolio Manager and
management of the  Principal of  Royce since February 1998, manages the
Fund's portfolio   Fund's portfolio and his investment decisions are
		   independent of those made for the other Royce funds.
		   Mr. Dreifus has 29 years of
                   investment experience, 18 of them as a small and micro-cap value portfolio manager. From November 1982 to January 1998, he was a General Partner and Managing
                   Director and, most recently, a Limited Managing Director of Lazard Freres & Co., LLC. Mr. Dreifus was also the
                   Portfolio Manager of Lazard Special Equity Portfolio, formerly the Lazard Special Equity Fund, and Special
                   Equity Separate Accounts.  From June 1968 to November
                   1982, he was employed by

		   Oppenheimer & Co. as a Limited Partner and Oppenheimer Capital as an Executive Vice President, where he managed the Quest for Value Fund from May 1980 to November 1982. Royce is also the investment adviser to Pennsylvania Mutual Fund, PMF II, Royce Premier, Micro-Cap, Total Return, Low-Priced Stock, Financial Services and GiftShares Funds, which are other series of the Trust, and to other investment and non-investment company accounts.

                   As compensation for its services to the Fund, Royce is entitled to receive annual advisory fees of 1.00% of the
                   average net assets of the Fund.   Royce has committed to
                   waive its fee to the extent necessary to maintain the Fund's total operating expenses at or below 1.99% through December 31, 1998.

                   Royce Fund Services, Inc. ("RFS"), which is wholly-owned by Charles M. Royce, acts as distributor of the Fund's shares.

                   Royce selects the brokers who execute the purchases and sales of the Fund's portfolio securities and may place orders with brokers who provide brokerage and research services to Royce. Royce is authorized, in recognition of the value of brokerage and research services provided, to pay commissions to a broker in excess of the amount which another broker might have charged for the same transaction.

-------------------------------------------------------------------------------

GENERAL            The Royce Fund (the "Trust") is a Delaware business
INFORMATION        trust, registered with the Securities and Exchange
                   Commission as an open-end diversified management investment company. The Trustees have the authority to issue an unlimited number of shares of beneficial interest, without shareholder approval, and these shares may be divided into an unlimited number of series and classes. Shareholders are entitled to one vote per share. Shares vote by individual series on all matters, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if the Trustees determine that a matter affects only one series, then only shareholders of that series are entitled to vote on that matter.

                   Meetings of shareholders will not be held except as required by the 1940 Act or other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Trust if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust.

                   The Trust reserves the right to suspend the offering of Fund shares to new investors. Royce intends to close the Fund to new investors when the Fund's assets plus the assets in Royce's other "Special Equity" product accounts reach $250 million.

                   The custodian for securities, cash and other assets of the Fund is State Street Bank and Trust Company. State Street, through its agent National Financial Data Services ("NFDS"), also serves as the Fund's transfer agent. Coopers & Lybrand, L.L.P. serves as independent accountants for the Fund.

Year 2000	   Many computer software systems in use today cannot properly
		   process date-related information from and after January 1,
		   2000.  Should any of the computer systems employed by the
		   Fund or any of its major service providers fail to process
		   this type of information properly, that could have a negative
		   impact on the Fund's operations and the services provided to
		   the Fund's shareholder's.  The Royce Funds, Royce and RFS are
		   reviewing all of their own computer systems with the goal of
		   modifying or
		   replacing such systems to the extent necessary
		   to prepare for the Year 2000.  In addition, Royce has been
		   advised by the Fund's major service providers that they are
		   also in the process of reviewing their systems with the same
		   goal.  As of the date of this Prospectus, the Trust and Royce
		   have no reason to believe that these goals will not be
		   achieved.
-------------------------------------------------------------------------------

DIVIDENDS,         The Fund pays dividends from net investment income and
DISTRIBUTIONS      distributes its net realized capital gains annually in
AND TAXES          December.  Dividends and distributions will be
                   automatically reinvested in additional shares of the
The Fund pays      Fund unless the shareholder chooses otherwise.
dividends and
capital gains      Shareholders receive information annually as to the tax
annually in        status of distributions made by the Fund for the
December           calendar year.  For Federal income tax purposes, all
                   distributions by the Fund are taxable to shareholders when declared, whether received in cash or reinvested in shares. Distributions paid from the Fund's net investment income and short-term capital gains are taxable to shareholders as ordinary income dividends. A portion of the Fund's dividends may qualify for the corporate dividends received deduction, subject to certain limitations. The portion of the Fund's dividends qualifying for such deduction is generally limited to the aggregate taxable dividends received by the Fund from domestic corporations.
                   Distributions paid from long-term capital gains of the Fund are treated by a shareholder for Federal income tax purposes as long-term capital gains, regardless of how long the shareholder has held Fund shares.

                   If a shareholder disposes of shares held for six months or less at a loss, such loss is treated as a long-term capital loss to the extent of any long-term capital gains reported by the shareholder with respect to such shares. A loss realized on a taxable disposition of Fund shares may be disallowed to the extent that additional Fund shares are purchased (including by reinvestment of distributions) within 30 days before or after such disposition.

                   The redemption of shares is a taxable event, and a shareholder may realize a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. However, because the tax consequences of a redemption will also depend on the shareholder's basis in the redeemed shares for tax purposes, shareholders should retain their account statements for use in determining their tax liability on a redemption.

                   At the time of a shareholder's purchase, the Fund's net asset value may reflect undistributed income or capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the shareholder even though the distribution economically is a return of part of the shareholder's investment.

                   The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to non-corporate shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. Shareholders may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to backup withholding.

                   The discussion of Federal income taxes above is for
                   general information only. The Statement of Additional Information includes a more detailed description of
                   Federal income tax aspects that may be relevant to a shareholder. Shareholders may also be subject to state and local taxes on income and any gains from their investment. Investors should consult their own tax advisers concerning the tax consequences of an
                   investment in the Fund.
-------------------------------------------------------------------------------

NET ASSET	   Fund shares are purchased and redeemed at their net asset
VALUE		   value per share next determined after an order is received
PER SHARE	   by the Fund's transfer agent or an authorized service
		   agent or sub-agent.  Net asset value per share is determined
		   by dividing the total value of the Fund's investments plus
		   cash and other assets, less any liabilities, by the number
Net asset value    of outstanding shares of the Fund.  Net asset value per share
per share (NAV)	   is calculated at the close of regular trading on the New York
is determined	   Stock Exchange on each day the Exchange is open for business.
each day the
New York Stock	   In determining net asset value, securities listed on an
is open	 	   exchange or the Nasdaq National Market System are valued on
		   the basis of the last reported sale price prior to the time the valuation is made or, if no sale is reported for that day, at their bid price for exchange-listed securities and at the average of their bid and ask prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may bbe valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

-------------------------------------------------------------------------------

                             SHAREHOLDER GUIDE

OPENING AN         The Fund's shares are offered on a no-load basis.  If
ACCOUNT AND        you need assistance with the Account Application or have
PURCHASING         any questions about the Fund, please call Investor
SHARES             Information at 1-800-221-4268.  Note: For certain types
                   of account registrations (e.g., corporations, partnerships, foundations, associations, other organizations, trusts or powers of attorney), please call Investor Information to determine if you need to provide additional forms with your application.

                   Type of Account                    	   Minimum
	           ---------------			   -------
Minimum Initial    Regular accounts                        $50,000
Investment         IRAs *                                  2,000
                   403(b)(7) accounts *                    2,000

                   The Trust reserves the right to reject any subscription or waive the minimum initial investment in its sole discretion.

Additional         Subsequent investments  ($2,000 minimum) may be made by
Investments        mail, telephone, wire or Express Service (a system of
                   electronic funds transfer from your bank account).

                   * Separate forms must be used for opening IRAs or 403(b)(7) accounts; please call Investor Information if you need these forms.

		    -------------------------------------------------------
                                                  ADDITIONAL INVESTMENTS
                            NEW ACCOUNT            TO EXISTING ACCOUNTS
Purchasing By       Please include the amount   Additional investments
Mail                of your initial investment  should include the Invest-
                    on the Application Form,    by-Mail remittance form
Complete and sign   make your check payable to  attached to your Fund
the enclosed        The Royce Fund, and mail    account confirmation
Account             to:                         statements.  Please make
Application                                     your check payable to The
                    The Royce Funds             Royce Fund, write your
                    P.O. Box 419012             account number on your
                    Kansas City, MO 64141-6012  check and, using the
                                                return envelope provided,
                                                mail to the address
                                                indicated on the Invest-by-
                                                Mail form.

For express or      The Royce Funds             All written requests
registered mail,    c/o National Financial      should be mailed to one of
send to:            Data Services               the addresses indicated
                    1004 Baltimore, 5th Floor   for new accounts.
                    Kansas City, MO 64105
		   -------------------------------------------------------

Purchasing By      Subsequent telephone purchases may be made by calling
Telephone          Investor Information.  For all telephone purchases,
                   payment is due within three business days and may be
                   made by wire or personal, business or bank check,
                   subject to collection.
                   -------------------------------------------------------

Purchasing By      Money should be wired to:
Wire:              State Street Bank and Trust Company
                   ABA 011000028    DDA 9904-712-8
Before Wiring:     Ref:  Royce Special Equity Fund
For a new          Order Number or Account Number____________________
account,           Account Name ____________________________________
please contact
Investor           To ensure proper receipt, please be sure your bank
Information at     includes the name of the Fund and your order number (for
1-800-221-4268     telephone purchases) or account number.  If you are
                   opening a new account, you must call Investor
                   Information to obtain an order number, and complete the
                   Account Application and mail it to the "New Account"
                   address above after completing your wire arrangement.
                   Note:  Federal Funds wire purchase orders will be
                   accepted only when the Fund and its custodian are open
                   for business.
		   -------------------------------------------------------
Purchasing By
Express            Expedited Purchase Option permits you, at your
Service            discretion, to transfer funds ($100 minimum and $200,000
                   maximum) from your bank account to purchase shares in your Royce Fund account by telephone or computer online access.

                   To establish the Expedited Purchase Option, please provide the appropriate information on the Account Application and attach a voided check. We will send you a confirmation of Express Service activation. Please wait three weeks before using the service.

                   To make an Expedited Purchase, other than through computer online access, please call Shareholder Services at 1-800-841-1180 before 4:00 p.m., Eastern time.

-------------------------------------------------------------------------------

CHOOSING A         You may select one of three distribution options:
DISTRIBUTION
OPTION
1. Automatic Reinvestment Option--Both net investment income dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

2. Cash Dividend Option--Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares.

3. All Cash Option--Both dividends and capital gains distributions will be paid in cash.

You may change your option by calling Shareholder Services at 1-800-841-
1180.

-------------------------------------------------------------------------------

IMPORTANT          The easiest way to establish optional services on your
ACCOUNT            account is to select the options you desire when you
INFORMATION        complete your Account Application.  If you want to add
                   or change shareholder options later, you may need to provide additional information and a signature guarantee. Please call Shareholder Services at 1-800-
                   841-1180 for further assistance.

Signature          For our mutual protection, we may require a signature
Guarantees         guarantee on certain written transaction requests.  A
                   signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokerage firms and any other guarantor that our transfer agent deems acceptable. A signature guarantee cannot be provided by a notary public.


Certificates       Certificates for whole shares will be issued upon
                   request. If a certificate is lost, stolen or destroyed, you may incur an expense to replace it.


Purchases Through If you purchase shares of the Fund through a program of Service Providers services offered or administered by a broker-dealer, financial institution or other service provider, you should read the program materials provided by the service provider, including information regarding fees which may be charged, in conjunction with this Prospectus. Certain shareholder servicing features of the Fund may not be available or may be modified in connection with the program of services offered. When shares of the Fund are purchased in this way, the service provider, rather than the customer, may be the shareholder of record of the shares. Royce, RFS and/or the Fund may pay fees to unaffiliated broker-dealers, financial institutions or other service providers who introduce investors to the Fund and/or provide certain administrative services to those of their customers who are Fund shareholders.

Telephone and      Neither the Fund nor its transfer agent will be liable
Online Access      for following instructions communicated by telephone or
Transactions       computer online access that are reasonably believed to
                   be genuine. The transfer agent uses certain procedures designed to confirm that telephone and computer online access instructions are genuine, which may include requiring some form of personal identification prior to acting on the instructions, providing written confirmation of the transaction and/or recording incoming telephone calls, and if it does not follow such procedures, the Fund or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions.



Nonpayment         If your check or wire does not clear, or if payment is
                   not received for any telephone
		   or computer online access
                   purchase, the transaction will be canceled and you will be responsible for any loss the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered account with the Trust as reimbursement for any loss incurred.

Trade Date for
Purchases
                   Your trade date is the date on which share purchases are credited to your account. If your purchase is made by check, Federal Funds wire, telephone, computer online access or exchange and is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time), your trade date is the date of receipt. If your purchase is received after the close of regular trading on the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                   In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Fund will accept only a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a United States correspondent bank.

-------------------------------------------------------------------------------

REDEEMING          You may redeem any portion of your account at any time.
YOUR SHARES        You may request a redemption in writing or by telephone.
                   Redemption proceeds normally will be sent within two business days after the receipt of the request in Good
                   Order.

Redeeming By       Redemption requests should be mailed to The Royce Funds,
Mail               c/o NFDS, P.O. Box 419012, Kansas City, MO 64141-6012.
                   (For express or registered mail, send your request to The Royce Funds, c/o National Financial Data Services,
                   1004 Baltimore, 5th Floor, Kansas City, MO 64105.)

                   The redemption price of shares will be their net asset value next determined after NFDS or an authorized service agent or sub-agent has received all required documents in Good Order.


Definition of      Good Order means that the request includes the
Good Order         following:

                   1.  The account number and Fund name.

                   2. The amount of the transaction (specified in dollars or shares).
                   3. Signatures of all owners exactly as they are registered on the account.
                   4. Signature guarantees if the value of the shares being redeemed exceeds $50,000 or if the payment is to be sent to an address other than the address of record or is to be made to a payee other than the shareholder.
                   5.  Certificates, if any are held.
                   6. Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.

                   If you have any questions about what is required as it pertains to your request, please call Shareholder Services at 1-800-841-1180.

		   -------------------------------------------------------

Redeeming By       Shareholders who have not established Express Service
Telephone          may redeem up to $50,000 of their Fund shares by
                   telephone, provided the proceeds are mailed to their address of record. If preapproved, higher minimums may apply for institutional accounts. To redeem shares by telephone, you or your pre-authorized representative may call

		   Shareholder Services at 1-800-841-1180. Redemption requests received by telephone prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) are processed on the day of receipt; redemption requests received by telephone after the close of regular trading on the Exchange are processed on the business day following receipt.

                   Telephone redemption service is not available for Trust-
                   sponsored retirement plan accounts or if certificates
                   are held.  TELEPHONE REDEMPTIONS WILL NOT BE PERMITTED
                   FOR A PERIOD OF SIXTY DAYS AFTER A CHANGE IN THE ADDRESS
                   OF RECORD.  See also "Important Account Information -
                   Telephone and Online Access Transactions".
		   -------------------------------------------------------
Redeeming By
Express            You redeem up to $50,000 of shares from your Fund
Service            account by telephone and transfer the proceeds directly
                   to your bank account. You may elect Express Service on the Account Application or call Shareholder Services at 1-800-841-1180 for an Express Service application.

		   -------------------------------------------------------

                   If you are redeeming shares recently purchased by check
Important          or Express Service Expedited Purchase, the proceeds of
Redemption         the redemption may not be sent until payment for the
Information        purchase is collected, which may take up to fifteen
                   calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                   If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be processed at the net asset value next determined after your request has been received by the transfer agent in Good Order. The Trust reserves the right to revise or terminate the telephone redemption privilege at any time.

                   The Trust may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

                   Although the Trust will normally make redemptions in cash, it may cause the Fund to redeem in kind under certain circumstances.
		   -------------------------------------------------------

Early Redemption   In order to discourage short-term trading, the Fund
Fee                assesses an early redemption fee of 1% on redemptions of
                   share purchases held for less than one year. Redemption fees will be paid to the Fund, out of the redemption proceeds otherwise payable to the shareholder, to help offset transaction costs.

                   The Fund will use the "first-in, first-out" (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of the share purchases held in the account. If this holding period is less than one year, the fee will be assessed. In determining "one year," the Fund will use the anniversary month of a transaction. Thus, shares purchased in May 1998, for example, will be subject to the fee if they are redeemed prior to May 1999. If they are redeemed on or after May 1, 1999, they will not be subject to the fee.

                   No redemption fee will be payable on shares acquired
                   through reinvestment or by shareholders who are (a)
                   employees of the Trust or Royce or members of their
                   immediate families or employee benefit plans for them,
                   (b) certain Trust-approved Group Investment Plans and
                   charitable organizations, (c) profit-sharing trusts,
                   corporations or other institutional investors who are
                   investment advisory clients of Royce or (d) omnibus or
                   similar account customers of certain Trust-approved
                   broker-dealers and other institutions.
		   -------------------------------------------------------
Minimum Account
Balance            Due to the relatively high cost of maintaining smaller
Requirement        accounts, the Trust reserves the right to involuntarily
                   redeem shares in any Fund account that falls below the
                   minimum initial investment due to redemptions by the
                   shareholder.  If at any time the balance in an account
                   does not have a value at least equal to the minimum
                   initial investment, you may be notified that the value
                   of your account is below the Fund's minimum account
                   balance requirement.  You would then have sixty days to
                   increase your account balance before the account is
                   liquidated.  Proceeds would be promptly paid to the
                   shareholder.
-------------------------------------------------------------------------------

TRANSFERRING       You may transfer the ownership of any of your Fund
OWNERSHIP          shares to another person by writing to:  The Royce
                   Funds, c/o NFDS, P.O. Box 419012, Kansas City, MO 64141-
                   6012.  The request must be in Good Order (see "Redeeming
                   Your Shares - Definition of Good Order").  Before
                   mailing your request, please contact Shareholder
                   Services (1-800-841-1180) for full instructions.
-------------------------------------------------------------------------------

OTHER              For more information about any of these services, please
SERVICES           call Investor Information.

Statements and     A confirmation statement will be sent to you each time
Reports            you have a transaction in your account and semi-
                   annually.  Shareholder reports are mailed semi-annually.
                   To reduce expenses, only one copy of most shareholder
                   reports may be mailed to a household.  Please call
                   Investor Information if you need additional copies.
Tax-sheltered      Shares of the Fund are available for purchase in
Retirement Plans   connection with certain types of tax-sheltered
                   retirement plans, including Individual Retirement
                   Accounts (IRA's) for individuals and 403(b)(7) Plans for employees of certain tax-exempt organizations.

           	   These plans should be established with the Trust only after an investor has consulted with a tax adviser or attorney. Information about the plans and the appropriate forms may be obtained from Investor Information at 1-800-221-4268.

======================================    ======================================


THE ROYCE FUNDS
---------------
1414 Avenue of the Americas
New York, NY 10019                              THE ROYCE FUNDS
1-800-221-4268                                  ---------------
funds@roycenet.com

INVESTMENT ADVISER
Royce & Associates, Inc.
1414 Avenue of the Americas
New York, NY 10019

DISTRIBUTOR
Royce Fund Services, Inc.
1414 Avenue of the Americas                   	    ROYCE
New York, NY 10019                              SPECIAL EQUITY
                                                     FUND
TRANSFER AGENT
State Street Bank and Trust Company                A No-Load
c/o National Financial Data Services              Mutual Fund
P.O. Box 419012
Kansas City, MO 64141-6012
1-800-841-1180

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02105

OFFICERS
Charles M. Royce, President and Treasurer        Prospectus
Jack E. Fockler, Jr., Vice President            April 30,1998
W. Whitney George, Vice President
Daniel A. O'Byrne, Vice President and
  Assistant Secretary
John E. Denneen, Secretary

======================================    ======================================

                                 THE ROYCE FUND
	              STATEMENT OF ADDITIONAL INFORMATION

       THE ROYCE FUND (the "Trust"), a Delaware business trust, is a professionally-managed open-end registered investment company, which offers investors the opportunity to invest in ten portfolios or series. Three of the ten series, Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce GiftShares Fund, offer two classes of shares, an Investment Class and a Consultant Class. Unless specifically noted, all references to a particular series relate to that series' Investment Class. Each series has distinct investment objectives and/or policies, and a shareholder's interest is limited to the series in which the shareholder owns shares. The ten series are:

	PENNSYLVANIA MUTUAL FUND      	   ROYCE TOTAL RETURN FUND
	ROYCE PREMIER FUND                 ROYCE FINANCIAL SERVICES FUND
	ROYCE MICRO-CAP FUND               PMF II
	ROYCE LOW-PRICED STOCK FUND        ROYCE SPECIAL EQUITY FUND
	ROYCE GIFTSHARES FUND         	   THE REVEST GROWTH & INCOME FUND

           This Statement of Additional Information relates to all of the series other than The REvest Growth & Income Fund (each a "Fund" and collectively the "Funds"). REvest is covered by its own separate Statement of Additional Information.

      The Trust is designed for long-term investors, including those who wish to use shares of any Fund (other than Royce GiftShares Fund) as a funding vehicle for certain tax-deferred retirement plans (including Individual Retirement Account (IRA) plans), and not for investors who intend to liquidate their investments after a short period of time.

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectuses, each of which is dated April 30, 1998. Please retain this document for future reference. The audited financial statements and schedules of investments included in the Annual Reports to Shareholders of such Funds for the fiscal year or period ended December 31, 1997 are incorporated herein by reference. To obtain an additional copy of the Prospectus or Annual or Semi-Annual Reports to Shareholders for any of these Funds, please call Investor Information at 1-800-221-4268.

INVESTMENT ADVISER                                   		  TRANSFER AGENT
Royce & Associates, Inc. ("Royce")	     State Street Bank and Trust Company
                             		    c/o National Financial Data Services
DISTRIBUTOR                                 		               CUSTODIAN
Royce Fund Services, Inc.  ("RFS")           State Street Bank and Trust Company
                                 APRIL 30, 1998
                      -------------------------------------------
                                TABLE OF CONTENTS

                               Page					   Page
INVESTMENT  POLICIES  AND             INDEPENDENT ACCOUNTANTS..............  21
  LIMITATIONS.................... 2   PORTFOLIO TRANSACTIONS................ 21
RISK FACTORS AND SPECIAL              CODE OF ETHICS AND RELATED
  CONSIDERATIONS................. 6     MATTERS............................. 23
MANAGEMENT  OF THE TRUST........ 10   PRICING OF SHARES BEING  OFFERED...... 23
PRINCIPAL HOLDERS OF SHARES..... 13   REDEMPTIONS IN KIND................... 23
INVESTMENT ADVISORY		      TAXATION.............................. 24
  SERVICES...................... 16   DESCRIPTION OF THE TRUST.............. 30
DISTRIBUTOR..................... 18   PERFORMANCE DATA...................... 32
CUSTODIAN....................... 21

	              INVESTMENT POLICIES AND LIMITATIONS

      The following investment policies and limitations supplement those set forth in the Funds' Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

      A Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting their Fund.

     NO FUND MAY, AS A MATTER OF FUNDAMENTAL POLICY:

          1.   Issue any senior securities;

          2. Purchase securities on margin or write call options on its portfolio securities;

          3.   Sell securities short;

          4. Borrow money, except that each of the Funds may borrow money from banks as temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of such Fund's total assets;

          5.   Underwrite the securities of other issuers;

          6. Invest more than 10% of its total assets in the securities of foreign issuers (except for Royce Financial Services Fund, which is not subject to any such limitation, and for PMF II and Royce Special Equity Fund, each of which may invest up to 25% of its total assets in such securities);

          7. Invest in restricted securities (except for Royce Financial Services Fund and PMF II, each of which may invest up to 15% of its net assets in illiquid securities, including restricted securities) or in repurchase agreements which mature in more than seven days;

          8. Invest more than 10% (15% for Royce Financial Services Fund, PMF II and Royce Special Equity Fund) of its assets in securities without readily available market quotations (i.e., illiquid securities) (except for Pennsylvania Mutual Fund, which is not subject to any such limitation);

          9. Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

          10. Invest more than 25% of its assets in any one industry (except for Royce Financial Services Fund, which may invest more than 25% of its assets in the financial services industry);

          11. Acquire (own, in the case of Pennsylvania Mutual Fund) more than 10% of the outstanding voting securities of any one issuer;

          12. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

          13.  Purchase or sell commodities or commodity contracts;

          14. Make loans, except for purchases of portions of issues of publicly- distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that each Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

          15. Invest in companies for the purpose of exercising control of management;

          16. Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts;

          17. Invest in the securities of other investment companies (except for Pennsylvania Mutual Fund, PMF II and Royce Special Equity Fund, which may invest in such companies as set forth below, and except for Royce Financial Services Fund, which may invest in such companies to the extent permitted by the 1940 Act); or

          18. Invest more than 5% of its total assets in warrants, rights and options (except for Pennsylvania Mutual Fund, which may not purchase any warrants, rights or options).

     NO FUND MAY, AS A MATTER OF OPERATING POLICY:

         1. Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities; or

         2. Enter into repurchase agreements with any party other than the custodian of its assets.

     ROYCE SPECIAL EQUITY FUND MAY NOT, AS A MATTER OF OPERATING POLICY:

         1. Invest more than 5% of its assets in the securities of foreign issuers; or

         2. Invest more than 5% of its assets in securities for which market quotations are not readily available; or

         3. Invest more than 5% of its assets in the securities of other investment companies.

      As a matter of operating policy, the Trust is interpreting Fundamental Policy No. 8 to preclude any Fund from investing more than 10% (15% for Pennsylvania Mutual Fund, Royce Financial Services Fund, PMF II and Royce Special Equity Fund) of its net assets in illiquid securities.

PENNSYLVANIA MUTUAL FUND
PMF II
ROYCE SPECIAL EQUITY FUND

      Pennsylvania Mutual Fund and PMF II may each invest up to 25%, and Royce Special Equity Fund may invest up to 5%, of the value of their total assets in the securities of other investment companies (open or closed-end), including up to 5% of their total assets in the securities of any one other investment company, provided that the Funds and all affiliated persons of the Funds do not invest in more than 3% of the total outstanding stock of any one such investment company. All such securities must be acquired in the open market, in transactions involving no commissions or discounts to a sponsor or dealer (other than customary brokerage commissions). The issuers of such securities are not required to redeem them from any one Fund in an amount exceeding 1% of such issuers' total outstanding securities during any period of less than thirty days, and Pennsylvania Mutual Fund, PMF II and Royce Special Equity Fund will vote all proxies with respect to such securities in the same proportion as the vote of all other holders of such securities. Except for cash collateral received in connection with their securities lending activities and invested in the money market funds of their custodian bank, neither Pennsylvania Mutual Fund, PMF II nor Royce Special Equity Fund has any current intention of investing in the securities of any open-end investment companies.

ROYCE FINANCIAL SERVICES FUND

      Financial Services Fund may invest in the securities of a company that is engaged in securities related activities, such as a broker, a dealer, an underwriter, an investment adviser registered under the Investment Advisers Act of 1940 or an investment adviser to an investment company, subject to the following limitations in the case of a company that, in its most recent fiscal year, derived more than 15% of its gross revenues from such activities:

     (a) The purchase cannot cause more than 5% of the Fund's assets to be invested in the securities of the company;

     (b) For an equity security, the purchase cannot result in the Fund owning more than 5% of the company's outstanding securities of that class; and

     (c) For a debt security, the purchase cannot result in the Fund owning more than 10% of the principal amount of the company's outstanding debt securities.

      In applying the gross revenues test, a company's gross revenues from its own securities related activities and from its ratable share of the securities related activities of enterprises of which it owns 20% or more of the voting or equity interest are considered in determining the degree to which the company is engaged in securities related activities. The limitations apply only at the time of the Fund's purchase of the securities of such a company. When Royce is considering purchasing or has purchased warrants or convertible securities of a securities related business for the Fund, the required determination is made as though such warrants or conversion privileges had been exercised.

      Financial Services Fund is not permitted to acquire a general partnership interest or a security issued by its investment adviser or principal underwriter or any affiliated person of its investment adviser or principal underwriter.

      Financial Services Fund may invest up to 20% of its assets in the securities of other investment companies, provided that (i) the Fund and all affiliated persons of the Fund do not invest in more than 3% of the total outstanding stock of any one such company and (ii) the Fund does not offer or sell its shares at a public offering price which includes a sales load of more than 1 1/2%. (The 20% and 3% limitations do not apply to securities received as dividends, through offers of exchange or as a result of a reorganization, consolidation or merger.) The other investment company is not obligated to redeem those of its securities held by the Fund in an amount exceeding 1% of its total outstanding securities during any period of less than thirty days, and the Fund will be obligated to exercise voting rights with respect to any such security by voting the securities held by it in the same proportion as the vote of all other holders of the security.

     Financial Services Fund does not currently intend to invest more than 5% of its assets in the securities of any one other investment company, to purchase securities of other investment companies (except in the open market where no commission other than the ordinary broker's commission is paid) or to purchase or hold securities issued by other open-end investment companies (except for cash collateral received in connection with its securities lending activities and invested in the money market funds of its custodian bank).

ROYCE FINANCIAL SERVICES FUND
PMF II

      Financial Services Fund and PMF II will not invest more than 15% of their net assets in illiquid securities, including those restricted securities that are illiquid. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act") and other securities for which market quotations are not readily available. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities.

      A large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A produces enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation.


	            RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds' Rights as Stockholders

      As noted above, no Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Trustees determine that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure  or  business  activities; seeking changes in  a  company's  board  of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

     A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Trust's Board of Trustees determine this to be in the best interests of a Fund's shareholders.

Securities Lending

      Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program monitored by the Funds' custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce's judgment, the consideration to be earned from such loans would justify the risk.

      Royce understands that it is the current view of the staff of the Securities and Exchange Commission that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) Debt Securities

      Each Fund may invest up to 5% (15% for PMF II) of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody's Investors Service, Inc. or from BB to D by Standard & Poor's or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

      While the market for lower-rated (high-risk) corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield/high-risk bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated (high-risk) debt securities that defaulted rose significantly above prior levels.

      The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund's ability to dispose of lower-rated (high-risk) debt securities.

      Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce's research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Foreign Investments

      Except for Financial Services Fund, which is not subject to any such limitation, each Fund may invest up to 10% of its total assets (25% for PMF II and Royce Special Equity Fund) in the securities of foreign issuers. Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund's ability to realize on its investment in such securities. There is no assurance that Royce will be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

     Although Fund's foreign investments may be adversely affected by changes in foreign currency rates, Royce does not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Fund were to engage in foreign currency transactions for hedging purposes.

     The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

      American Depositary Receipts (ADRs) are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

      ADR facilities may be established as either unsponsored or sponsored. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

      In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

      The Funds may engage in repurchase agreements with respect to any U.S. Government security, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with its custodian, State Street Bank and Trust Company, and having a term of seven days or less.


Warrants, Rights and Options

      Each Fund, other than Pennsylvania Mutual Fund, may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

      The sale of warrants, right or options held for more than one year generally results in a long-term capital gain or loss to the Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P 600.

      Investing in warrants, rights and call options on a given security allows the Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit the Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits the Fund to incur additional risk and/or to hedge against risk.

Portfolio Turnover

      For the year ended December 31, 1997 and the period from November 19, 1996 (commencement of operations) through December 31, 1996, PMF II's portfolio turnover rates were 77% and 1%, respectively. The Fund's portfolio turnover rate for its start-up period in 1996 was 1% because the Fund was then investing its initial cash and did no significant selling of portfolio securities during this period.

                             * * *
      Royce believes that Pennsylvania Mutual, Micro-Cap, Low-Priced Stock, GiftShares and Financial Services Funds, PMF II and Royce Special Equity Fund are suitable for investment only by persons who can invest without concern for current income, and that such Funds and Royce Premier Fund are suitable only for those who are in a financial position to assume above-average investment risks in search for long-term capital appreciation.


                    MANAGEMENT OF THE TRUST

      The following table sets forth certain information as to each Trustee and officer of the Trust:

                   Position
Name, Address and  Held         Principal Occupations During
Age                with the     Past 5 Years
                   Trust
-----------------  --------     ----------------------------
                                   President, Managing Director
Charles M. Royce*  Trustee,     (since April 1997), Secretary,
(58)               President    Treasurer, sole director and
1414 Avenue of     and          sole voting shareholder of
the                Treasurer    Royce & Associates, Inc.
  Americas                      ("Royce"), formerly named Quest
New York, NY                    Advisory Corp., the Trust's and
10019                           its predecessors' principal
                                investment adviser; Trustee,
                                President and  Treasurer of the
                                Trust and its predecessors;
                                Director, President and
                                Treasurer of Royce Value Trust,
                                Inc. ("RVT"), Royce Micro-Cap
                                Trust, Inc. ("OTCM") (since
                                September 1993) and, Royce
                                Global Trust, Inc. ("RGT")
                                (since October 1996), closed-end
                                diversified management
                                investment

                   Position
Name, Address and  Held         Principal Occupations During
Age                with the     Past 5 Years
                   Trust
-----------------  --------     ----------------------------
                                companies of which Royce is the
                                investment adviser; Trustee,
                                President and Treasurer of Royce
                                Capital Fund ("RCF") (since
                                December 1996), an open-end
                                diversified management
                                investment company of which
                                Royce is the investment adviser
                                (the Trust, RVT, OTCM, RGT and
                                RCF collectively, "The Royce
                                Funds"); Secretary and sole
                                director and shareholder of
                                Royce Fund Services, Inc.
                                ("RFS"), formerly named Quest
                                Distributors, Inc., the
                                distributor of the Trust's
                                shares; and managing general
                                partner of  Royce Manage-ment
                                Company ("RMC"), formerly named
                                Quest Management Company, a
                                registered investment adviser,
                                and its predecessor.

Hubert L. Cafritz  Trustee      Financial consultant.
(74)
9421 Crosby Road
Silver Spring, MD
20910

Richard M. Galkin  Trustee      Private  investor and  President
(59)                            of Richard M. Galkin Associates,
5284 Boca Marina                Inc.,        tele-communications
Boca Raton, FL                  consultants.
33487

Stephen L. Isaacs  Trustee      President  of  The  Center   for
(58)                            Health  and Social Policy  since
65 Harmon Avenue                September  1996;  President   of
Pelham, NY 10803                Stephen  L.  Isaacs  Associates,
                                Consultants;  and  Director   of
                                Columbia  University Development
                                Law    and    Policy    Program;
                                Professor at Columbia University
                                until August 1996.

William L. Koke    Trustee      Registered  investment   adviser
(63)                            and   financial   planner   with
73 Pointina Road                Shoreline Financial Consultants.
Westbrook, CT
06498

David L. Meister   Trustee      Consultant to the communications
(58)                            industry since January 1993; and
111 Marquez Place               Executive  officer  of   Digital
Pacific                         Planet  Inc. from April 1991  to
Palisades, CA                   December 1992.
90272

Jack E. Fockler,   Vice         Managing   Director    (since
Jr.* (39)          President    April  1997) and Vice  President
1414 Avenue of                  (since  August 1993)  of  Royce,
the                             having  been employed  by  Royce
   Americas                     since    October   1989;    Vice
New York, NY                    President of RGT (since  October
10019                           1996), RCF

                   Position
Name, Address and  Held         Principal Occupations During
Age                with the     Past 5 Years
                   Trust
-----------------  --------     ----------------------------
                                (since  December 1996)  and  the
                                other  Royce Funds (since  April
                                1995);  Vice  President  of  RFS
                                (since   November   1995);   and
                                general  partner  of  RMC  since
                                July 1993.

W. Whitney         Vice         Managing  Director (since  April
George* (39)       President    1997)  and Vice President (since
1414 Avenue of                  August  1993)  of Royce,  having
the                             been  employed  by  Royce  since
   Americas                     October 1991; Vice President  of
New York, NY                    RCF  (since December 1996); Vice
10019                           President of RGT (since  October
                                1996)  and  of the  other  Royce
                                Funds  (since April  1995);  and
                                general  partner of RMC and  its
                                predecessor since January 1992.

Daniel A.          Vice         Vice  President of Royce  (since
O'Byrne* (36)      President    May  1994), having been employed
1414 Avenue of     and          by Royce since October 1986; and
the                Assistant    Vice  President  of  RGT  (since
   Americas        Secretary    October  1996),  of  RCF  (since
New York, NY                    December 1996) and of the  other
10019                           Royce Funds (since July 1994).

John  E. Denneen*  Secretary    Associate  General  Counsel  and
(31)                            Chief   Compliance  Officer   of
1414  Avenue   of               Royce    (since    May    1996);
the                             Secretary of RGT (since  October
  Americas                      1996),  of  RCF (since  December
New York, NY                    1996)  and  of the  other  Royce
10019                           Funds  (since  June  1996);  and
                                Associate  of  Seward  &  Kissel
                                prior to May 1996.
_______________________________________________________________________________
     *An "interested person" of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.

      All of the Trust's trustees (other than Messrs. Cafritz and Koke) are also directors/trustees of RVT, OTCM and RCF, and all of them (other than Mr. Cafritz) are also directors of RGT.

      The  Board  of  Trustees has an Audit Committee, comprised  of  Hubert  L.
Cafritz, Richard M. Galkin, Stephen L. Isaacs, William L. Koke and David L. Meister. The Audit Committee is responsible for recommending the selection and nomination of independent accountants of the Funds and for conducting post-audit reviews of the Funds' financial conditions with such auditors.


     For the year ended December 31, 1997, the following trustees and affiliated persons of the Trust received compensation from the Trust and its predecessor and/or the other funds in the group of registered investment companies comprising The Royce Funds:

                  Aggregate
                  Compensation
                  From Trust   Pension or Retirement  Total Compensation
                  and its      Benefits Accrued As    from The Royce Funds
Name              Predecessor  Part of Trust Expenses paid to Trustee/Directors
----		  -----------  ---------------------- -------------------------

Hubert L. Cafritz    $37,000    N/A  			$37,000
Trustee

Richard M. Galkin,    37,000    N/A    			 65,000
Trustee

Stephen L. Isaacs,    37,000    N/A    			 65,000
Trustee

William L. Koke,      37,000    N/A     		 38,125
Trustee

David L. Meister,     37,000    N/A      		 65,000
Trustee

John D. Diederich    106,590    $10,032       		 N/A
Director of
  Administration




                    PRINCIPAL HOLDERS OF SHARES

      As of March 31, 1998, the following persons were known to the Trust to be the record or beneficial owners of 5% or more of the outstanding shares of certain of its Funds:


                         	Number       Type of      Percentage of
Fund                     	of Shares    Ownership    Outstanding Shares
----			 	---------    ---------    ------------------
Pennsylvania Mutual Fund
   Investment Class
------------------------
Charles Schwab & Co., Inc.      11,021,158    Record        17.19%
101 Montgomery Street
San Francisco, CA 94104-4122

<PAG0E>

                         	Number       Type of      Percentage of
Fund                     	of Shares    Ownership    Outstanding Shares
----			 	---------    ---------    ------------------
Laird Lorton Trust Company C/F   4,367,524    Record         6.81%
Administrative Systems Inc.
Norton Building, 16th Floor
801 Second Avenue
Seattle, WA 98104-1509

Royce Premier Fund
------------------
Charles Schwab & Co., Inc.      22,221,952    Record        36.48%
101 Montgomery Street
San Francisco, CA 94104-4122

Wheat First Securities Inc.      8,294,249    Record        13.62%
Special Custody Account
FBO Fundsource
Attn. No Load Unit
P.O. Box 4798
Glen Allen, VA 23058-4798

Royce Micro-Cap Fund
--------------------
Charles Schwab & Co., Inc.       6,581,853    Record        31.80%
101 Montgomery Street
San Francisco, CA 94104-4122

Northern Trust TTEE              1,049,205    Record         5.07%
FBO Archdiocese of Chicago
P.O. Box 92956
Chicago, IL 60675-2956

Royce Low-Priced Stock Fund
---------------------------
Charles Schwab & Co., Inc.       1,106,208    Record        39.39%
101 Montgomery Street
San Francisco, CA 94104-4122

Royce Management Company           240,535    Record and     8.57%
8 Soundshore Drive                            Beneficial
Greenwich, CT 06830

                         	Number       Type of      Percentage of
Fund                     	of Shares    Ownership    Outstanding Shares
----			 	---------    ---------    ------------------
Royce GiftShares Fund
   Investment Class
---------------------
W. Whitney George , Trustee       155,411    Record and      23.25%
The Royce 1992 GST Trust            	     Beneficial
1414 Avenue of the Americas
New York, NY 10019

Royce GiftShares Fund
     Consultant Class
---------------------
GV and RL Saxton TR DTD 012698      4,385    Record           6.95%
FBO Douglas James Nassman
State Street Bank and Trust Co. TTEE
15611 157th Ave. SE
Renton, WA 98058-6343

GV and RL Saxton TR DTD 012698      4,385    Record            6.95%
FBO Derek J. Nassman
State Street Bank and Trust Co. TTEE
310 110th  PL SE
Bellevue, WA 98004-6311

GV and RL Saxton TR DTD 012698       4,385   Record            6.95%
FBO Damon L. Nassman
State Street Bank and Trust Co. TTEE
14430 SE 79th DR
Newcastle, WA 98059-9208

Royal Total Return Fund
-----------------------
Charles Schwab & Co. Inc.        7,032,390   Record           39.52%
Attn. Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

Royce  Financial Services Fund
------------------------------
Charles M. Royce                    169,111   Record and      42.60%
c/o Royce Management Company                  Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7242

                         	Number       Type of      Percentage of
Fund                     	of Shares    Ownership    Outstanding Shares
----			 	---------    ---------    ------------------

National City Bank PA CUST        58,388      Record         14.71%
Reed Smith Shaw & McClay PPS
FBO Scott F. Zimmerman
P.O. Box 94777
Cleveland, OH 44101-4777

Bruce Museum Inc.                 50,088      Record and      12.62%
Museum Drive                                  Beneficial
Greenwich, CT 06830

Charles Schwab & Co. Inc.         47,153      Record          11.88%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

PMF II
------
Charles Schwab & Co. Inc.        695,970      Record	      18.69%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

Steven F. Fischer &              212,640      Record		5.71%
Frederick C. Fisher Co.
TTEES U/A/D 1/1/76
Fischer Special Manufacturing
111 Industrial Road
Cold Spring, KY 41076-9020

      As of March 31, 1998 all of the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of Pennsylvania Mutual, Royce Premier and Total Return Funds, approximately 1% of th0e outstanding shares of Royce Micro-Cap Fund, approximately 15.0% of the outstanding shares of Royce Low-Priced Stock Fund, approximately 23.3% of the outstanding shares of Royce GiftShares Fund, approximately 49.2% of the outstanding shares of Royce Financial Services Fund, approximately 2.9% of the outstanding shares of PMF II and 100% of the outstanding shares of Royce Special Equity Fund.


		     INVESTMENT ADVISORY SERVICES

Services Provided by Royce

      As compensation for its services under the Investment Advisory Agreements with the Funds, Royce is entitled to receive the following fees:

                                      Percentage Per Annum
     Fund                     	      of Fund's Average Net Assets
     ----			      ----------------------------
     Pennsylvania Mutual Fund         1.00% of first $50,000,000,
                              	      .875% of next $50,000,000 and
                              	      .75% of any additional average net assets
     Royce Premier Fund               1.00%
     Royce Micro-Cap Fund             1.50%
     Royce Low-Priced Stock Fund      1.50%
     Royce GiftShares Fund            1.25%
     Royce Total Return Fund          1.00%
     Royce Financial Services Fund    1.50%
     PMF II                           1.00%
     Royce Special Equity Fund        1.00%

Such fees are payable monthly from the assets of the Fund involved and, in the case of Pennsylvania Mutual Fund and Royce GiftShares Fund, are allocated between the Investment and Consultant Classes of their shares based on their relative net assets.

      Under the Investment Advisory Agreements, Royce (i) determines the composition of each Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust's Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; (iii) furnishes, without expense to the Trust, the services of certain of its executive officers and full-time employees; and (iv) pays such persons' salaries and executive expenses and all expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

     The Trust pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated trustees' fees; and brokerage commissions.

      For each of the three years ended December 31, 1995, 1996 and 1997, as applicable, Royce received advisory fees from the Funds (net of any amounts waived by Royce) and waived advisory fees payable to it, as follows:



                             Net Advisory Fees   Amounts
                             Received by Royce   Waived by Royce
		             -----------------   ---------------
      Pennsylvania Mutual Fund
      1995   			$5,361,354        88,173
      1996                       4,104,694       198,074
      1997                       4,379,842          -

                             Net Advisory Fees   Amounts
                             Received by Royce   Waived by Royce
		             -----------------   ---------------
      Royce Premier Fund
      1995                      $2,603,445           6,279
      1996                       2,838,340          65,000
      1997                       4,319,656             -

     Royce Micro-Cap Fund
     1995                      $   804,905           14,047
     1996                        1,792,264           96,036
     1997                        1,937,727          511,724

     Royce Low-Priced Stock Fund
     1995                      $      6,174          31,425
     1996                           122,045          51,828
     1997                           146,709         108,828

     Royce GiftShares Fund
     1995*                     $        0         $      86
     1996                               0             7,866
     1997                               0            19,859

     Royce Total Return Fund
     1995                      $    12,027            9,947
     1996                           12,189           28,758
     1997                          444,718           93,398

     Royce Financial Services Fund
     1995                       $        0          20,261
     1996                                0          29,185
     1997                            4,322          28,934

     PMF II
     1996**                    $         0        $ 12,215
     1997                           84,743         114,508
__________
* December 27, 1995 (commencement of operations) to December 31, 1995 ** November 19, 1996 (commencement of operations) to December 31, 1996



				  DISTRIBUTOR

      RFS, the distributor of the shares of each Fund, has its office at 1414 Avenue of the Americas, New York, New York 10019. It was organized in November 1982 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

      As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, for and from the assets of the Fund involved, a monthly fee equal to 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of Pennsylvania Mutual Fund's, Royce Micro-Cap Fund's and Royce GiftShares Fund's Consultant Classes, respective average net assets and .25% per annum (consisting of an asset-based sales charge) of Royce GiftShares Fund's Investment Class, Royce Low-Priced Stock and Financial Services Funds' respective average net assets. Except to the extent that they may be waived by RFS, these fees are not subject to any required reductions. RFS is also entitled to receive the proceeds of any front-end sales loads that may be imposed on purchases of shares of Pennsylvania Mutual Fund's, Royce Micro-Cap Fund's and Royce GiftShares Fund's Consultant Classes and of any contingent deferred sales charges that may be imposed on redemptions of such shares. Currently each of Pennsylvania Mutual Fund's and Royce Micro-Cap Fund's Consultant Class shares bear a 1% contingent deferred sales charge on shares redeemed within one year of their purchase. Currently Royce GiftShares Fund's Consultant Class shares bear a contingent deferred sales charge which declines from 5% during the first year after purchase to 1.5% during the sixth year after purchase. No contingent deferred sales charge is imposed after the sixth year. Pennsylvania Mutual Fund's Investment Class, Royce Premier Fund, Royce Micro-Cap Fund's and Royce GiftShares Fund's Investment Classes and PMF II do not pay any fees to RFS under the Distribution Agreement.

      Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds' prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. The Trust bears the expense of registering its shares with the Securities and Exchange Commission and the cost of qualifying and maintaining the qualification of its shares for sale under the securities laws of the various states.

      The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. As required by Rule 12b-1 under the 1940 Act, the Plan has been approved by the shareholders of each Fund or class of shares that remains covered by the Plan and by the Trust's Board of Trustees (which also approved the Distribution Agreement pursuant to which the distribution fees are paid), including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

     In approving the Plan, the Trustees, in accordance with the requirements of Rule 12b-1, considered various factors (including the amount of the distribution fees) and determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders or class of shareholders.

      The Plan may be terminated as to any Fund or class of shares by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or in the Distribution Agreement or by vote of a majority of the outstanding voting securities of such Fund or class. Any change in the Plan that would materially increase the distribution cost to a Fund or class of shares requires approval by the shareholders of such Fund or class; otherwise, the Plan may be amended by the Trustees, including a majority of the non-interested Trustees, as described above.

      The Distribution Agreement may be terminated as to any Fund or class of shares at any time on 60 days' written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding voting securities of such Fund or class or by the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto.

      The Distribution Agreement and the Plan, if not sooner terminated in accordance with their terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party and who have no direct or indirect financial interest in the Plan or the Agreement and (ii) either by the vote of a majority of the outstanding voting securities of the Fund or class of shares involved or by the vote of a majority of the entire Board of Trustees.

     While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not interested persons.

     RFS has temporarily waived the distribution fees payable to it by Royce Low-Priced Stock, Total Return and Financial Services Funds and PMF II.

      No trustee of the Trust who was not an interested person of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement. Charles M. Royce, an interested person of the Trust, Royce and RFS, had such an interest.

      Under the Rules of Fair Practice of the NASD, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to RFS are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum, increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.

                           CUSTODIAN

      State Street Bank and Trust Company ("State Street") is the custodian for the securities, cash and other assets of each Fund and the transfer agent and dividend disbursing agent for the shares of each Fund, but it does not participate in any Fund's investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street's main office is at 225 Franklin Street, Boston, Massachusetts 02107. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by State Street's agent, National Financial Data Services, at 1004 Baltimore, Kansas City, Missouri 64105.

      State Street is responsible for the calculation of each Fund's daily net asset value per share and for the maintenance of its portfolio and general accounting records and also provides certain shareholder services.

                    INDEPENDENT ACCOUNTANTS

      Coopers & Lybrand L.L.P., whose address is One Post Office Square, Boston, Massachusetts 02109, are the independent accountants of the Trust.

                    PORTFOLIO TRANSACTIONS

     Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund's portfolio securities. No broker is selected to effect a securities transaction for a Fund unless such broker is believed by Royce to be capable of obtaining the best price and execution for the security involved in the transaction. Best price and execution is comprised of several factors, including the liquidity of the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained. In addition to considering a broker's execution capability, Royce generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research and performance measurement and may be written or oral. Brokers that provide both research and execution services are generally paid higher commissions than those paid to brokers who do not provide such research and execution services. Royce determines the overall fairness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by Royce upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or Royce's overall responsibilities with respect to its accounts.

      Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

      Brokerage and research services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts and those of RMC, and not all of such services may be used by Royce in connection with the Trust or any one of its Funds.

      Royce may also place a Fund's brokerage business with firms which promote the sale of the Funds' shares, consistent with achieving the best price and execution. In no event will a Fund's brokerage business be placed with RFS.

      Even though investment decisions for each Fund are made independently from those for the other Funds and the other accounts managed by Royce and RMC, securities of the same issuer are frequently purchased, held or sold by more than one Royce/RMC account because the same security may be suitable for all of them. When the same security is being purchased or sold for more than one Royce/RMC account on the same trading day, Royce seeks to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. Such purchases and sales of the same security are generally effected pursuant to Royce/RMC's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, unallocated orders are placed with and executed by broker-dealers during the trading day. The securities purchased or sold in such transactions are then allocated to one or more of Royce's and RMC's accounts at or shortly following the close of trading, using the average net price obtained. Such allocations are done based on a number of judgmental factors that Royce and RMC believe should result in fair and equitable treatment to those of their accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund.

      During each of the three years ended December 31, 1995, 1996 and 1997, the Funds paid brokerage commissions as follows:


Fund                     		1995         1996    	  1997
----					----	     ----	  ----
Pennsylvania Mutual Fund             $683,334      $ 935,022 	 $375,095
Royce Premier Fund      	      419,040        429,150      583,759
Royce Micro-Cap Fund    	      117,909        295,737      246,667
Royce Low-Priced Stock Fund            22,645        114,456      100,845
Royce GiftShares Fund          		  760*         3,555        8,178
Royce Total Return Fund                 6,117         21,379      127,534
Royce Financial Services Fund           6,199          6,872        5,511
PMF II                        		 -            29,490**     66,857
______________
* For the period from December 27, 1995 (commencement of operations) to December 31, 1995
** For the period from November 19, 1996 (commencement of operations) to December 31, 1996

      For the year ended December 31, 1997, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

                          Aggregate Amount of
                          Brokerage Transactions 	 Commissions Paid
Fund                      Having a Research Component    For Such Transactions
----		          ---------------------------    ---------------------
Pennsylvania Mutual Fund   $     49,578,098  		 $    152,535
Royce Premier Fund               68,332,674                   214,659
Royce Micro-Cap Fund             15,195,902                    63,715
Royce Low-Priced Stock Fund       3,306,908 		       20,800
Royce GiftShares Fund               553,720                     1,871
Royce Total Return Fund          16,634,611                    51,345
Royce Financial Services Fund       932,935 			2,381
PMF II                            5,566,684        	       19,318



               CODE OF ETHICS AND RELATED MATTERS

       Royce, RFS, RMC and The Royce Funds have adopted a Code of Ethics under which directors, officers, employees and partners of Royce, RFS and RMC ("Royce-related persons") and interested trustees/directors, officers and employees of The Royce Funds are prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce or RMC account. Such persons are permitted to engage in other personal securities transactions if (i) the securities involved are United States Government debt securities, municipal debt securities, money market instruments, shares of affiliated or non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment or employer-sponsored automatic payroll-deduction cash purchase plan or (ii) they first obtain permission to trade from Royce's Compliance Officer and an executive officer of Royce. The Code contains standards for the granting of such permission, and it is expected that permission to trade will be granted only in a limited number of instances.

      Royce's and RMC's clients include several private investment companies in which Royce or RMC has (and, therefore, Charles M. Royce, Jack E. Fockler, Jr.,
W. Whitney George, Boniface A. Zaino and/or other Royce-related persons may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 5% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce or RMC for such private investment company accounts. Transactions for such private investment company accounts are subject to Royce's and RMC's allocation policies and procedures. See "Portfolio Transactions".

     As of March 31, 1998, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $37 million, and Royce's and RMC's equity interests in Royce related private investment companies totalled approximately $3.1 million.


                PRICING OF SHARES BEING OFFERED

      The purchase and redemption price of each Fund's shares is based on the Fund's current net asset value per share. See "Net Asset Value Per Share" in the Funds' Prospectuses.

      As set forth under "Net Asset Value Per Share", the Funds' custodian determines the net asset value per share of each Fund at the close of regular trading on the New York Stock Exchange on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                      REDEMPTIONS IN KIND

      It is possible that conditions may arise in the future which would, in the judgment of the Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Trust's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be selected by Royce and valued at the same value assigned to them in computing the net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

                            TAXATION

      Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

     By so qualifying, a Fund will not be subject to Federal income taxes to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

     A non-deductible 4% excise tax will be imposed on a Fund to the extent that the Fund does not distribute (including by declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending
October 31 of such calendar year (or the Fund's actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years. To avoid the application of this tax, each Fund intends to distribute substantially all of its net investment income and capital gain net income at least annually to its shareholders.

     Each Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund's distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund's investments in foreign securities, such regulations could restrict that Fund's ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

      Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund's cash available for distribution to shareholders. It is currently anticipated that none of the Funds will be eligible to elect to "pass through" such taxes to their shareholders for purposes of enabling them to claim foreign tax credits or other U.S. income tax benefits with respect to such taxes.

      If a Fund invests in stock of a so-called passive foreign investment company ("PFIC"), such Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal income tax rate in effect for such years, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders.

      In lieu of being taxable in the manner described above, a Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. In the event that the Fund makes a mark to market election for the current taxable year, then any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized. However, if such election is made for any taxable year beginning after December 31, 1997, then any resulting gain or loss is reportable as ordinary income or loss. The Fund may make either of these elections with respect to its investments (if any) in PFICs.

      Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount will be required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

Distributions

      For Federal income tax purposes, distributions by each Fund from net investment income and from any net realized short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Ordinary income generally cannot be offset by capital losses. For corporate shareholders, distributions of net investment income (but not distributions of short-term capital gains) may qualify in part for the 70% dividends received deduction for purposes of determining their regular taxable income. (However, the 70% dividends received deduction is not allowable in determining a corporate shareholder's alternative minimum taxable income.) The amount qualifying for the dividends received deduction generally will be limited to the aggregate dividends received by the Fund from domestic corporations. The dividends received deduction for corporate shareholders may be further reduced or eliminated if the shares with respect to which dividends are received by the Fund are treated as debt-financed or are deemed to have been held for fewer than 46 days, during a 90 day period beginning 45 days before and ending 45 days after the Fund is entitled to receive such dividends, or under other generally applicable statutory limitations.

     So long as a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, distributions by such Fund from net capital gains will be taxable, whether received in cash or reinvested in Fund shares and regardless of how long a shareholder has held his or its Fund shares. Such distributions are not eligible for the dividends received deduction. Capital gain distributions by the Fund, although fully includible in income currently are taxed at a lower maximum marginal Federal income tax rate than ordinary income in the case of non-corporate shareholders. Such long term capital gains are generally taxed at maximum marginal rates of either 28% or 20% depending, in part, on the holding period and the date of sale of the Fund's investments which generated the related gains.

      Distributions by a Fund in excess of its current and accumulated earnings and profits will reduce a shareholder's basis in Fund shares (but, to that extent, will not be taxable) and, to the extent such distributions exceed the shareholder's basis, will be taxable as capital gain assuming the shareholder holds Fund shares as capital assets.

      A distribution will be treated as paid during a calendar year if it is declared in October, November or December of the year to shareholders of record in such month and paid by January 31 of the following year. Such distributions will be taxable to such shareholders as if received by them on December 31, even if not paid to them until January. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

      The Trust will send written notices to shareholders regarding the amount and Federal income tax status as ordinary income or capital gain of all distributions made during each calendar year.


Back-up Withholding/Withholding Tax

      Under the Code, certain non-corporate shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding").

Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number and certain required certifications are not on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. In addition, the Trust is required to withhold from distributions to any shareholder who does not certify to the Trust that such shareholder is not subject to back-up withholding due to notification by the Internal Revenue Service that such shareholder has under-reported interest or dividend income. When establishing an account, an investor must certify under penalties of perjury that such investor's taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

      Ordinary income distributions paid to shareholders who are non-resident aliens or which are foreign entities will be subject to 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the United States tax consequences to them of investing in a Fund.

Timing of Purchases and Distributions

     At the time of an investor's purchase, a Fund's net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution, as they will receive a distribution that is taxable to them.


Sales or Redemptions of Shares

     Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of Fund shares (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized on the sale or exchange. For taxable dispositions of shares after July 28, 1997, gains for noncorporate shareholders will be taxed at a maximum Federal rate of 20% (20% rate gain) for shares held for more than 18 months; 28% (28% rate gain) for shares held for more than 12 months but for 18 months or less; and 39.6% (ordinary income rate) for shares held for 12 months or less. For regular corporations, the maximum Federal rate on all income is 35%. A loss will be disallowed to the extent that the shares disposed of are replaced (including by receiving Fund shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. A loss recognized upon the sale, redemption or other taxable disposition of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received with respect to such shares. A shareholder's exchange of shares between Funds will be treated for tax purposes as a redemption of the Fund shares surrendered in the exchange, and may result in the shareholder's recognizing a taxable gain or loss.

                            *  *  *
      The foregoing relates to Federal income taxation. Distributions, as well as any gains from a sale, redemption or other taxable disposition of Fund shares, also may be subject to state and local
taxes.   Under  current law, so long as each Fund qualifies  for  the  Federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Delaware.

      Investors are urged to consult their own tax advisers regarding the application to them of Federal, state and local tax laws.


Royce GiftShares Fund

     Gift Taxes

      An investment in Royce GiftShares Fund may be a taxable gift for Federal tax purposes, depending upon the options selected and other gifts that the Donor and his or her spouse may make during the year.

      If the Donor selects the Withdrawal Option, the entire amount of the gift will be a "present interest" that qualifies for the Federal annual gift tax exclusion. In that case, the Donor will be required to file a Federal gift tax return for the year of the gift only if (i) he or she makes gifts (including the gift of Fund shares) totaling more than the amount of the Federal annual gift tax exclusion (currently, $10,000) to the same individual during that year or,
(ii) the Donor and his or her spouse elects to have any gifts by either of them treated as "split gifts" (i.e. treated as having been made one-half by each of them for gift tax purposes) or (iii) the Donor makes any gift of a future interest during that year. The Trustee will notify the Beneficiary of his or her right of withdrawal promptly following any investment in the Fund under the Withdrawal Option.

     If the Donor selects the Accumulation Option, the entire amount of the gift will be a "future interest" for Federal gift tax purposes, so that none of the gift will qualify for the Federal annual gift tax exclusion. Consequently, the Donor will have to file a Federal gift tax return IRS (Form 709) reporting the entire amount of the gift, even if the gift is less than $10,000.

      No Federal gift tax will be payable by the Donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or other exclusions) exceed the Federal gift and estate tax applicable exclusion amount (currently $625,000 in 1998, $650,000 in 1999 and eventually in uneven stages, to $1,000,000 in 2006). Any gift of Fund shares that does not qualify as a present interest will reduce the amount of the Federal gift and estate tax exemption that would otherwise be available for future gifts or to the Donor's estate. All gifts of Fund shares qualify for "gift splitting" with the Donor's spouse, meaning that the Donor and his or her spouse may elect to treat the gift as having been made one-half by each of them.

     The Donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the Donor resides imposes a gift tax. Many states do not impose such a tax. Some of those that do follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

     Generation-Skipping Transfer Taxes

      If the Beneficiary of a gift of Royce GiftShares Fund shares is a grandchild or more remote descendant of the Donor or is assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants, any part of the gift that does not qualify for the Federal annual gift tax exclusion will be a taxable transfer for purposes of the Federal generation-skipping transfer tax ("GST tax"). The Donor may protect these gifts from the GST tax by allocating his or her GST exemption until his or her cumulative gifts (other than certain gifts qualifying for the annual exclusion or other exclusions) to individuals assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants exceed the GST tax exemption (currently, $1,000,000). The tax rate on transfers subject to GST tax is the maximum Federal estate tax rate (currently, 55%). Gifts subject to GST tax, whether or not covered by the GST tax exemption, must be reported on the Donor's Federal gift tax return. Whether, and the extent to which, an investment in Royce GiftShares Fund will qualify for the Federal annual gift tax exclusion will depend upon the options selected and other gifts that the Donor and his or her spouse may have made during the year. See "Gift Taxes" above.

     Income Taxes

      The Internal Revenue Service has taken the position in recent rulings that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated as the "owner" of the portion of the trust that was subject to the power for Federal income tax purposes. Accordingly, if the Donor selects the Withdrawal Option, the Beneficiary may be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the Trust on his or her personal Federal income tax return. The Trust will not pay Federal income taxes on any of the Trust's income or capital gains. The Trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the Beneficiary a statement following each year showing the amounts (if any) that the Beneficiary must report on his or her income tax returns for that year. If the Beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the Beneficiary's parents. The Beneficiary will have the option to require the Trustee to pay him or her a portion of the Trust's income and capital gains annually to provide funds with which to pay any resulting income taxes, which the Trustee will do by redeeming Fund shares. The amount distributed will be a fraction of the Trust's ordinary income and short-term capital gains "intermediate term" (12 to 18 month holding period) capital gains and long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 39.6%, 28% and 20%, respectively). If the Beneficiary selects this option, he or she will receive those fractions of his or her Trust's income and capital gains annually for the duration of the Trust.

      Under the Withdrawal Option, the Beneficiary will also be able to require the Trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education (subject, in certain instances, to approval by the Beneficiary's Representative), and the Trustee will raise the cash necessary to fund these distributions by redeeming Fund shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the Beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above.

      If the Donor selects the Accumulation Option, the Trust that he or she creates will be subject to Federal income tax on all income and capital gains earned by the Trust, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income (currently, 39.6%), but at a much lower taxable income level (for 1997, $8,350) than would apply to an individual. It is anticipated, however, that most of the income generated by Fund shares will be long-term capital gains, on which the Federal income tax rate is currently limited to 20%. The Trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The Beneficiary will not pay Federal income taxes on any of the Trust's income or capital gains, except those earned in the year when the Trust terminates. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement for the year in which the Trust terminates showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year.

      When the Trust terminates, the distribution of the remaining Fund shares held in the Trust to the Beneficiary will not be treated as a taxable disposition, and no capital gain or loss will be realized by the Beneficiary (or, if he or she has died, by his or her estate) at that time. Any Fund shares received by the Beneficiary will have the same cost basis as they had in the Trust at the time of termination. Any Fund shares received by the Beneficiary's estate will have a basis equal to the value of the shares at the Beneficiary's death (or the alternative valuation date for Federal estate tax purposes, if elected).

     Consultation With Qualified Tax Adviser

      Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective Donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce GiftShares Fund.


                    DESCRIPTION OF THE TRUST

Trust Organization

      The Trust was organized in April 1996 as a Delaware business trust. It is the successor by mergers to The Royce Fund, a Massachusetts business trust (the "Predecessor"), and Pennsylvania Mutual Fund, a Delaware business trust. The mergers were effected on June 28, 1996, under an Agreement and Plan of Merger pursuant to which the Predecessor and Pennsylvania Mutual Fund merged into the Trust, with each Fund of the Predecessor and Pennsylvania Mutual Fund becoming an identical counterpart series of the Trust, Royce and RE&A continuing as the Funds' investment advisers under their pre-merger Investment Advisory Agreements and RFS continuing as the Trust's distributor. A copy of the Trust's Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust's office in New York.

      The Trust has an unlimited authorized number of shares of beneficial interest, which may be divided into an unlimited number of series and/or classes without shareholder approval. (Each Fund, other than Pennsylvania Mutual Fund, presently has only one class of shares.) All shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares). Shares vote by individual series and/or class except as otherwise required by the 1940 Act or when the Trustees determine that the matter affects shareholders of more than one series and/or class.

      Pennsylvania Mutual Fund, Royce Micro-Cap Fund, and Royce GiftShares Fund each have two classes of shares, an Investment Class and a Consultant Class.
The shares of each class represent a pari passu interest in such Fund's investment portfolio and other assets and have the same redemption and other rights.

      On  June  17, 1997, Pennsylvania Mutual Fund and Royce Total  Return  Fund
acquired all of the assets and assumed all of the liabilities of Royce Value Fund and Royce Equity Income Fund, respectively. The acquisitions were accomplished by exchanging shares of Pennsylvania Mutual Fund's Consultant Class and of Royce Total Return Fund equal in value to the shares of Royce Value Fund and Royce Equity Income Fund owned by each of their respective shareholders.

      On November 25, 1997, Royce Global Services Fund changed its investment objective and, in connection therewith, its name to Royce Financial Services Fund.

      Each of the Trustees currently in office were elected by the Predecessor's shareholders. There will normally be no meeting of shareholders for the election of Trustees until less than a majority of such Trustees remain in office, at which time the Trustees will call a shareholders meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of a majority of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of a majority of the outstanding shares of the Trust at a meeting duly called for this purpose upon the written request of holders of at least 10% of the Trust's outstanding shares. Upon the written request of 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the Trust's other shareholders for the purpose of obtaining the necessary signatures to demand a meeting to consider the removal of a Trustee, the Trust is required (at the expense of the requesting shareholders) to provide a list of its shareholders or to distribute appropriate materials. Except as provided above, the Trustees may continue to hold office and appoint their successors.

      The trustee of the Royce GiftShares Fund trusts will send notices of meetings of Royce GiftShares Fund shareholders, proxy statements and proxies for such meetings to the trusts' beneficiaries to enable them to attend the meetings in person or vote by proxies. It will vote all GiftShares Fund shares held by it which are not present at the meetings and for which no proxies are returned in the same proportions as GiftShares Fund shares for which proxies are returned.

      Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust, are entitled to receive net assets of their series and/or class. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

Shareholder Liability

      Generally, shareholders will not be personally liable for the obligations of their Fund or of the Trust under Delaware law. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states,  the  courts  may not apply Delaware law and may thereby  subject  Trust shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust's assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of Trust property of any Trust shareholder held personally liable for the Trust's obligations. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote.

                        PERFORMANCE DATA

      The Funds' performances may be quoted in various ways. All performance information supplied for the Funds is historical and is not intended to indicate future returns. Each Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

Total Return Calculations

      Total returns quoted reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share (NAV) over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

      In addition to average annual total returns, a Fund's cumulative total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.


Historical Fund Results

      The following table shows certain of the Funds' total returns for the periods indicated. Such total returns reflect all income earned by each Fund, any appreciation or depreciation of the assets of such Fund and all expenses incurred by such Fund for the stated periods. The table compares the Funds' total returns to the records of the Russell 2000 Index (Russell 2000) and Standard & Poor's 500 Composite Stock Price Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Funds' total returns compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison is provided to show how the Funds' total returns compared to the record of a broad average of common stock prices over the same period. The Funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Funds, their returns do not include the effect of paying brokerage commissions and other costs and expenses of investing in a mutual fund.

                                     Period Ended
Fund                                 December 31, 1997   Russell 2000    S&P 500
----		                     -----------------   ------------    -------

Pennsylvania Mutual Fund (Investment Class)
1 Year Total Return             	       25.0%      22.4%      	 33.4%
5 Year Average Annual Total Return             13.1       16.4   	 20.3
10 year Average Annual Total Return            13.8       15.8       	 18.1

Pennsylvania Mutual Fund (Consultant Class)
Cumulative Annual Total Return since 6-18-97   12.0%      12.2%    	  9.5%
(commencement of sale of Consultant Class shares)

Royce Premier Fund
1 Year Total Return             	       18.4%      22.4%      	 33.4%
5 Year Average Annual Total Return             15.2       16.4   	 20.3
Average Annual Total Return since 12-31-91     15.3       16.7   	 18.1
(commencement of operations)

Royce Micro-Cap Fund
1 Year Total Return             	       24.7%      22.4%      	 33.4%
5 Year Average Annual Total Return             17.1       16.4   	 20.3
Average Annual Total Return since 12-31-91     19.0       16.7   	 18.1
(commencement of operations)

                                     Period Ended
Fund                                 December 31, 1997   Russell 2000    S&P 500
----		                     -----------------   ------------    -------
Royce Low-Priced Stock Fund
1 Year Total Return             	      19.5%       22.4%      	 33.4%
Average Annual Total Return since 12-15-93    16.5        16.6     	 23.0
(commencement of operations)

Royce GiftShares Fund (Investment Class)
1 Year Total Return             	      26.0%       22.4%      	 33.4%
Average Annual Total Return since 12-27-95    25.7        19.8   	 28.1
(commencement of operations)

Royce GiftShares Fund (Consultant Class)
Cumulative Annual Total Return since 9-26-97   1.5%       -2.3%   	  3.9%
(commencement of sale of Consultant Class shares)

Royce Total Return Fund
1 Year Total Return             	      23.7%       22.4%      	 33.4%
Average Annual Total Return since 12-15-93    19.7        16.6   	 23.0
(commencement of operations)



Royce Financial Services Fund
1 Year Total Return             	     19.4%         22.4%      	 33.4%
Average Annual Total Return since 12-15-94   18.6          23.5   	 31.1
(commencement of operations)

PMF II
1 Year Total Return                          20.8%         22.4%	 33.4%
Average Annual Total Return since 11-19-96   24.0          25.0		 29.5
(commencement of operations)

      During the applicable period ended December 31, 1997, a hypothetical $10,000 investment in certain of the Funds would have grown as indicated below, assuming all distributions were reinvested:

Fund/Period Commencement Date      Hypothetical Investment at December 31, 1997
-----------------------------	   --------------------------------------------
Pennsylvania Mutual Fund (12-31-77)                   $200,856
Royce Premier Fund (12-31-91)                   	23,461
Royce Micro-Cap Fund (12-31-91)                      	28,426
Royce Low-Priced Stock Fund (12-15-93)               	18,551
Royce GiftShares Fund (12-27-95)                     	15,584
Royce Total Return Fund (12-15-93)                   	20,698
Royce Financial Services Fund (12-15-94)                16,790
PMF II     (11-19-96)                                	12,795

       The Funds' performances may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of registered investment companies. The Funds' rankings by Lipper for the one year period ended December 31, 1997 were:

     Fund                     			Lipper Ranking
     -----					--------------

Pennsylvania Mutual Fund           	163 out of 470 small-cap funds
Royce Premier Fund            		298 out of 470 small-cap funds
Royce Micro-Cap Fund            	 21 out of 34 micro-cap funds
Royce Low-Priced Stock Fund        	271 out of 470 small-cap funds
Royce GiftShares Fund              	148 out of 470 small-cap funds
Royce Total Return Fund       		186 out of 470 small-cap funds
Royce Financial Services Fund            35 out of 190 global funds
PMF II                        		239 out of 470 small-cap funds

Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

      The Lipper General Equity Funds Average can be used to show how the Funds' performances compare to a broad-based set of equity funds. The Lipper General Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper. As of December 31, 1997, the average included 248 capital appreciation funds, 944 growth funds, 284 mid-cap funds, 566 small company growth funds, 43 micro-cap funds, 710 growth and income funds, 208 equity income funds and 85 S&P Index objective funds. Capital appreciation, growth and small company growth funds usually invest principally in common stocks, with long-term growth as a primary goal. Growth and income and equity income funds tend to be more conservative in nature and usually invest in a combination of common stocks, bonds, preferred stocks and other income-producing securities. Growth and income and equity income funds generally seek to provide their shareholders with current income as well as growth of capital, unlike growth funds which may not produce income. S&P 500 Index objective funds seek to replicate the performance of the S&P 500.

      The Lipper Growth & Income Fund Index can be used to show how the Total Return Fund's performance compares to a set of growth and income funds. The Lipper Growth & Income Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest qualifying funds within Lipper's growth and income investment objective category.

      The Lipper Global Fund Index can be used to show how the Global Services Fund's performance compares to a set of global funds. The Lipper Global Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest qualifying funds in Lipper's global investment objective category.

      Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Funds' performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Funds.

       The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S. Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors
(DFA) U.S. 9-10 Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile. As of November 30, 1997, DFA U.S. 9-10 Small Company Fund contained approximately 2,881 stocks, with a median market capitalization of about $142 million.

      The S&P 500 is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

     The S&P SmallCap 600 Index is an unmanaged market-weighted index consisting of approximately 600 domestic stocks chosen for market size, liquidity and industry group representation. As of December 31, 1997, the weighted mean market value of a company in this Index was approximately $923.5 million.

      The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stocks of approximately 2,000 of the smallest out of the 3,000 largest publicly traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

     U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs). Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity.
The total return on the bill is the month-end price divided by the previous month-end price, minus one.

Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; The Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

      Royce may, from time to time, compare the performance of common stocks, especially small capitalization stocks, to the performance of other forms of investment over periods of time.

      From time to time, in reports and promotional literature, the Funds' performances also may be compared to other mutual funds tracked by financial or business publications and periodicals, such as KIPLINGER's, INDIVIDUAL INVESTOR, MONEY, FORBES, BUSINESS WEEK, BARRON's, FINANCIAL TIMES, FORTUNE, MUTUAL FUNDS MAGAZINE and THE WALL STREET JOURNAL. In addition, financial or business publications and periodicals, as they relate to fund management, investment philosophy and investment techniques, may be quoted.

      Morningstar, Inc.'s proprietary risk ratings may be quoted in advertising materials. For the three years ended December 31, 1997, the average risk score for the 1,646 domestic equity funds rated by Morningstar with a three-year history was 1.08; the average risk score for the 324 small company funds rated by Morningstar with a three-year history was 1.49. For the three years ended December 31, 1997, the risk scores for the Funds with a three-year history, and their ranks within Morningstar's equity funds category and either its small company category were as follows:

          	Morningstar             Rating within Morningstar Category of
Fund      	Risk Score             Equity Funds         Small Company Funds
----		----------	       ------------         -------------------

Pennsylvania       0.70                Within lowest 22%    Within lowest 11%
Mutual (In-
vestment
Class)

Premier            0.67                Within lowest 16%    Within lowest 10%

Micro-Cap          0.97                Within lowest 57%    Within  lowest 26%

Low-Priced
Stock              1.24                Within lowest 72%    Within lowest 42%

Total Return       0.20                Within top    1%

Financial Ser-
vices              0.86       	       Within lowest 49%


     The Funds' performances may also be compared to those of other compilations or indices.

      Advertising for the Funds may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

      The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $2,000 annual investment earning a taxable return of 8% annually would have an after-tax value of $177,887 after thirty years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have a value of $244,692 after thirty years.

Risk Measurements

     Quantitative measures of "total risk," which quantify the total variability of a portfolio's returns around or below its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta, and risk-adjusted measures of performance such as the Sharpe Ratio, Treynor Ratio, Jensen's Alpha and Morningstar's star rating system.

      STANDARD DEVIATION. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund's historical risk could be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile - i.e., spread out around the fund's average monthly total return, the fund's monthly total returns have been over the prior period. Standard deviation of total return can be calculated for funds having different objectives, ranging from equity funds to fixed income funds, and can be measured over different time frames. The standard deviation figures presented are annualized statistics based on the trailing 36 monthly returns. Approximately 68% of the time, the annual total return of a fund will differ from its mean annual total return by no more than plus or minus the standard deviation figure. 95% of the time, a fund's annual total return will be within a range of plus or minus 2x the standard deviation from its mean annual total return.

      RETURN PER UNIT OF RISK. This is a measure of a fund's risk adjusted return and is calculated by dividing a fund's average annual total return by its annualized standard deviation over a designated time period.

     BETA. Beta measures the sensitivity of a security's or portfolio's returns to the market's returns. It measures the relationship between a fund's excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P 500 for domestic equity funds). The market's beta is by definition equal to 1. Portfolios with betas greater than 1 are more volatile than the market, and portfolios with betas less than 1 are less volatile than the market. For example, if a portfolio has a beta of 2, a 10% market excess return would be expected to result in a 20% portfolio excess return, and a 10% market loss would be expected to result in a 20% portfolio loss (excluding the effects of any firm-specific risk that has not been eliminated through diversification).

      MORNINGSTAR RISK. The Morningstar proprietary risk statistic evaluates a fund's downside volatility relative to that of other funds in its class based on the underperformances of the fund relative to the riskless T-bill return. It then compares this statistic to those of other funds in the same broad investment class.

      SHARPE RATIO. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund's average return in excess of the risk-free rate of return
("average excess return") to the standard deviation of the fund's excess returns. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of total risk assumed.

      TREYNOR RATIO. Also known as the Reward-to-Volatility Ratio, this is the ratio of a fund's average excess return to the fund's beta. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of market risk assumed. Unlike the Sharpe Ratio, the Treynor Ratio uses market risk (beta), rather than total risk (standard deviation), as the measure of risk.

     JENSEN'S ALPHA. This is the difference between a fund's actual returns and those that could have been earned on a benchmark portfolio with the same amount of risk - i.e., the same beta, as the portfolio. Jensen's Alpha measures the ability of active management to increase returns above those that are purely a reward for bearing market risk.

     MORNINGSTAR STAR RATINGS. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five- and ten-year average annual returns (when available). Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star.

      None of the quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund's performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.

                            APPENDIX A:  BOND RATINGS



MOODY'S INVESTORS SERVICE, INC.

           Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.

           A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

           Baa:   Bonds  which  are  rated Baa are  considered  as  medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding characteristics and in fact have speculative characteristics as well.

          Ba: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

           Ca:   Bonds  which  are  rated  Ca represent  obligations  which  are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C:   Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           UNRATED: When no rating has been assigned or when a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

          Should no rating be assigned, the reason may be one of the following:

          1.  An application for rating for not received or accepted.

           2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

           3. There is a lack of essential data pertaining to the issue or issuer.

           4. The issue was privately placed, in which case the rating is not published in Moody's publications.

           Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

           The modifier 1 indicates that the bond ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

STANDARD & POOR'S

           AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

           AA:   Bonds rated AA have a very strong capacity to pay interest  and repay principal and differ from the higher rated issues only in small degree.

           A: Bonds rated AA have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

           BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

           BB-B-CCC-CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           C: The C rating is reserved for income bonds on which no interest is being paid.

           D:   Bonds  rated  D are in default, and payment of  interest  and/or repayment of principal is in arrears.

           NR:   Indicates  that  no rating has been requested,  that  there  is insufficient information on which to base a rating, or that S&P does not rate a particular type of bond as a matter of policy.

           PLUS (+) OR MINUS (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        	          SCHEDULE FOR COMPUTATION OF
           	   PERFORMANCE QUOTATIONS PROVIDED IN ITEM 22
		   ------------------------------------------

     This Schedule illustrates the growth of a $1,000 initial investment in each Fund of the Trust by applying the "Annual Total Return" and the "Average Annual Total Return" percentages set forth in this Registration Statement in response to Item 22 to the following total return formula:

                                   P(1+T)(n) = ERV

Where:    P    =    a hypothetical initial payment of $1,000

          T    =    average annual total return

          n    =    number of years

          ERV  =    ending redeemable value of a  hypothetical
                    $1,000  investment made at the beginning of the 1, 5  or  10 year or other periods at the end of the 1, 5 or 10 year or other periods.

Royce Premier Fund
------------------
         (a)       1 Year Ending Redeemable Value ("ERV") of  a
                   $1,000 investment for the one year period ended December 31, 1997:

                   $1,000 (1+ .184)(1) = $1,184 ERV

         (b) 5 Year ERV of a $1,000 investment for the five year period ended December 31, 1997:

                    $1,000 (1+ .152)(5) = $2,026 ERV


Royce  Micro-Cap Fund
---------------------
         (a)       1 Year Ending Redeemable Value ("ERV") of  a
                   $1,000 investment for the one year period ended December 31, 1997:

                   $1,000 (1+ .247)(1) = $1,247 ERV

         (b) 5 Year ERV of a $1,000 investment for the five year ended December 31, 1997:

                    $1,000 (1+ .171)(5) = $2,197 ERV

         (c) ERV of a $1,000 investment for the period from the Fund's inception on December 31, 1991 through December 31, 1997:

                    $1,000 (1+ .190)(6) = $2,843 ERV


Royce Low-Price Stock Fund
--------------------------
          (a)       1 Year Ending Redeemable Value ("ERV") of  a
                    $1,000 investment for the one year period ended December 31, 1997:

                    $1,000 (1+ .195)(1) = $1,195 ERV

         (b) ERV of a $1,000 investment for the period from the Fund's inception on December 15, 1993 through December 31, 1997:

                    $1,000 (1+ .165)(4.04) = $1,855 ERV


Royce Total Return Fund
-----------------------
          (a)       1 Year Ending Redeemable Value ("ERV") of  a
                    $1,000 investment for the one year period ended December 31, 1997:

                    $1,000 (1+ .237)(1) = $1,237 ERV

         (b) ERV of a $1,000 investment for the period from the Fund's inception on December 15, 1993 through December 31, 1997:

                   $1,000 (1+ .197)(4.04) = $2,070 ERV


Royce Financial Services Fund
-----------------------------
          (a)       1 Year Ending Redeemable Value ("ERV") of  a
                    $1,000 investment for the one year period ended December 31, 1997:

                    $1,000 (1+ .194)(1) = $1,194 ERV

         (b) ERV of a $1,000 investment for the period from the Fund's inception on December 15, 1994 through December 31, 1997:

                    $1,000 (1+ .186)(3.04) = $1,678 ERV

Pennsylvania Mutual Fund
------------------------
  (Investment Class)
          (a)       1 Year Ending Redeemable Value ("ERV") of  a
                    $1,000 investment for the one year period ended December 31, 1997:

                    $1,000 (1+ .250)(1) = $1,250 ERV

          (b) 5 Year ERV of a $1,000 investment for the five (5) year period ended December 31, 1997:

                    $1,000 (1+ .131)(5) = $1,850 ERV

          (c) 10 Year ERV of a $1,000 investment for the ten (10) year period ended December 31, 1997:

                    $1,000 (1+ .138)(10) = $3,646 ERV


Pennsylvania Mutual Fund
------------------------
  (Consultant Class)
          (a)       1 Year Ending Redeemable Value ("ERV") of  a
                    $1,000 investment for the one year period ended December 31, 1997:

                    $1,000 (1+ .234)(0.54) = $1,120 ERV

Royce GiftShares Fund
---------------------
  (Investment Class)
          (a)       1 Year Ending Redeemable Value ("ERV") of  a
                    $1,000 investment for the one year period ended December 31, 1997:

                    $1,000 (1+ .260)(1) = $1,260 ERV

          (b) ERV of a $1,000 investment for the period from the Fund's inception on December 27, 1995 through December 31, 1997:

                    $1,000 (1+ .257)(2.014) = $1,586 ERV

Royce GiftShares Fund
---------------------
  (Consultant Class)
          (a)       1 Year Ending Redeemable Value ("ERV") of  a
                    $1,000 investment for the one year period ended December 31, 1997:

                    $1,000 (1+ .058)(0.266) = $1,015 ERV


PMF II
------
          (a)       1 Year Ending Redeemable Value ("ERV") of  a
                    $1,000 investment for the one year period ended December 31, 1997:

                    $1,000 (1+ .208)(1) = $1,208 ERV


          (b) ERV of a $1,000 investment for the period from the Fund's inception on November 17, 1996 through December 31, 1997:

                    $1,000 (1+ .239)(1.118) = $1,271 ERV